UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08073

STATE FARM VARIABLE PRODUCT TRUST

(Exact name of registrant as specified in charter)

One State Farm Plaza Bloomington, IL	61710-0001
(Address of principal executive offices)	(Zip code)

Paul J. Smith One State Farm Plaza Bloomington, Illinois 61710-0001	Alan Goldberg Stradley Ronon Stevens & Young, LLP 191 North Wacker Dr, Suite 1601 Chicago, Illinois 60606
(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-888-702-2307

Date of fiscal year end: 12/31/2017

Date of reporting period: 12/31/2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

1-888-702-2307

State Farm VP Management Corp.

Customer Service Representatives are available

8:00 a.m. until 5:00 p.m. (Central Time)

Monday through Friday (except holidays)

This report and any financial information contained herein are submitted for the general information of the owners of interests in State Farm Life Insurance Company and State Farm Life and Accident Assurance Company Variable Life Separate Accounts or Variable Annuity Separate Accounts (the “Accounts”). This report provides the results of operations for each of the Funds of the State Farm Variable Product Trust. It is possible to invest in these underlying Funds only through the purchase of a State Farm Variable Universal Life Insurance policy or State Farm Variable Deferred Annuity policy. Please read the prospectus and consider the investment objectives, charges and expenses and other information it contains about the Accounts carefully before investing.

Variable Deferred Annuity (VA) policy series 97040 & 97090 in all states except MT, NY, WI; 97090 in MT; A97040 & A97090 in NY, WI.

Variable Universal Life (VUL) policy series 97035, and also 97036 in TX, except MT, NY, WI; 97085 in MT; A97035 in NY & WI.

Before investing, consider the Funds’ investment objectives, risks, charges and expenses. Contact State Farm VP Management Corp. (1-888-702-2307) for a prospectus containing this and other information. Read it carefully.

Investing involves risk, including potential for loss.

Issued by:

State Farm Life Insurance Company

(Not licensed in MA, NY, or WI)

State Farm Life and Accident Assurance Company

(Licensed in NY and WI)

Home Office, Bloomington, Illinois

State Farm VP Management Corp.

(Underwriter and Distributor of Securities Products)

One State Farm Plaza

Bloomington, Illinois 61710-0001

statefarm.com®

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-4930 and at sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-4930.

Any website referenced in this report is an inactive textual reference only, and information contained in or otherwise accessible through that website does not form a part of, and is not incorporated by reference into, this report.

Distributor: State Farm VP Management Corp.

Message to Variable Product Customers

Dear Policyowners,

Thank you for purchasing a State Farm® Variable Product. Enclosed is the Annual Report for the 12-month period ended December 31, 2017, for the State Farm Variable Product Trust (“the Trust”). We encourage your review and consideration of this entire report.

State Farm Investment Management Corp. has consistently maintained a long-term, disciplined approach to managing investment risk and providing competitive investment products that can help you, our valued shareholder, with your investment goals.1 We believe individuals increase their chance for investment success by remaining focused on their long-term goals and maintaining an appropriate asset allocation mix.2

Market Review

During 2017, U.S. equity and fixed income markets generated positive total returns, while international equities produced even stronger results that were helped, in part, by a weakened U.S. dollar.

Large cap U.S. stocks (as represented by the S&P 500® Index3) achieved a 21.83% total return for the period, as a 2.41% dividend yield added to a price gain of 19.42%. Mid-cap stocks (as represented by the Russell Midcap Index4) and small cap stocks (as represented by the Russell 2000® Index5) delivered total returns of 18.52% and 14.65%, respectively.

Synchronized growth across many of the world’s economies helped drive a resurgence in earnings for multinational companies, lifting business and investor confidence levels during the year. Other factors lending support to U.S. equity markets included continuing trends of generally subdued inflation, accommodative global central bank policy, positive employment data, and increases in U.S. Gross Domestic Product, including more than 3% growth in both the second (April – June) and third (July – September) quarters. In addition, early in 2017, the potential pro-growth policy impacts anticipated from the Trump administration helped support equity gains, while expected changes to U.S. tax law helped stocks rally toward period end. As the U.S. Congress worked on reforming the individual and corporate tax codes – eventually passing a bill in late December – investors considered the possible effects to companies’ earnings as a result of lower tax rates.

Major Market Indices	1-year Total Return as of 12/31/2017
S&P 500 Index	21.83%
Russell Midcap Index	18.52%
Russell 2000 Index	14.65%
MSCI EAFE Free Index	25.03%
MSCI All Country World Index ex-U.S. Index	27.19%
MSCI Emerging Markets Index	37.28%
Bloomberg Barclays U.S. Intermediate Government/Credit Index	2.14%

The period was not without its challenges, though, as U.S. political and economic concerns, geopolitical tensions, and natural disasters arose as market headwinds during the year. In March and again in September, Congress failed to pass a health care plan to replace the Affordable Care Act, raising questions with respect to the new administration’s ability to achieve its other pro-growth policy goals. Pockets of anxiety regarding the health of the U.S. economy also briefly appeared, as did a sense of increased geopolitical uncertainty that was due, in part, to an escalation in provocative rhetoric and actions involving the North Korean government. In addition, in August and September, two hurricanes – Harvey and Irma – made landfall in the U.S., temporarily disrupting activity throughout the economy. Despite these events, however, market volatility stayed relatively low for most of the period, with market price declines, in particular, being less sustained and severe than in recent years’ past, as investors remained focused on news conveying strong economic and business growth both in the U.S. and abroad.

1	Investing involves risk, including potential for loss.

2	Asset allocation cannot guarantee a profit or protect against a loss in a declining market.

3	Source: Standard and Poor’s. The S&P 500 Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

4	Source: Bloomberg. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities of the Russell 1000 Index based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

5	Source: Bloomberg. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities of the Russell 3000 Index based on a combination of their market cap and current index membership. The stocks of small companies are more volatile than the stocks of larger, more established companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

Message to Variable Product Customers (continued)

Starting the year at a period low of 2,238, the S&P 500 Index staged a series of uneven climbs through the first seven months of the year before achieving more consistent gains starting in late summer. During the period, U.S. equities entered the ninth year of their current bull market run, while the S&P 500 Index set over 60 closing price highs – including a new record of 2,690 on December 18th – before finishing the year at 2,673. In addition, the S&P 500 Index marked another record in 2017, for the first time in its history notching gains in each of the year’s 12 months. Within the broad U.S. equities market rally, growth generally outperformed value. The S&P 500 Growth Index returned 27.44% versus 15.36% from the S&P 500 Value Index due, in part, to the market’s view that growth-oriented companies were generally better positioned to benefit from the expanding economy relative to their value-oriented peers.6

International equity markets, as represented by the MSCI All Country World Index (ACWI) ex-U.S. Index, the MSCI EAFE Free® Index, and MSCI Emerging Markets Index, returned 27.19%, 25.03% and 37.28%, respectively, as a weakened U.S. dollar helped increase already-strong foreign market returns.7 Developed market country Austria paced international growth in 2017, rising 58.31%, while Poland led emerging market countries with a 54.72% return. Among developed nations, Israel lagged for the second consecutive year as the weakest performing market, ending with a 2.06% return, while Pakistan posted a –24.44% return to finish as the worst-performing emerging market in 2017.8

Among major fixed income indices, the Bloomberg Barclays U.S. Intermediate Government/Credit Index recorded a total return of 2.14%, as bond coupon income offset a negative price return.9 Meanwhile, the U.S. Treasury yield curve flattened over the course of the year as shorter-term (3-month and 2-year) yields rose considerably and long-term (10-year) yields ended lower. As shown in the chart below, beginning the period at 0.51%, 3-month U.S. Treasury yields remained relatively stable through February, ranging between 0.50% and 0.55%. Those yields increased almost 0.20% within the first week of March alone, however, when better-than-expected economic news raised investors’ expectations for more Federal Reserve (the “Fed”) rate hikes in 2017. As the Fed further tightened its monetary policy — executing its first (March) and second (June) rate increases during the period, beginning to normalize its balance sheet in October, and implementing its third rate increase in December — yields on 3-month Treasuries navigated a gradual ascent through year end, reaching a period high of 1.47% in late December before ending the year at 1.39%. Following a somewhat similar path during 2017, 2-year Treasury yields began January at 1.20%, increased in early March, and subsequently traded between 1.18% - 1.40% through late summer. Two-year yields then steadily rose through year end, reaching a period high of 1.92% in late December before eventually settling at 1.89%.

While positive economic news and the Fed’s activities helped drive the increase in 3-month Treasury yields, a continuation of soft inflation and robust market demand weighed on long-term yields. Beginning January 2017 at 2.45%, 10-year Treasury yields reached a period high of 2.62% in early March before subsequently tracking generally downward through early September, reaching a low of 2.05% before rebounding through year end to close at 2.40%. While most economic data promoted higher long-term yields — and the Fed’s effort to normalize its balance sheet provided similar support — that upward pressure was moderated by a low inflationary environment that persisted throughout the period. In addition, long-term yields were weakened by investors’ continued strong demand. While some unwinding of quantitative easing measures began during the year, foreign central banks generally continued to maintain their respective monetary stimulus programs. As a result, global bond yields remained low, compelling fixed income investors to seek out the relatively higher returns found in U.S. Treasuries, thereby exerting downward pressure on their yields.10

6	The S&P 500 Growth Index is a capitalization-weighted measure of growth-oriented stocks within the S&P 500 Index. It includes those S&P 500 Index companies with higher price-to-book ratios and higher expected growth values. The S&P 500 Value Index is a capitalization-weighted measure of value-oriented stocks within the S&P 500 Index. It includes those S&P 500 Index companies with lower price-to-book ratios and lower expected growth values. It is not possible to invest directly in an index. Past performance does not guarantee future results.

7	Source: Bloomberg. The MSCI Europe, Australasia and Far East Free (EAFE Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. The MSCI All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2017, the MSCI ACWI ex-U.S. Index consisted of 46 developed and emerging market country indices. The MSCI Emerging Markets Index is a float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. Foreign securities involve risks not normally associated with investing in the U.S. including, but not limited to, higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange and exchange rates, all of which are magnified in emerging markets. It is not possible to invest directly in an index. Past performance does not guarantee future results.

8	Returns are reported in U.S. dollar terms for the MSCI EAFE Free Index, MSCI ACWI ex-US Index, and MSCI Emerging Markets Index.

9	Source: Barclays Inc. Bloomberg. The Bloomberg Barclays U.S. Intermediate Government/Credit Index contains U.S. Government and corporate bonds with maturities above 1 year and an outstanding par value of at least $250 million. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. It is not possible to invest directly in an index. Past performance does not guarantee future results.

10	Source: The U.S. Department of the Treasury. A 3-month U.S. Treasury Bill is a debt obligation issued by the U.S. Treasury that has a term of 92 days or less. A 2-year U.S. Treasury Note and a 10-year U.S. Treasury Note are debt obligations issued by the U.S. Treasury with maturities of 2 and 10 years, respectively, and that pay interest every six months. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

Message to Variable Product Customers (continued)

Source: The U.S. Department of the Treasury (treasury.gov)

Despite the positive total returns for most bond-oriented indices, it is important to remember the risk that is present when investing, even in bond funds. Investing involves risk, including a potential for loss.

On behalf of the entire State Farm Variable Products team, thank you for your continued business and allowing us to help serve your investment needs.

Sincerely,

Joe R. Monk Jr.
Senior Vice President
State Farm Investment Management Corp.

State Farm Variable Product Trust Large Cap Equity Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Large Cap Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”). Bridgeway and Westwood each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the S&P 500 Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in stocks of U.S. companies with large capitalizations. Bridgeway defines “large stocks” as the largest 1,000 U.S. companies as measured by market capitalization (stock market worth). Westwood defines large capitalization companies as those companies with market capitalizations generally greater than $5 billion at the time of purchase.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify stocks within the large-cap growth category for the Fund. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines seasoned companies as those that generally have been operating for at least three years.

Describe the relevant market environment as it related to the Fund for the reporting period.

Synchronized growth across many of the world’s economies helped drive a resurgence in earnings for multinational companies, lifting business and investor confidence levels during the year. Other factors lending support to U.S. equity markets included continuing trends of generally subdued inflation, accommodative global central bank policy, positive employment data, and increases in U.S. Gross Domestic Product, including more than 3% growth in both the second (April – June) and third (July – September) quarters. In addition, early in 2017, the potential pro-growth policy impacts anticipated from the Trump administration helped support equity gains, while expected changes to U.S. tax law helped stocks rally toward period end. As the U.S. Congress worked on reforming the individual and corporate tax codes – eventually passing a bill in late December – investors considered the possible effects to companies’ earnings as a result of lower tax rates.

The period was not without its challenges, though, as U.S. political and economic concerns, geopolitical tensions, and natural disasters arose as market headwinds during the year. In March and again in September, Congress failed to pass a health care plan to replace the Affordable Care Act, raising questions with respect to the new administration’s ability to achieve its other pro-growth policy goals. Pockets of anxiety regarding the health of the U.S. economy also briefly appeared, as did a sense of increased geopolitical uncertainty that was due, in part, to an escalation in provocative rhetoric and actions involving the North Korean government. In addition, in August and September, two hurricanes – Harvey and Irma – made landfall in the U.S., temporarily disrupting activity throughout the economy. Despite these events, however, market volatility stayed relatively low for most of the period, with market price declines, in particular, being less sustained and severe than in recent years’ past, as investors remained focused on news conveying strong economic and business growth both in the U.S. and abroad.

Starting the year at a period low of 2,238, the S&P 500 Index staged a series of uneven climbs through the first seven months of the year before achieving more consistent gains starting in late summer. During the period, U.S. equities entered the ninth year of their current bull market run, while the Index set over 60 closing price highs – including a new record of 2,690 on December 18th – before finishing the year at 2,673. In addition, the Index marked another record in 2017, for the first time in its history notching gains in each of the year’s 12 months.

The 12-month total return for the Index was 21.83%. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 17.0%, an expansion of the price/earnings valuation of the Index of approximately 3.0%, and a dividend return of approximately 1.8%. Within the broad U.S. equities market rally, growth generally outperformed value. The S&P 500 Growth Index returned 27.44% versus 15.36% from the S&P 500 Value Index due, in part, to the market’s view that growth-oriented companies were generally better positioned to benefit from the expanding economy relative to their value-oriented peers.

In currency markets, the U.S. dollar decreased by approximately 12%, 9% and 4% versus the euro, British pound and Japanese yen, respectively, as the period’s global economic growth helped bolster foreign currencies relative to the dollar. Meanwhile, that weaker dollar and synchronized global growth supported a general increase in commodity prices. Oil began 2017 at around $54 per barrel and ranged between approximately $42 to $60/barrel, where it settled at year end for a period increase of approximately 12%. Beginning the year at $1,150 per troy ounce, gold traded between approximately $1,147 and $1,356/oz. before ending December 2017 at around $1,306/oz., an increase of approximately 14%.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by sector and based on total net assets as of December 31, 2017. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the year, the Large Cap Equity Fund recorded a total return of 23.81% compared to a 21.83% return for the S&P 500 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment for the years ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at statefarm.com/finances/ annuities/variable-deferred-annuity/variable-deferred-annuity-performance-returns/; and the State Farm Variable Universal Life Insurance Policy at statefarm.com/insurance/life/variable-universal-life/performance-returns.

*	The S&P 500 Index represents an unmanaged group of stocks, tracking the common stock performance of 500 large U.S. companies in the manufacturing, utilities, transportation, and financial industries. Unlike an investment in the Large Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2017, for their respective portions of the Fund, Bridgeway and Westwood generated total returns (before fees and expenses) of 27.83% and 21.56%, respectively. Below are discussions concerning the individual investments made by Bridgeway and Westwood during the course of the year.

Bridgeway Capital Management, Inc. (51.27% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Bridgeway’s performance during the year, as well as a recap of the top 10 holdings within Bridgeway’s portion of the Fund.

The following five holdings represented the largest contributors to Bridgeway’s performance during the year. Align Technology posted a triple-digit return while the remaining holdings generated double-digit gains.

Bridgeway - Top 5 Contributors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2017
NVIDIA Corp.	Information Technology	2.1%
Align Technology Inc.	Health Care	2.0%
Lam Research Corp.	Information Technology	1.9%
Micron Technology Inc.	Information Technology	2.5%
United Rentals Inc.	Industrials	2.2%

The largest detractors to Bridgeway’s performance were the following five holdings. O’Reilly Automotive returned a single-digit loss while the remaining holdings returned double-digit losses during the period.

Bridgeway - Top 5 Detractors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2017
Autozone Inc.*	Consumer Discretionary	sold
Viacom Inc. Class B	Consumer Discretionary	0.6%
Akamai Technologies Inc.*	Information Technology	sold
O’Reilly Automotive Inc.*	Consumer Discretionary	sold
Kroger Co.*	Consumer Staples	sold

* Sold prior to 12/31/2017. Total return loss referenced is from 1/1/2017 to date sold.

Among the top 10 holdings within Bridgeway’s portion of the Fund, Align Technology posted a triple-digit total return for the period while the remaining nine holdings returned double-digit gains.

Bridgeway - Top 10 Holdings

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2017
Micron Technology Inc.	Information Technology	2.5%
United Rentals Inc.	Industrials	2.2%
Applied Materials Inc.	Information Technology	2.2%
NVIDIA Corp.	Information Technology	2.1%
Align Technology Inc.	Health Care	2.0%
Apple Inc.	Information Technology	2.0%
Lam Research Corp.	Information Technology	1.9%
ServiceNow Inc.	Information Technology	1.8%
Boeing Co., The	Industrials	1.8%
Cadence Design Systems Inc.	Information Technology	1.7%

Westwood Management Corp. (48.73% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Westwood’s performance during the year, as well as a recap of the top 10 holdings within Westwood’s portion of the Fund.

During the year, the following five holdings represented the largest contributors to Westwood’s performance, with Boeing posting a triple-digit return and the remaining holdings generating double-digit gains.

Westwood - Top 5 Contributors

Security	Sector	% of Westwood’s Total Investments as of 12/31/2017
Boeing Co., The	Industrials	2.4%
Bank of America Corp.	Financials	3.9%
Abbott Laboratories	Health Care	2.1%
Cigna Corp.	Health Care	2.4%
Sherwin-Williams Co., The	Materials	1.8%

The following five holdings represented the largest detractors to Westwood’s performance during the year, with Halliburton posting a double-digit loss while the remaining holdings each delivered a single-digit loss.

Westwood - Top 5 Detractors

Security	Sector	% of Westwood’s Total Investments as of 12/31/2017
Halliburton Co.	Energy	1.4%
AT&T Inc.	Telecommunication Services	3.2%
Exxon Mobil Corp.*	Energy	sold
CVS Health Corp.	Consumer Staples	1.5%
American International Group Inc.*	Financials	sold

* Sold prior to 12/31/2017. Total return loss referenced is from 1/1/2017 to date sold.

Among the top 10 largest holdings within Westwood’s portion of the Fund, Boeing posted a triple-digit return, AT&T delivered a single-digit loss, and the remaining eight holdings recorded double-digit gains for the period.

Westwood - Top 10 Holdings

Security	Sector	% of Westwood’s Total Investments as of 12/31/2017
Bank of America Corp.	Financials	3.9%
JPMorgan Chase & Co.	Financials	3.9%
Johnson & Johnson	Health Care	3.4%
AT&T Inc.	Telecommunication Services	3.2%
Becton, Dickinson and Co.	Health Care	3.0%
Cigna Corp.	Health Care	2.4%
Boeing Co., The	Industrials	2.4%
Home Depot Inc., The	Consumer Discretionary	2.3%
Honeywell International Inc.	Industrials	2.2%
Union Pacific Corp.	Industrials	2.2%

Financial highlights for this Fund can be found on page 109.

State Farm Variable Product Trust Small/Mid Cap Equity Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

From the beginning of the period (January 1, 2017) through April 30, 2017, the State Farm Small/Mid Cap Equity Fund (the “Fund”) was sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, LLC (“Rainier”). During that period, Bridgeway and Rainier each managed approximately one-half of the Fund’s assets, and State Farm Investment Management Corp. (“SFIMC”) monitored the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers.

As discussed in the Semi-Annual Report dated June 30, 2017, during the period SFIMC terminated Rainier as a sub-adviser to the Fund. That termination became effective May 1, 2017, at which point Rainier ceased sub-advising on its one-half of the Fund’s assets and SFIMC began investing that one-half of the Fund’s portfolio in shares of the iShares Core S&P Mid-Cap ETF, an exchange traded fund advised by BlackRock Fund Advisors. The iShares Core S&P Mid-Cap EFT seeks to track the investment results of the S&P Mid-Cap 400® Index. The S&P Mid-Cap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market. From May 1, 2017, and through period end, SFIMC invested approximately one-half of the Fund’s assets in the iShares Core S&P Mid-Cap ETF, while Bridgeway continued to manage approximately one-half of the Fund’s assets. SFIMC monitors the performance of the iShares Core S&P Mid-Cap ETF and Bridgeway, as well as the split of the Fund’s portfolio between the two.

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in small- and mid-capitalization stocks issued by U.S. companies. An allocation to small- and mid-cap stocks allows for investment exposure to some companies in the earlier stages of development relative to more mature, larger capitalization companies. Bridgeway primarily invests in stocks whose market capitalization (stock market value) falls within the range of the Russell 2000 Index, an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. Bridgeway selects stocks using its proprietary, quantitative investment models to identify small- and mid-cap “value” stocks. Bridgeway defines a “value” stock as one that it believes is priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. From the beginning of the period through April 30, 2017, Rainier primarily invested in U.S. companies with market capitalizations within the range of companies included in the Russell Midcap Index, a subset of approximately 800 of the smallest companies included in the Russell 1000 Index, which measures the performance of the largest 1,000 companies in the market. In selecting common stock for purchase by the Fund, Rainier emphasized companies that it believed were likely to demonstrate superior business growth relative to their peers and whose equities were selling at attractive relative valuations.

The benchmark for the Fund is the Russell 2500 Index (the “Index”).

Describe the relevant market environment as it related to the Fund for the reporting period.

Synchronized growth across many of the world’s economies helped drive a resurgence in earnings for multinational companies, lifting business and investor confidence levels during the year. Other factors lending support to U.S. equity markets included continuing trends of generally subdued inflation, accommodative global central bank policy, positive employment data, and increases in U.S. Gross Domestic Product, including more than 3% growth in both the second (April – June) and third (July – September) quarters. In addition, early in 2017, the potential pro-growth policy impacts anticipated from the Trump administration helped support equity gains, while expected changes to U.S. tax law helped stocks rally toward period end. As the U.S. Congress worked on reforming the individual and corporate tax codes – eventually passing a bill in late December – investors considered the possible effects to companies’ earnings as a result of lower tax rates.

The period was not without its challenges, though, as U.S. political and economic concerns, geopolitical tensions, and natural disasters arose as market headwinds during the year. In March and again in September, Congress failed to pass a health care plan to replace the Affordable Care Act, raising questions with respect to the new administration’s ability to achieve its other pro-growth policy goals. Pockets of anxiety regarding the health of the U.S. economy also briefly appeared, as did a sense of increased geopolitical uncertainty that was due, in part, to an escalation in provocative rhetoric and actions involving the North Korean government. In addition, in August and September, two hurricanes – Harvey and Irma – made landfall in the U.S., temporarily disrupting activity throughout the economy. Despite these events, however, market volatility stayed relatively low for most of the period, with market price declines, in particular, being less sustained and severe than in recent years’ past, as investors remained focused on news conveying strong economic and business growth both in the U.S. and abroad.

Within the broad U.S. equities market rally, growth generally outperformed value, while large-cap company returns generally bettered those provided by small- and mid-cap businesses. For the year ended December 31, 2017, the Russell 2500 Growth Index returned 24.46% versus 10.36% from the Russell 2500 Value Index due, in part, to the market’s view that growth-oriented companies were generally better positioned to benefit from the expanding economy relative to their value-oriented peers.1 Similarly, supported by their greater exposure to the economic growth experienced around the world in 2017, large-cap stocks (as represented by the Russell 1000 Index) generated a 21.69% total return, bettering the 16.81% return provided by the Index. In addition, while the market rewarded the financial sector in general during the year, larger bank stocks generally performed better than those of their smaller peers. With the Federal Reserve’s three interest rate hikes and the potential regulatory changes proposed by the Trump administration, investors forecasted more possible upside for larger financial institutions. In addition, within the energy sector, the stock performance of smaller companies was especially challenged, as investors weighed multiple factors including whether the year’s rise in oil prices could be sustained.

In currency markets, the U.S. dollar decreased by approximately 12%, 9% and 4% versus the euro, British pound and Japanese yen, respectively, as the period’s global economic growth helped bolster foreign currencies relative to the dollar. Meanwhile, that weaker dollar and synchronized global growth supported a general increase in commodity prices. Oil began 2017 at around $54 per barrel and ranged between approximately $42 to $60/barrel, where it settled at year end for a period increase of approximately 12%. Beginning the year at $1,150 per troy ounce, gold traded between approximately $1,147 and $1,356/oz. before ending December 2017 at around $1,306/oz., an increase of approximately 14%.

1	The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by sector and security type and based on total net assets as of December 31, 2017. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2017, the Small/Mid Cap Equity Fund had a total return of 11.79%, compared to a total return of 16.81% for the Russell 2500 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment for the years ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at statefarm.com/finances/ annuities/variable-deferred-annuity/variable-deferred-annuity-performance-returns/; and the State Farm Variable Universal Life Insurance Policy at statefarm.com/insurance/life/variable-universal-life/performance-returns.

*	The Russell 2500 Index measures the performance of the 2,500 smallest securities in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2017, Bridgeway generated a portfolio return (before fees and expenses) of 7.43%. Below are discussions concerning the performance and individual investments made by Bridgeway during the course of the reporting period.

Bridgeway Capital Management, Inc. (50.00% of the Fund’s total investments as of December 31, 2017)

The tables below show the securities that were the leading contributors and detractors to Bridgeway’s performance during the year, as well as a recap of the top 10 holdings within Bridgeway’s portion of the Fund.

The following five holdings represented the largest contributors to Bridgeway’s performance during the year, with each posting a double-digit gain.

Bridgeway - Top 5 Contributors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2017
SkyWest Inc.	Industrials	2.8%
Dana Inc.	Consumer Discretionary	2.4%
Weight Watchers International Inc.	Consumer Discretionary	1.5%
Sanderson Farms Inc.	Consumer Staples	1.7%
LGI Homes Inc.	Consumer Discretionary	1.4%

The following five holdings were the largest detractors to Bridgeway’s performance, with each recording a double-digit loss during the period.

Bridgeway - Top 5 Detractors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2017
Windstream Holdings Inc.	Telecommunication Services	0.2%
Fossil Group Inc.	Consumer Discretionary	0.2%
Unisys Corp.	Information Technology	0.7%
Big 5 Sporting Goods Corp.	Consumer Discretionary	0.4%
Ocwen Financial Corp.	Financials	0.6%

Among the top 10 largest holdings within Bridgeway’s portion of the Fund, Sanmina recorded a double-digit loss, GATX generated a single-digit gain, and the remaining holdings posted double-digit returns for the year.

Bridgeway - Top 10 Holdings

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2017
SkyWest Inc.	Industrials	2.8%
Dana Inc.	Consumer Discretionary	2.4%
Selective Insurance Group Inc.	Financials	2.2%
American Equity Investment Life Holding Co.	Financials	1.9%
Sanmina Corp.	Information Technology	1.8%
Sanderson Farms Inc.	Consumer Staples	1.7%
California Resources Corp.	Energy	1.6%
Walker & Dunlop Inc.	Financials	1.6%
GATX Corp.	Industrials	1.6%
Weight Watchers International Inc.	Consumer Discretionary	1.5%

From the beginning of the period through April 30, 2017, Rainier generated a portfolio return (before fees and expenses) of 6.89%. Below are discussions concerning the performance and individual investments made by Rainier during the course of that 4-month period.

Rainier Investment Management, LLC (48.24% of the Fund’s total investments as of April 30, 2017)

The tables below show the securities that were the leading contributors and detractors to Rainier’s performance from the beginning of the period through April 30, 2017, as well as a recap of the top 10 holdings within Rainier’s portion of the Fund.

The following five holdings represented the largest contributors to Rainier’s performance, with each posting double-digit gains from the beginning of the period through April 30, 2017.

Rainier - Top 5 Contributors

Security	Sector	% of Rainier’s Total Investments as of 04/30/2017
CoStar Group Inc.	Information Technology	2.1%
Teleflex Inc.	Health Care	2.0%
Sherwin-Williams Co., The	Materials	1.6%
Equinix Inc.	Real Estate	2.4%
Lam Research Corp.	Information Technology	1.4%

The following five holdings were the largest detractors to Rainier’s performance, with each providing double-digit losses from the beginning of the period through April 30, 2017.

Rainier - Top 5 Detractors

Security	Sector	% of Rainier’s Total Investments as of 04/30/2017
Brixmor Property Group Inc.	Real Estate	1.4%
Acuity Brands Inc.	Industrials	0.5%
Devon Energy Corp.	Energy	1.2%
Newfield Exploration Co.	Energy	1.0%
Perrigo Co. PLC	Health Care	1.4%

Among the top 10 largest holdings within Rainier’s portion of the Fund, from the beginning of the period through April 30, 2017, Equinix, CoStar, Teleflex and Mohawk Industries recorded double-digit total returns, Western Alliance posted a single-digit loss, and the remaining holdings generated single-digit gains.

Rainier - Top 10 Holdings

Security	Sector	% of Rainier’s Total Investments as of 04/30/2017
Equinix Inc.	Real Estate	2.4%
A.O. Smith Corp.	Industrials	2.3%
CoStar Group Inc.	Information Technology	2.1%
Middleby Corp., The	Industrials	2.0%
Teleflex Inc.	Health Care	2.0%
Western Alliance Bancorp	Financials	1.9%
Oshkosh Truck Corp.	Industrials	1.8%
NuVasive Inc.	Health Care	1.8%
Pinnacle Foods Inc.	Consumer Staples	1.7%
Mohawk Industries Inc.	Consumer Discretionary	1.7%

The Fund’s investment in iShares Core S&P Mid-Cap ETF (50.00% of the Fund’s total investments as of December 31, 2017)

Beginning May 1, 2017, and continuing through period end, the Fund’s investment in the iShares Core S&P Mid-Cap ETF generated a portfolio return of 10.61%.

Within the S&P Mid-Cap 400 Index, all sector performance was positive except for Telecommunication Services and Energy, as illustrated below.

S&P Mid-Cap 400 Index Sector Performance

Security	S&P Mid-Cap 400 Weighting as of 12/31/2017	5/1/2017 - 12/31/2017 Gain/Loss
Information Technology	17.4%	16%
Financials	17.1%	12%
Industries	15.8%	18%
Consumer Discretionay	12.2%	14%
Real Estate	9.2%	1%
Health Care	7.6%	9%
Materials	7.2%	13%
Utilities	5.3%	5%
Energy	4.3%	-5%
Consumer Staples	3.8%	1%
Telecommunication Services	0.1%	-23%

For the top 10 holdings within the iShares Core S&P Mid-Cap ETF (“ETF”), performance was positive for the period beginning May 1, 2017, through year end, with each of the holdings recording a double-digit gain.

ETF - Top 10 Holdings

Security	Sector	% of ETF Net Assets as of 12/31/2017
Take-Two Interactive Software Inc.	Information Technology	0.7%
SVB Financial Group	Financials	0.7%
NVR Inc.	Consumer Discretionary	0.7%
MSCI Inc.	Financials	0.6%
Teleflex Inc.	Health Care	0.6%
Huntington Ingalls Industries Inc.	Industrials	0.6%
Cognex Corp.	Information Technology	0.6%
Broadrige Financial Solutions Inc.	Information Technology	0.6%
Trimble Inc.	Information Technology	0.6%
Steele Dynamics Inc.	Materials	0.6%

Financial highlights for this Fund can be found on page 110.

State Farm Variable Product Trust International Equity Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The International Equity Fund (the “Fund”) is sub-advised by Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”). Marsico and Northern Cross each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the MSCI All Country World Index (ACWI) ex-U.S. Index (the “Index”).

The Fund seeks long-term growth of capital and invests primarily in large cap stocks in developed international markets. Marsico invests its portion of the Fund primarily in foreign equity securities issued by companies that it selects for their long-term growth potential. Northern Cross invests its portion of the Fund primarily in foreign equity securities issued by companies that it believes have the potential for long-term margin expansion.

Marsico may invest its portion of the Fund in an unlimited number of companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to at least four different foreign countries. In selecting investments for the Fund, Marsico uses an approach that combines ‘top-down’ macroeconomic analysis with ‘bottom-up’ stock selection. Northern Cross focuses on equities priced cheaply relative to some financial measure of worth, such as ratios of price to earnings, price to sales or price to cash flow. Under normal market conditions Northern Cross will invest its portion of the Fund in 60-80 companies with a diversified representation of sectors. In selecting securities for the Fund, Northern Cross gives careful consideration to currency, political stability and other effects of international investing.

The Fund allows investments in emerging or developing markets. As of December 31, 2017, the Fund had 9.69% of total net assets invested in emerging markets.

Describe the relevant market environment as it relates to the Fund for the reporting period.

After recording a 4.50% total return in 2016, international equity markets (as represented by the Index) returned 27.19% for the period ended December 31, 2017. A weakened U.S. dollar helped increase already-strong market results, as international equities outperformed the 21.83% return provided by U.S. stocks (as represented by the S&P 500 Index). Within the Index, developed market country Austria paced international growth, rising 58.31%. Among developed nations, Israel lagged for the second consecutive year as the weakest performing market, ending with a 2.06% return, while emerging market country Pakistan posted a –24.44% return to finish as the worst performing market in 2017. Poland’s 54.72% return made it the top performing emerging market in 2017.1

Reflationary expectations greeted international markets to start the period, spurred in part by signs of an accelerating U.S. economy as well as the potential pro-growth impacts anticipated from Trump policies. As the year progressed, synchronized growth across many of the world’s economies materialized. This trend included stronger-than-expected results in the Eurozone and Japan, as well as a 3% increase in U.S. Gross Domestic Product in both the second (April – June) and third (July – September) quarters. This environment helped to drive a resurgence in earnings for multinational companies, lifting business and investor confidence levels. Other factors lending support to international equity markets included a strengthening of commodity prices and an increase in trade levels between countries, as well as continuing trends of generally subdued inflation and accommodative monetary policies. While the Federal Reserve and central banks in England, China, the Eurozone, and elsewhere either continued or began to cautiously pull-back their stimulus measures, the environment still promoted liquidity and remained supportive of global equities. In addition, the strengthening of international economies had some market participants anticipating brighter growth prospects outside the U.S., helping to attract investors’ attention and money.

The period was not without its challenges, though, as political and economic concerns, as well as geopolitical tensions, arose as market headwinds during the year. In March and again in September, Congress failed to pass a health care plan to replace the Affordable Care Act. This raised questions with respect to the new administration’s ability to achieve its other pro-growth policy goals and, in turn, how that potential policy failure may impact other economies. Pockets of anxiety regarding the health of the U.S. and global economies also appeared during the year, including a slowdown in China’s growth after a strong first-half performance. A sense of increased geopolitical uncertainty developed during the year as well due, in part, to an escalation in provocative rhetoric and actions involving the North Korean government. In addition, market uncertainty heightened ahead of key elections within the Eurozone, while also being impacted by the tense 6-month discussion between the United Kingdom (U.K.) and European Union regarding the U.K.’s “Brexit” terms. Despite these events, however, market volatility stayed relatively low for most of the period as investors remained focused on news conveying strong global economic and business growth.

1	All performance information included in this discussion is reported in U.S. dollar terms.

Finally, expected changes to U.S. tax law helped stocks rally toward period end. As the U.S. Congress worked on reforming the individual and corporate tax codes – eventually passing a bill in late December – investors considered the possible effects to companies’ U.S.-based earnings as a result of lower tax rates.

In currency markets, the U.S. dollar decreased by approximately 12%, 9% and 4% versus the euro, British pound and Japanese yen, respectively, as the period’s global economic growth helped bolster foreign currencies relative to the dollar. Meanwhile, that weaker dollar and synchronized global growth supported a general increase in commodity prices. Oil began 2017 at around $54 per barrel and ranged between approximately $42 to $60/barrel, where it settled at year end for a period increase of approximately 12%. Beginning the year at $1,150 per troy ounce, gold traded between approximately $1,147 and $1,356/oz. before ending December 2017 at around $1,306/oz., an increase of approximately 14%.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Country and based on total net assets as of December 31, 2017. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 14 other countries, each of which represents less than 2.00% of net assets.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2017, the International Equity Fund generated a total return of 34.35% compared to a total return of 27.19% for the MSCI ACWI ex-U.S. Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment for the years ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at statefarm.com/finances/ annuities/variable-deferred-annuity/variable-deferred-annuity-performance-returns/; and the State Farm Variable Universal Life Insurance Policy at statefarm.com/insurance/life/variable-universal-life/performance-returns.

*	The MSCI All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2017, the MSCI AWCI ex-U.S. Index consisted of 46 developed and emerging market country indices. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2017, Marsico and Northern Cross each individually recorded double-digit total returns, with Marsico’s portion of the Fund outperforming Northern Cross’ portion of the Fund. Below are discussions concerning individual investments made by Marsico and Northern Cross during the course of the year.

Marsico Capital Management, LLC (53.56% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Marsico’s performance during the year, as well as a recap of the top 10 holdings within Marsico’s portion of the Fund.

The largest contributors to Marsico’s performance were the following five holdings, with Wirecard and Tencent recording triple-digit returns and the remaining holdings posting double-digit gains during the period.

Marsico - Top 5 Contributors

Security	Sector	% of Marsico’s Total Investments as of 12/31/2017
Wirecard AG	Information Technology	2.8%
Tencent Holdings Ltd.	Information Technology	4.0%
Alibaba Group Holding Ltd. Sponsored ADR	Information Technology	3.7%
InterXion Holding NV	Information Technology	5.1%
ASML Holding NV	Information Technology	4.6%

The largest detractors to Marsico’s performance were the following five holdings, with each posting double-digit losses during the period.

Marsico - Top 5 Detractors

Security	Sector	% of Marsico’s Total Investments as of 12/31/2017
Domino’s Pizza Enterprises Ltd.	Consumer Discretionary	2.3%
Element Fleet Management Corp.*	Financials	sold
Yoox Net-A-Porter Group SpA*	Consumer Discretionary	sold
Genmab A/S	Health Care	0.8%
UniCredit SpA	Financials	1.5%

* Sold prior to 12/31/2017. Total return loss referenced is from 1/1/2017 to date sold.

Among the top 10 largest holdings within Marsico’s portion of the Fund, Tencent and Wirecard each posted triple-digit gains and the remaining eight holdings delivered double-digit returns during the period.

Marsico - Top 10 Holdings

Security	Sector	% of Marsico’s Total Investments as of 12/31/2017
InterXion Holding NV	Information Technology	5.1%
ASML Holding NV	Information Technology	4.6%
Tencent Holdings Ltd.	Information Technology	4.0%
Alibaba Group Holding Ltd. Sponsored ADR	Information Technology	3.7%
Julius Baer Group Ltd.	Financials	3.6%
Bayer AG Reg.	Health Care	3.3%
Fanuc Corp.	Industrials	3.2%
Ryanair Holdings PLC SP ADR	Industrials	2.9%
Wirecard AG	Information Technology	2.8%
MISUMI Group Inc.	Industrials	2.8%

Northern Cross, LLC (46.44% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Northern Cross’ performance during the year, as well as a recap of the top 10 holdings within Northern Cross’ portion of the Fund.

Among the largest contributors to Northern Cross’ performance during the year were the following five holdings, with each recording double-digit gains during the period.

Northern Cross - Top 5 Contributors

Security	Sector	% of Northern Cross’ Total Investments as of 12/31/2017
Wynn Resorts Ltd.	Consumer Discretionary	3.6%
Alibaba Group Holding Ltd.	Information Technology	3.1%
Las Vegas Sands Corp.	Consumer Discretionary	5.5%
Pernod Ricard SA	Consumer Staples	2.4%
Heineken NV	Consumer Staples	2.4%

Among the largest detractors to Northern Cross’ performance during the year were the following five holdings, with Schlumberger, Teva Pharmaceutical, and ConvaTec each posting double-digit losses, while the remaining holdings recorded single digit-losses during the period.

Northern Cross - Top 5 Detractors

Security	Sector	% of Northern Cross’ Total Investments as of 12/31/2017
Schlumberger Ltd.	Energy	3.8%
Teva Pharmaceutical Industries Ltd. Sponsored ADR	Health Care	1.1%
Shire PLC	Health Care	2.1%
Dentsu Inc.	Consumer Discretionary	0.9%
ConvaTec Group PLC	Health Care	0.5%

Among the top 10 largest holdings within Northern Cross’ portion of the Fund, Schlumberger posted a double-digit loss while the remaining nine holdings recorded double-digit returns for the period.

Northern Cross - Top 10 Holdings

Security	Sector	% of Northern Cross’ Total Investments as of 12/31/2017
Las Vegas Sands Corp.	Consumer Discretionary	5.5%
Schlumberger Ltd.	Energy	3.8%
Wynn Resorts Ltd.	Consumer Discretionary	3.6%
Alibaba Group Holding Ltd. Sponsored ADR	Information Technology	3.1%
Atlas Copco AB Class A	Industrials	2.7%
Vivendi	Consumer Discretionary	2.6%
Heineken NV	Consumer Staples	2.4%
Fanuc Corp.	Industrials	2.4%
Pernod Ricard SA	Consumer Staples	2.4%
Reckitt Benckiser Group PLC	Consumer Staples	2.4%

Financial highlights for this Fund can be found on page 111.

State Farm Variable Product Trust Large Cap Equity Index Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Large Cap Equity Index Fund (the “Fund”) seeks to provide investment results that correspond to the total return of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index1 (the “Index”). The Index tracks the common stock performance of 500 selected large U.S. companies in leading industries, and most of the common stocks in the Index are listed on the New York Stock Exchange. The weightings of stocks in the Index are based on each stock’s relative total float-adjusted market capitalization (stock price multiplied by the number of investable shares outstanding). The percentage of the Fund’s assets invested in a given stock is approximately the same as the percentage such stock represents in the Index.

BlackRock Fund Advisors (“BlackRock”) serves as the investment sub-adviser to the Fund. State Farm Investment Management Corp. monitors the performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

Synchronized growth across many of the world’s economies helped drive a resurgence in earnings for multinational companies, lifting business and investor confidence levels during the year. Other factors lending support to U.S. equity markets included continuing trends of generally subdued inflation, accommodative global central bank policy, positive employment data, and increases in U.S. Gross Domestic Product, including more than 3% growth in both the second (April – June) and third (July – September) quarters. In addition, early in 2017, the potential pro-growth policy impacts anticipated from the Trump administration helped support equity gains, while expected changes to U.S. tax law helped stocks rally toward period end. As the U.S. Congress worked on reforming the individual and corporate tax codes – eventually passing a bill in late December – investors considered the possible effects to companies’ earnings as a result of lower tax rates.

The period was not without its challenges, though, as U.S. political and economic concerns, geopolitical tensions, and natural disasters arose as market headwinds during the year. In March and again in September, Congress failed to pass a health care plan to replace the Affordable Care Act, raising questions with respect to the new administration’s ability to achieve its other pro-growth policy goals. Pockets of anxiety regarding the health of the U.S. economy also briefly appeared, as did a sense of increased geopolitical uncertainty that was due, in part, to an escalation in provocative rhetoric and actions involving the North Korean government. In addition, in August and September, two hurricanes – Harvey and Irma – made landfall in the U.S., temporarily disrupting activity throughout the economy. Despite these events, however, market volatility stayed relatively low for most of the period, with market price declines, in particular, being less sustained and severe than in recent years’ past, as investors remained focused on news conveying strong economic and business growth both in the U.S. and abroad.

Starting the year at a period low of 2,238, the S&P 500 Index staged a series of uneven climbs through the first seven months of the year before achieving more consistent gains starting in late summer. During the period, U.S. equities entered the ninth year of their current bull market run, while the Index set over 60 closing price highs – including a new record of 2,690 on December 18th – before finishing the year at 2,673. In addition, the Index marked another record in 2017, for the first time in its history notching gains in each of the year’s 12 months.

The 12-month total return for the Index was 21.83%. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 17.0%, an expansion of the price/earnings valuation of the Index of approximately 3.0%, and a dividend return of approximately 1.8%. Within the broad U.S. equities market rally, growth generally outperformed value. The S&P 500 Growth Index returned 27.44% versus 15.36% from the S&P 500 Value Index due, in part, to the market’s view that growth-oriented companies were generally better positioned to benefit from the expanding economy relative to their value-oriented peers.

1	The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by State Farm Variable Product Trust (“Licensee”). Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. Licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

In currency markets, the U.S. dollar decreased by approximately 12%, 9% and 4% versus the euro, British pound and Japanese yen, respectively, as the period’s global economic growth helped bolster foreign currencies relative to the dollar. Meanwhile, that weaker dollar and synchronized global growth supported a general increase in commodity prices. Oil began 2017 at around $54 per barrel and ranged between approximately $42 to $60/barrel, where it settled at year end for a period increase of approximately 12%. Beginning the year at $1,150 per troy ounce, gold traded between approximately $1,147 and $1,356/oz. before ending December 2017 at around $1,306/oz., an increase of approximately 14%.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by sector and based on total net assets as of December 31, 2017. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2017, the Large Cap Equity Index Fund had a total return of 21.70% compared to a 21.83% total return for the S&P 500 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment for the years ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at statefarm.com/finances/ annuities/variable-deferred-annuity/variable-deferred-annuity-performance-returns/; and the State Farm Variable Universal Life Insurance Policy at statefarm.com/insurance/life/variable-universal-life/performance-returns.

*	The S&P 500 Index represents an unmanaged group of stocks, tracking the common stock performance of 500 large U.S. companies in the manufacturing, utilities, transportation, and financial industries. Unlike an investment in the Large Cap Equity Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund satisfactorily tracked the total return of the Index in 2017, before fees and expenses that are not found within the Index. With the exception of Energy and Telecommunication Services, all of the Index’s sectors posted positive returns for the year.

Index Sector Performance

Sector	Index Weighting as of 12/31/2017	2017 Gain/Loss
Information Technology	23.8%	39%
Financials	14.8%	22%
Health Care	13.8%	22%
Consumer Discretionary	12.2%	23%
Industrials	10.3%	21%
Consumer Staples	8.2%	13%
Energy	6.1%	-1%
Materials	3.0%	24%
Utilities	2.9%	12%
Real Estate	2.9%	11%
Telecommunication Services	2.1%	-1%

Nine of the Fund’s top 10 holdings recorded positive results for the period. Exxon Mobil generated a single-digit loss while the other nine holdings produced double-digit gains.

Top 10 Holdings

Security	Sector	% of Net Assets as of 12/31/2017
Apple Inc.	Information Technology	3.8%
Microsoft Corp.	Information Technology	2.9%
Amazon.com Inc.	Consumer Discretionary	2.0%
Facebook Inc. Class A	Information Technology	1.8%
Berkshire Hathaway Inc. Class B	Financials	1.7%
Johnson & Johnson	Health Care	1.6%
JP Morgan Chase & Co.	Financials	1.6%
Exxon Mobil Corp.	Energy	1.5%
Alphabet Inc. Class C	Information Technology	1.4%
Alphabet Inc. Class A	Information Technology	1.4%

Financial highlights for this Fund can be found on page 112.

State Farm Variable Product Trust Small Cap Equity Index Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Small Cap Equity Index Fund (the “Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000 Index1 (the “Index”). The Index measures the performance of the small-capitalization sector of the U.S. equity market and consists of the smallest 2,000 companies in the Russell 3000 Index.2 The weightings of stocks in the Index are based on each stock’s relative total market capitalization (stock price multiplied by the number of shares outstanding).

BlackRock Fund Advisers (“BlackRock”) serves as the investment sub-adviser to the Fund. State Farm Investment Management Corp. monitors the investment performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

Synchronized growth across many of the world’s economies helped drive a resurgence in earnings for multinational companies, lifting business and investor confidence levels during the year. Other factors lending support to U.S. equity markets included continuing trends of generally subdued inflation, accommodative global central bank policy, positive employment data, and increases in U.S. Gross Domestic Product, including more than 3% growth in both the second (April – June) and third (July – September) quarters. In addition, the potential pro-growth policy impacts anticipated from the Trump administration helped support equity gains — in particular lifting prices on small-cap stocks early in 2017 — while expected changes to U.S. tax law helped stocks rally toward period end. As the U.S. Congress worked on reforming the individual and corporate tax codes – eventually passing a bill in late December – investors considered the possible effects to companies’ earnings as a result of lower tax rates.

The period was not without its challenges, though, as U.S. political and economic concerns, geopolitical tensions, and natural disasters arose as market headwinds during the year. In March and again in September, Congress failed to pass a health care plan to replace the Affordable Care Act. This helped to raise questions with respect to the new administration’s ability to achieve its other pro-growth policy goals, and as a result, negatively impacted small-cap equities in particular as investors reconsidered their earlier support for that asset class. Pockets of anxiety regarding the health of the U.S. economy also briefly appeared, as did a sense of increased geopolitical uncertainty that was due, in part, to an escalation in provocative rhetoric and actions involving the North Korean government. In addition, in August and September, two hurricanes – Harvey and Irma – made landfall in the U.S., temporarily disrupting activity throughout the economy. Despite these events, however, market volatility stayed relatively low for most of the period, with market price declines, in particular, being less sustained and severe than in recent years’ past, as investors remained focused on news conveying strong economic and business growth both in the U.S. and abroad.

Within the broad U.S. equities market rally, large-cap company returns generally outperformed those provided by small-cap businesses. For the year ended December 31, 2017, large-cap stocks (as represented by the Russell 1000 Index3) generated a 21.69% total return, while the Index provided a 16.81% gain. This performance difference was due, in part, to the market’s view that given their greater exposure to global economies, larger organizations were better positioned to benefit from the expansion of international economic growth. Similarly, while the market rewarded the financial sector in general during the year, larger bank stocks generally performed better than those of their smaller peers. With the Federal Reserve’s three interest rate hikes and the potential regulatory changes proposed by the Trump administration, investors forecasted more possible upside for larger financial institutions. In addition, within the energy sector, the stock performance of smaller companies was especially challenged, as investors weighed multiple factors including whether the year’s rise in oil prices could be sustained.

In currency markets, the U.S. dollar decreased by approximately 12%, 9% and 4% versus the euro, British pound and Japanese yen, respectively, as the period’s global economic growth helped bolster foreign currencies relative to the dollar. Meanwhile, that weaker dollar and synchronized global growth supported a general increase in commodity prices. Oil began 2017 at around $54 per barrel and ranged between approximately $42 to $60/barrel, where it settled at year end for a period increase of approximately 12%. Beginning the year at $1,150 per troy ounce, gold traded between approximately $1,147 and $1,356/oz. before ending December 2017 at around $1,306/oz., an increase of approximately 14%.

1	Russell Investment Group (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell 2000® Index. Russell® is a trademark of Russell. The Small Cap Equity Index Fund is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with the Russell. Russell is not responsible for and has not reviewed the Small Cap Equity Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

2	The Russell 3000 Index is composed of 3000 large U.S. Companies, as determined by market capitalization. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The Russell 3000 Index is comprised of stocks within the Russell 1000 and the Russell 2000 Indices.

3	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by sector and based on total net assets as of December 31, 2017. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2017, the Small Cap Equity Index Fund had a total return of 14.55% compared to a 14.65% total return for the Russell 2000 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment for the years ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at statefarm.com/finances/ annuities/variable-deferred-annuity/variable-deferred-annuity-performance-returns/; and the State Farm Variable Universal Life Insurance Policy at statefarm.com/insurance/life/variable-universal-life/performance-returns.

*	The Russell 2000 Index tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000 Index, which represents approximately 8% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Equity Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s return satisfactorily tracked the return of the Index in 2017, before fees and expenses that are not found within the Index. Within the Index, all sector performance was positive except for Energy’s negative return, as illustrated below.

Index Sector Performance

Sector	Index Weighting as of 12/31/2017	2017 Gain/Loss
Financials	17.8%	6%
Information Technology	16.6%	17%
Industrials	15.5%	20%
Health Care	15.5%	36%
Consumer Discretionary	12.6%	16%
Real Estate	6.8%	5%
Materials	4.6%	17%
Energy	3.7%	-20%
Utilities	3.5%	14%
Consumer Staples	2.8%	5%
Telecommunication Services	0.8%	5%

Performance for each of the Fund’s top 10 holdings was positive for the year, with four holdings (Nektar Therapeutics, Exact Sciences, Sage Therapeutics, Bluebird Bio) posting triple-digit gains, five holdings providing double-digit total returns, and one holding (Sterling Bancorp) delivering a single-digit gain.

Top 10 Holdings

Security	Sector	% of Net Assets as of 12/31/2017
Nektar Therapeutics	Health Care	0.4%
Bluebird Bio Inc.	Health Care	0.4%
Sage Therapeutics Inc.	Health Care	0.3%
GrubHub Inc.	Information Technology	0.3%
Exact Sciences Corp.	Health Care	0.3%
Knight-Swift Transportation Holdings Inc.	Industrials	0.3%
Catalent Inc.	Health Care	0.3%
Curtiss-Wright Corp.	Industrials	0.3%
Sterling Bancorp	Financials	0.3%
EPAM Systems Inc.	Information Technology	0.3%

The annual reconstitution of holdings within the Russell indices occurred on June 23, 2017. For the Index, the one-time 2017 reconstitution resulted in 228 companies being added to the Index while 137 companies were removed from the Index, a turnover of 11.25%.

Financial highlights for this Fund can be found on page 113.

State Farm Variable Product Trust International Equity Index Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The International Equity Index Fund (the “Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the MSCI EAFE® Free Index1 (the “Index”). The Index is a capitalization-weighted index that currently includes stocks of companies located in 15 European countries, Australia, New Zealand, Israel, Hong Kong, Japan and Singapore. The Fund invests primarily in a representative sample of the stocks found in the Index.

BlackRock Fund Advisors (“BlackRock”) serves as the investment sub-adviser to the Fund. State Farm Investment Management Corp. monitors the investment performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

After recording a 1.00% total return in 2016, international equity markets (as represented by the Index) returned 25.03% for the period ended December 31, 2017. A weakened U.S. dollar helped increase already-strong market results, as international equities outperformed the 21.83% return provided by U.S. stocks (as represented by the S&P 500 Index).2 Within the Index, Austria led international market growth, rising 58.31%, while Israel finished as the weakest performing market, ending with a 2.06% return. Japan, the largest country weighting in the Index, gained 23.99%.

Reflationary expectations greeted international markets to start the period, spurred in part by signs of an accelerating U.S. economy as well as the expected impacts anticipated from potential pro-growth Trump policies. As the year progressed, synchronized growth across many of the world’s economies materialized. This trend included stronger-than-expected results in the Eurozone and Japan, as well as a 3% increase in U.S. Gross Domestic Product in both the second (April – June) and third (July – September) quarters. This environment helped to drive a resurgence in earnings for multinational companies, lifting business and investor confidence levels. Other factors lending support to international equity markets included a strengthening of commodity prices and an increase in trade levels between countries, as well as continuing trends of generally subdued inflation and accommodative monetary policies. While the Federal Reserve and central banks in England, China, the Eurozone, and elsewhere either continued or began to cautiously pull-back on their stimulus measures, the environment still promoted liquidity and remained supportive of global equities. In addition, the strengthening of international economies had some market participants anticipating brighter growth prospects outside the U.S., helping to attract investors’ attention and money.

The period was not without its challenges, though, as political and economic concerns, as well as geopolitical tensions, arose as market headwinds during the year. In March and again in September, Congress failed to pass a health care plan to replace the Affordable Care Act. This raised questions with respect to the new administration’s ability to achieve its other pro-growth policy goals and, in turn, how that potential policy failure may impact other economies. Pockets of anxiety regarding the health of the U.S. and global economies also appeared during the year, including a slowdown in China’s growth after a strong first-half performance. A sense of increased geopolitical uncertainty developed during the year as well due, in part, to an escalation in provocative rhetoric and actions involving the North Korean government. In addition, market uncertainty heightened ahead of key elections within the Eurozone, while also being impacted by the tense 6-month discussion between the United Kingdom (U.K.) and European Union regarding the U.K.’s “Brexit” terms. Despite these events, however, market volatility stayed relatively low for most of the period as investors remained focused on news conveying strong global economic and business growth.

Finally, expected changes to U.S. tax law helped stocks rally toward period end. As the U.S. Congress worked on reforming the individual and corporate tax codes – eventually passing a bill in late December – investors considered the possible effects to companies’ U.S.-based earnings as a result of lower tax rates.

In currency markets, the U.S. dollar decreased by approximately 12%, 9% and 4% versus the euro, British pound and Japanese yen, respectively, as the period’s global economic growth helped bolster foreign currencies relative to the dollar. Meanwhile, that weaker dollar and synchronized global growth supported a general increase in commodity prices. Oil began 2017 at around $54 per barrel and

1	The EAFE® Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and its affiliates and has been licensed for use by the State Farm Variable Product Trust (the “Trust”). The International Equity Index Fund (the “Fund”), based on the EAFE Free Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The Trust’s Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

2	All performance information included in this discussion is reported in U.S. dollar terms.

ranged between approximately $42 to $60/barrel, where it settled at year end for a period increase of approximately 12%. Beginning the year at $1,150 per troy ounce, gold traded between approximately $1,147 and $1,356/oz. before ending December 2017 at around $1,306/oz., an increase of approximately 14%.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Country and based on total net assets as of December 31, 2017. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 10 other countries, each of which represents less than 2.00% of net assets.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2017, the International Equity Index Fund generated a total return of 25.40%, compared to a 25.03% total return for the MSCI EAFE Free Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment for the years ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at statefarm.com/finances/ annuities/variable-deferred-annuity/variable-deferred-annuity-performance-returns/; and the State Farm Variable Universal Life Insurance Policy at statefarm.com/insurance/life/variable-universal-life/performance-returns.

*	The MSCI Europe, Australasia and Far East Free (EAFE Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, Israel, and the Far East. Historically, the EAFE Free took into account local market restrictions on share ownership by foreigners. Unlike an investment in the International Equity Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s return satisfactorily tracked the return of the Index in 2017, before fees and expenses that are not found within the Index. Within the Index, all of the industry sectors produced gains as illustrated below.

Index Sector Performance

Sector	Index Weighting as of 12/31/2017	2017 Gain/Loss
Financials	21.2%	25%
Industrials	14.6%	30%
Consumer Discretionary	12.3%	25%
Consumer Staples	11.2%	24%
Health Care	10.1%	17%
Materials	8.2%	34%
Information Technology	6.4%	39%
Energy	5.3%	22%
Telecommunication Services	3.9%	13%
Real Estate	3.6%	22%
Utilities	3.2%	19%

Of the top 10 countries (by weight) in the Index, all posted gains in 2017 as illustrated below.

Top 10 Countries

Country	Index Weighting as of 12/31/2017	2017 Gain/Loss
Japan	24.0%	24%
United Kingdom	17.8%	22%
France	10.7%	29%
Germany	9.8%	28%
Switzerland	8.0%	23%
Australia	6.9%	20%
Hong Kong	3.6%	36%
Netherlands	3.6%	32%
Spain	3.2%	27%
Sweden	2.7%	21%

Among the Fund’s 10 largest holdings as of December 31, 2017, performance was positive for the reporting period. All 10 holdings posted double-digit returns.

Top 10 Holdings

Security	Sector	% of Net Assets as of 12/31/2017
Nestle SA Reg.	Consumer Staples	1.8%
HSBC Holdings PLC	Financials	1.4%
Novartis AG Reg.	Health Care	1.2%
Roche Holding AG	Health Care	1.2%
Toyota Motor Corp.	Consumer Discretionary	1.1%
British American Tobacco PLC	Consumer Staples	1.0%
Royal Dutch Shell PLC Class A	Energy	1.0%
BP PLC	Energy	0.9%
Total SA	Energy	0.9%
Royal Dutch Shell PLC Class B	Energy	0.8%

Financial highlights for this Fund can be found on page 114.

State Farm Variable Product Trust Stock and Bond Balanced Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Stock and Bond Balanced Fund (the “Fund”) is managed with a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income.

The Fund invests all of its assets in the Variable Product Trust Large Cap Equity Index Fund (the “Large Cap Equity Index Fund”) and the Variable Product Trust Bond Fund (the “Bond Fund”, and together with the Large Cap Equity Index Fund, an “Underlying Fund”). We strive to maintain an investment mix of approximately 60% of assets in the Large Cap Equity Index Fund and 40% of assets in the Bond Fund. The Stock and Bond Balanced Fund never invests more than 75% of its net assets in either Underlying Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

Because the Fund does not invest directly in individual stocks and bonds, the merits of the individual investments are evaluated separately by each Underlying Fund’s managers. You may wish to refer to the Management’s Discussion of Fund Performance for the Large Cap Equity Index Fund and the Bond Fund in addition to the commentary provided here.

Synchronized growth across many of the world’s economies helped drive a resurgence in earnings for multinational companies, lifting business and investor confidence levels during the year. Other factors lending support to U.S. equity markets included continuing trends of generally subdued inflation, accommodative global central bank policy, positive employment data, and increases in U.S. Gross Domestic Product, including more than 3% growth in both the second (April – June) and third (July – September) quarters. In addition, early in 2017, the potential pro-growth policy impacts anticipated from the Trump administration helped support equity gains, while expected changes to U.S. tax law helped stocks rally toward period end. As the U.S. Congress worked on reforming the individual and corporate tax codes – eventually passing a bill in late December – investors considered the possible effects to companies’ earnings as a result of lower tax rates.

The period was not without its challenges, though, as U.S. political and economic concerns, geopolitical tensions, and natural disasters arose as market headwinds during the year. In March and again in September, Congress failed to pass a health care plan to replace the Affordable Care Act, raising questions with respect to the new administration’s ability to achieve its other pro-growth policy goals. Pockets of anxiety regarding the health of the U.S. economy also briefly appeared, as did a sense of increased geopolitical uncertainty that was due, in part, to an escalation in provocative rhetoric and actions involving the North Korean government. In addition, in August and September, two hurricanes – Harvey and Irma – made landfall in the U.S., temporarily disrupting activity throughout the economy. Despite these events, however, market volatility stayed relatively low for most of the period, with market price declines, in particular, being less sustained and severe than in recent years’ past, as investors remained focused on news conveying strong economic and business growth both in the U.S. and abroad.

Starting the year at a period low of 2,238, the S&P 500 Index staged a series of uneven climbs through the first seven months of the year before achieving more consistent gains starting in late summer. During the period, U.S. equities entered the ninth year of their current bull market run, while the S&P 500 Index set over 60 closing price highs – including a new record of 2,690 on December 18th – before finishing the year at 2,673. In addition, the S&P 500 Index marked another record in 2017, for the first time in its history notching gains in each of the year’s 12 months.

The 12-month total return for the S&P 500 Index was 21.83%. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 17.0%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 3.0%, and a dividend return of approximately 1.8%. Within the broad U.S. equities market rally, growth generally outperformed value. The S&P 500 Growth Index returned 27.44% versus 15.36% from the S&P 500 Value Index due, in part, to the market’s view that growth-oriented companies were generally better positioned to benefit from the expanding economy relative to their value-oriented peers.

In currency markets, the U.S. dollar decreased by approximately 12%, 9% and 4% versus the euro, British pound and Japanese yen, respectively, as the period’s global economic growth helped bolster foreign currencies relative to the dollar. Meanwhile, that weaker dollar and synchronized global growth supported a general increase in commodity prices. Oil began 2017 at around $54 per barrel and ranged between approximately $42 to $60/barrel, where it settled at year end for a period increase of approximately 12%. Beginning the year at $1,150 per troy ounce, gold traded between approximately $1,147 and $1,356/oz. before ending December 2017 at around $1,306/oz., an increase of approximately 14%.

Among major indices, the Bloomberg Barclays U.S. Intermediate Government/Credit Index (the “Index”) recorded a total return of 2.14%. Overall, for the year ended December 31, 2017, intermediate corporate bonds outperformed intermediate U.S. Treasuries.

During the period, corporate bonds in the Index gained 3.92% compared to the 1.14% total return delivered by U.S. Treasuries. Financial institution bonds led among corporate bond sectors within the Index, generating a 4.15% return for the year, followed by industrial and utility bonds that recorded gains of 3.81% and 3.47%, respectively.1

From a credit quality standpoint within the Index, lower quality generally outperformed higher quality during the year. Baa-rated securities finished with a 4.79% total return while A-, Aa-, and Aaa-rated bonds generated gains of 3.45%, 2.16%, and 1.17%, respectively. Results were somewhat different among intermediate corporate bonds within the Index. While Baa-rated securities returned 4.65% for the year, A-, Aa- and Aaa-rated bonds recorded gains of 3.43%, 2.58%, and 2.85%, respectively.

Meanwhile, the U.S. Treasury yield curve flattened over the course of the year as shorter-term (3-month and 2-year) yields rose considerably and long-term (10-year) yields ended lower. Beginning the period at 0.51%, 3-month U.S. Treasury yields remained relatively stable through February, ranging between 0.50% and 0.55%. Those yields increased almost 0.20% within the first week of March alone, however, when better-than-expected economic news raised investors’ expectations for more Federal Reserve (“Fed”) rate hikes in 2017. As the Fed further tightened its monetary policy — executing its first (March) and second (June) rate increases during the period, beginning to normalize its balance sheet in October, and implementing its third rate increase in December — yields on 3-month Treasuries navigated a gradual ascent through year end. Three-month yields reached a period high of 1.47% in late December before finishing December at 1.39%. Following a somewhat similar path during 2017, 2-year Treasury yields began January at 1.20%, increased in early March, and subsequently traded between 1.18% - 1.40% through late summer. Two-year yields then steadily rose through year end, reaching a period high of 1.92% in late December before eventually settling at 1.89%.

While positive economic news and the Fed’s activities helped drive the increase in shorter-maturity Treasury yields, a continuation of soft inflation and robust market demand weighed on long-term yields. Beginning January 2017 at 2.45%, 10-year Treasury yields reached a period high of 2.62% in early March before subsequently tracking generally downward through early September, reaching a low of 2.05% before rebounding through year end to close at 2.40%. While most economic data promoted higher long-term yields — and the Fed’s effort to normalize its balance sheet provided similar support — that upward pressure was moderated by a low inflationary environment that persisted throughout the period. In addition, long-term yields were weakened by investors’ continued strong demand. While some unwinding of quantitative easing measures began during the year, foreign central banks generally continued to maintain their respective monetary stimulus programs. As a result, global bond yields remained low, compelling fixed income investors to seek out the relatively higher returns found in U.S. Treasuries, thereby exerting downward pressure on their yields.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by type of security and based on total net assets as of December 31, 2017. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

1	Source: Barclays Live

How did the Fund perform during the reporting period?

For the year, the Stock and Bond Balanced Fund had a total return of 13.96%. Because of the nature of the Fund (it invests solely in shares of two Underlying Funds), a blended benchmark is used for comparison purposes. The blended benchmark is a combination of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Intermediate Government/Credit Index (rebalanced on a monthly basis). The total return of the blended benchmark was 13.59% for the 1-year period ended December 31, 2017. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment for the years ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at statefarm.com/finances/ annuities/variable-deferred-annuity/variable-deferred-annuity-performance-returns/; and the State Farm Variable Universal Life Insurance Policy at statefarm.com/insurance/life/variable-universal-life/performance-returns.

*	See footnotes for the Large Cap Equity Index Fund and the Bond Fund for descriptions of indices.

**	State Farm Investment Management Corp. computes the Blended Benchmark by using 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Intermediate Government/Credit Index. The S&P 500 Index, the Bloomberg Barclays U.S. Intermediate Government/Credit Index and the Blended Benchmark represent unmanaged groups or composites of groups, of stocks and bonds that differ from the composition of the Stock and Bond Balanced Fund. Unlike an investment in the Stock and Bond Balanced Fund, a theoretical investment in the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance during the reporting period?

As discussed above, the Stock and Bond Balanced Fund invests solely in shares of the Underlying Funds — the Large Cap Equity Index Fund and the Bond Fund. Generally, the Stock and Bond Balanced Fund attempts to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. For the year, the Large Cap Equity Index Fund and the Bond Fund returned 21.70% and 2.15% after expenses, respectively.

Equity portion of the Fund (approximately 60% throughout the period)

The Large Cap Equity Index Fund satisfactorily tracked the total return of the S&P 500 Index in 2017, before fees and expenses that are not found within the S&P 500 Index. With the exception of Energy and Telecommunication Services, all of the S&P 500 Index sectors posted positive returns for the year.

S&P 500 Index Sector Performance

Sector	S&P 500 Index Weighting as of 12/31/2017	2017 Gain/Loss
Information Technology	23.8%	39%
Financials	14.8%	22%
Health Care	13.8%	22%
Consumer Discretionary	12.2%	23%
Industrials	10.3%	21%
Consumer Staples	8.2%	13%
Energy	6.1%	-1%
Materials	3.0%	24%
Utilities	2.9%	12%
Real Estate	2.9%	11%
Telecommunication Services	2.1%	-1%

Nine of the Large Cap Equity Index Fund’s top 10 holdings recorded positive results for the period. Exxon Mobil generated a single-digit loss while the other nine holdings produced double-digit gains.

Top 10 Holdings

Security	Sector	% of the Large Cap Equity Index Fund Net Assets as of 12/31/2017
Apple Inc.	Information Technology	3.8%
Microsoft Corp.	Information Technology	2.9%
Amazon.com Inc.	Consumer Discretionary	2.0%
Facebook Inc. Class A	Information Technology	1.8%
Berkshire Hathaway Inc. Class B	Financials	1.7%
Johnson & Johnson	Health Care	1.6%
JP Morgan Chase & Co.	Financials	1.6%
Exxon Mobil Corp.	Energy	1.5%
Alphabet Inc. Class C	Information Technology	1.4%
Alphabet Inc. Class A	Information Technology	1.4%

Fixed Income portion of the Fund (approximately 40% throughout the period)

The Bond Fund produced a positive total return, as both corporate bonds and U.S. Treasuries generated gains in the portfolio for the year ended December 31, 2017. The greatest contribution to Bond Fund performance during the year came from its corporate bonds component, and was the result of a positive mid-single digit total return and corporate bonds accounting for the largest security type weighting within the Bond Fund.

When comparing the Bond Fund’s performance for the 1-year period to its benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Index, total returns for both corporate bonds and U.S. Treasuries within the Bond Fund were lower than total returns for both security types within the Index. However, the Bond Fund’s higher allocation than the Index to corporate bonds — which was the security type in the Bond Fund and the Index with the highest total return during the year — helped provide the greatest contribution to the Bond Fund’s performance compared to the Bloomberg Barclays U.S. Intermediate Government/Credit Index. Meanwhile, the impact of fund expenses hindered the Bond Fund’s relative performance.

The option-adjusted duration of the Bond Fund stood at approximately 4.56 years at the end of 2017, up from 3.91 years at the beginning of the year. The Bond Fund’s duration was higher than the 4.01 duration of its benchmark (the Bloomberg Barclays U.S. Intermediate Government/Credit Index) at the end of the period. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates rise, prepayments typically decrease as borrowers typically do not refinance their bonds at higher rates.

Financial highlights for this Fund can be found on page 115.

State Farm Variable Product Trust Bond Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

State Farm Investment Management Corp. manages the Bond Fund (the “Fund”) in a manner that seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds. In managing the Fund, we generally are buy-and-hold investors who focus primarily on U.S. Government obligations, government agency securities, and high quality corporate bonds.

Describe the relevant market environment as it related to the Fund for the reporting period.

Signs of an accelerating U.S. economy, as well as investor optimism over potential pro-growth Trump policies, greeted U.S. fixed income markets at the beginning of the fiscal year. Toward period end, investors were considering the possible effects on the fixed income markets from U.S. tax law changes that were ultimately enacted in late December. In-between, markets were influenced by continuing trends of generally subdued inflation, positive employment data, and accommodative global central bank policy. In addition, during the fiscal year the world’s economies entered a period of synchronized growth, which included U.S. Gross Domestic Product rising more than 3% in both the second (April – June) and third (July – September) quarters.

Pockets of anxiety regarding the health of the U.S. economy briefly appeared, however, as did a sense of increased geopolitical uncertainty that was due, in part, to an escalation in provocative rhetoric and actions involving the North Korean government. In August and September, two hurricanes – Harvey and Irma – made landfall in the U.S., temporarily disrupting activity throughout the economy. In addition, Congress’ failure to pass a health care plan to replace the Affordable Care Act – first in March and then again in September – raised questions with respect to the new administration’s ability to achieve its other pro-growth policy goals. Despite these events, investors mostly remained focused on news conveying strong economic and business growth both in the U.S. and abroad.

As the Federal Reserve (“Fed”) further tightened its monetary policy during the year — executing its first (March) and second (June) rate increases during the period, beginning to normalize its balance sheet in October, and implementing its third rate increase in December to a target range of 1.25% – 1.50%, yields on shorter-maturity bonds generally rose. While positive economic news and the Fed’s activities helped drive this increase, a continuation of soft inflation and robust market demand weighed on long-term yields. While most economic data promoted higher long-term yields — and the Fed’s effort to normalize its balance sheet provided similar support — that upward pressure was moderated by a low inflationary environment that persisted throughout the period. In addition, long-term yields were weakened by investors’ continued strong demand. While some unwinding of quantitative easing measures began during the year, foreign central banks generally continued to maintain their respective monetary stimulus programs. As a result, global bond yields remained low, compelling fixed income investors to seek out the relatively higher returns found in U.S. fixed income markets, thereby exerting downward pressure on their yields.

Among major indices, the Bloomberg Barclays U.S. Intermediate Government/Credit Index (the “Index”) recorded a total return of 2.14%. Overall, for the year ended December 31, 2017, intermediate corporate bonds outperformed intermediate U.S. Treasuries. During the period, corporate bonds in the Index gained 3.92% compared to the 1.14% total return delivered by U.S. Treasuries. Financial institution bonds led among corporate bond sectors within the Index, generating a 4.15% return for the year, followed by industrial and utility bonds that recorded gains of 3.81% and 3.47%, respectively.

From a credit quality standpoint within the Index, lower quality generally outperformed higher quality during the year. Baa-rated securities finished with a 4.79% total return while A-, Aa-, and Aaa-rated bonds generated gains of 3.45%, 2.16%, and 1.17%, respectively. Results were somewhat different among intermediate corporate bonds within the Index. While Baa-rated securities returned 4.65% for the year, A-, Aa- and Aaa-rated bonds recorded gains of 3.43%, 2.58%, and 2.85%, respectively.

Provide an illustration of the Fund’s investments.

Provided below is the security type allocation of the Bond Fund as of December 31, 2017, along with the security type allocation of the Bloomberg Barclays U.S. Intermediate Government/Credit Index for comparison.

Security Type Allocation: Bond Fund

compared to the Bloomberg Barclays U.S. Intermediate Govt/Credit Index

(unaudited)*

Security Type	Bond Fund Allocation	Bloomberg Barclays U.S. Intermediate Govt/Credit Index Allocation
Corporate Bonds	74.26%	32.66%
U.S. Treasury Obligations	23.69%	57.47%
Other Bonds	0.00%	9.87%
Short-term Investments and Other Assets, Net of Liabilities	2.05%	0.00%

Totals	100.00%	100.00%

*	Illustrated by type of security and based on total net assets for the Fund and total securities for the Index as of December 31, 2017. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2017, the Bond Fund posted a total return of 2.15%, compared to a similar gain of 2.14% for the Bloomberg Barclays U.S. Intermediate Government/Credit Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment for the years ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at statefarm.com/finances/ annuities/variable-deferred-annuity/variable-deferred-annuity-performance-returns/; and the State Farm Variable Universal Life Insurance Policy at statefarm.com/insurance/life/variable-universal-life/performance-returns.

*	The Bloomberg Barclays U.S. Intermediate Government/Credit Index is a market value-weighted index of government and investment-grade corporate fixed-rate public debt issues with maturities from 1 up to (but not including) 10 years. The Bloomberg Barclays U.S. Intermediate Government/Credit Index represents an unmanaged group of bonds that differ from the composition of the Bond Fund. Unlike an investment in the Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund produced a positive total return, as both corporate bonds and U.S. Treasuries generated gains in the Fund for the year ended December 31, 2017. The greatest contribution to Fund performance during the year came from the Fund’s corporate bonds component, and was the result of a positive mid-single digit total return and corporate bonds accounting for the largest security type weighting within the Fund.

When comparing the Fund’s performance for the 1-year period to the Index, total returns for both corporate bonds and U.S. Treasuries within the Fund were lower than total returns for both security types within the Index. However, the Fund’s higher allocation than the Index to corporate bonds — which was the security type in the Fund and the Index with the highest total return during the year — helped provide the greatest contribution to the Fund’s performance compared to the Index. Meanwhile, the impact of fund expenses hindered the Fund’s relative performance.

The option-adjusted duration of the Fund stood at approximately 4.56 years at the end of 2017, up from 3.91 years at the beginning of the year. The Fund’s duration was higher than the 4.01 duration of its benchmark (the Bloomberg Barclays U.S. Intermediate Government/Credit Index) at the end of the period. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates rise, prepayments typically decrease as borrowers typically do not refinance their bonds at higher rates.

Financial highlights for this Fund can be found on page 116.

State Farm Variable Product Trust Money Market Fund

Management’s Discussion (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Money Market Fund (the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective primarily by investing in:

•	Debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities,

•	Cash, and

•	Repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.

It is managed by State Farm Investment Management Corp. (SFIMC). An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by type of security and based on total net assets as of December 31, 2017. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

Financial highlights for this Fund can be found on page 117.

The performance figures for the Funds on the preceding pages reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees and fund-level expenses, but not contract-level charges. If contract-level charges were reflected, the performance quoted would be significantly lower than shown.

Expense Example (unaudited)1

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The Example in the following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table for each Fund.

Actual Expenses

The first line under each Fund name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account for that Fund during this period. If your account has multiple Fund positions, add up the results calculated for each Fund position within your account to estimate the expenses you paid on your total account value.

Hypothetical Example for Comparison Purposes

The second line under each Fund name in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Fund name in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, including those that have transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio Based on the Period July 1, 2017 to December 31, 2017	Expenses Paid During Period July 1, 2017 to December 31, 2017[2]
Large Cap Equity Fund
Actual	1,000.00	1,136.21	0.70%	3.77
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70%	3.57
Small/Mid Cap Equity Fund
Actual	1,000.00	1,087.27	0.61%	3.21
Hypothetical (5% return before expenses)	1,000.00	1,022.13	0.61%	3.11
International Equity Fund
Actual	1,000.00	1,112.81	1.00%	5.33
Hypothetical (5% return before expenses)	1,000.00	1,020.16	1.00%	5.09
Large Cap Equity Index Fund
Actual	1,000.00	1,113.34	0.15%	0.80
Hypothetical (5% return before expenses)	1,000.00	1,024.45	0.15%	0.77
Small Cap Equity Index Fund
Actual	1,000.00	1,091.03	0.23%	1.21
Hypothetical (5% return before expenses)	1,000.00	1,024.05	0.23%	1.17
International Equity Index Fund
Actual	1,000.00	1,094.96	0.25%	1.32
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25%	1.28
Stock and Bond Balanced Fund[3]
Actual	1,000.00	1,072.04	0.00%	0.00
Hypothetical (5% return before expenses)	1,000.00	1,025.21	0.00%	0.00

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio Based on the Period July 1, 2017 to December 31, 2017	Expenses Paid During Period July 1, 2017 to December 31, 2017[2]
Bond Fund
Actual	1,000.00	1,006.19	0.60%	3.03
Hypothetical (5% return before expenses)	1,000.00	1,022.18	0.60%	3.06
Money Market Fund
Actual	1,000.00	1,004.26	0.20%	1.01
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.20%	1.02

1	This expense example reflects only the underlying Fund fees. As an owner of an interest in an Account you do not directly own shares of an underlying Fund. Instead, you allocate premiums to a subaccount of the Account and the subaccount invests in a corresponding Fund of the State Farm Variable Product Trust. Your ownership interest in an Account also is subject to contract level fees and expenses that are not included in this expense example.

2	Expenses are equal to the Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

3	The expense examples do not reflect acquired fund fees and expenses.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

	Shares	Value
Common Stocks (97.75%)
Consumer Discretionary (10.30%)
Amazon.com Inc. (a)	500	$584,735
Aptiv PLC	4,000	339,320
Comcast Corp. Class A	28,500	1,141,425
Delphi Technologies PLC (a)	1,333	69,943
Domino’s Pizza Inc.	2,100	396,816
GAP Inc., The	6,700	228,202
Home Depot Inc., The	4,700	890,791
Lear Corp.	2,800	494,648
Netflix Inc. (a)	3,200	614,272
Nordstrom Inc.	9,100	431,158
NVR Inc. (a)	100	350,822
Priceline Group Inc., The (a)	100	173,774
Target Corp.	4,800	313,199
Thor Industries Inc.	2,700	406,944
Toll Brothers Inc.	9,200	441,784
Ulta Beauty Inc. (a)	1,700	380,222
VF Corp.	11,475	849,150
Viacom Inc. Class B	7,700	237,237

		8,344,442

Consumer Staples (8.13%)
Coca-Cola Co., The	9,500	435,860
Colgate-Palmolive Co.	9,800	739,410
CVS Health Corp.	8,300	601,750
Dr Pepper Snapple Group Inc.	7,800	757,068
Estee Lauder Companies Inc. Class A, The	2,600	330,824
General Mills Inc.	19,900	1,179,871
Hormel Foods Corp.	22,400	815,136
Kellogg Co.	6,300	428,274
PepsiCo Inc.	6,400	767,488
Sysco Corp.	8,800	534,424

		6,590,105

Energy (3.63%)
Chevron Corp.	6,540	818,742
EOG Resources Inc.	7,500	809,325
Halliburton Co.	11,665	570,069
RSP Permian Inc. (a)	18,210	740,783

		2,938,919

Financials (13.01%)
Arthur J. Gallagher & Co.	11,400	721,392
Bank of America Corp.	52,870	1,560,722
BB&T Corp.	14,530	722,432
Capital One Financial Corp.	4,600	458,068
Chubb Ltd.	5,200	759,876
Intercontinental Exchange Inc.	11,500	811,440
JPMorgan Chase & Co.	14,365	1,536,193
Leucadia National Corp.	15,500	410,595
Lincoln National Corp.	6,000	461,220
Reinsurance Group of America Inc.	2,100	327,453
SEI Investments Co.	6,300	452,718
U.S. Bancorp	14,100	755,478
Wells Fargo & Co.	13,275	805,394

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Western Alliance Bancorp (a)	13,300	$753,046

		10,536,027

Health Care (13.19%)
Abbott Laboratories	14,700	838,929
AbbVie Inc.	4,400	425,524
ABIOMED Inc. (a)	2,100	393,561
Aetna Inc.	2,100	378,819
Align Technology Inc. (a)	3,800	844,322
Becton, Dickinson and Co.	5,615	1,201,947
Centene Corp. (a)	4,900	494,312
Cigna Corp.	6,600	1,340,394
Gilead Sciences Inc.	5,800	415,512
HCA Healthcare Inc. (a)	5,100	447,984
IDEXX Laboratories Inc. (a)	3,400	531,692
IQVIA Holdings Inc. (a)	4,100	401,390
Johnson & Johnson	9,500	1,327,340
Mettler-Toledo International Inc. (a)	900	557,568
UnitedHealth Group Inc.	2,800	617,288
Vertex Pharmaceuticals Inc. (a)	3,100	464,566

		10,681,148

Industrials (13.54%)
American Airlines Group Inc.	9,000	468,270
Boeing Co., The	5,695	1,679,512
Cintas Corp.	3,000	467,490
Deere & Co.	3,100	485,181
Delta Air Lines Inc.	7,800	436,800
FedEx Corp.	3,500	873,390
General Dynamics Corp.	3,950	803,628
Honeywell International Inc.	8,600	1,318,896
Huntington Ingalls Industries Inc.	2,600	612,820
Rollins Inc.	9,200	428,076
Toro Co., The	5,900	384,857
Union Pacific Corp.	6,600	885,060
United Continental Holdings Inc. (a)	6,100	411,140
United Rentals Inc. (a)	5,300	911,123
WABCO Holdings Inc. (a)	2,700	387,450
Xylem Inc.	6,100	416,020

		10,969,713

Information Technology (25.43%)
Accenture PLC Class A	5,210	797,599
Alphabet Inc. Class A (a)	714	752,128
Amdocs Ltd.	11,300	739,927
Amphenol Corp. Class A	5,000	439,000
Apple Inc.	4,900	829,227
Applied Materials Inc.	17,500	894,600
Arista Networks Inc. (a)	1,700	400,486
Booz Allen Hamilton Holding Corp.	18,661	711,544
Broadridge Financial Solutions Inc.	5,800	525,364
Cadence Design Systems Inc. (a)	16,600	694,212
Cognex Corp.	5,800	354,728
Electronic Arts Inc. (a)	2,600	273,156

40	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
F5 Networks Inc. (a)	3,200	$419,904
GoDaddy Inc. Class A (a)	5,200	261,456
Intel Corp.	9,100	420,056
Intuit Inc.	4,100	646,898
IPG Photonics Corp. (a)	1,500	321,195
KLA-Tencor Corp.	3,900	409,773
Lam Research Corp.	6,700	1,233,269
Mastercard Inc. Class A	2,900	438,944
Microchip Technology Inc.	4,500	395,460
Micron Technology Inc. (a)	25,100	1,032,112
Microsoft Corp.	10,625	908,863
Motorola Solutions Inc.	8,050	727,237
NVIDIA Corp.	4,500	870,750
ON Semiconductor Corp. (a)	23,000	481,620
Oracle Corp.	16,000	756,480
PayPal Holdings Inc. (a)	7,000	515,340
Red Hat Inc. (a)	2,400	288,240
ServiceNow Inc. (a)	5,900	769,301
Take-Two Interactive Software Inc. (a)	3,900	428,142
Teradyne Inc.	9,200	385,200
Texas Instruments Inc.	10,490	1,095,576
Western Digital Corp.	4,800	381,744

		20,599,531

Materials (3.72%)
Avery Dennison Corp.	3,700	424,982
Crown Holdings Inc. (a)	7,700	433,125
Ecolab Inc.	3,000	402,540
LyondellBasell Industries NV Class A	4,000	441,280
Sherwin-Williams Co., The	1,745	715,520
Southern Copper Corp.	12,500	593,125

		3,010,572

Real Estate (2.58%)
CBRE Group Inc. Class A (a)	12,000	519,720
Public Storage	3,575	747,174
Simon Property Group Inc.	4,775	820,059

		2,086,953

Telecommunication Services (2.18%)
AT&T Inc.	32,750	1,273,320
T-Mobile US Inc. (a)	7,800	495,378

		1,768,698

Utilities (2.04%)
NextEra Energy Inc.	5,600	874,664
WEC Energy Group Inc.	11,700	777,231

		1,651,895

Total Common Stocks
(cost $61,165,361)		79,178,003

	Shares	Value
Short-term Investments (2.41%)
JPMorgan U.S. Government Money Market Fund Capital Shares, 1.17% (b)	1,954,638	$1,954,638

Total Short-term Investments
(cost $1,954,638)		1,954,638

TOTAL INVESTMENTS (100.16%)
(cost $63,119,999)		81,132,641
LIABILITIES, NET OF OTHER ASSETS (-0.16%)		(128,780)

NET ASSETS (100.00%)		$81,003,861

(a)	Non-income producing security.

(b)	Rate shown is the 7-day yield as of December 31, 2017.

See accompanying notes to financial statements.	41

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

	Shares	Value
Common Stocks (48.65%)
Consumer Discretionary (8.25%)
American Axle & Manufacturing
Holdings Inc. (a)	21,200	$361,036
Big 5 Sporting Goods Corp.	21,600	164,160
Caleres Inc.	6,700	224,316
Conn’s Inc. (a)	11,800	419,490
Container Store Group Inc., The (a)	34,500	163,530
Crocs Inc. (a)	36,300	458,832
Dana Inc.	28,800	921,888
Del Taco Restaurants Inc. (a)	20,500	248,460
Fossil Group Inc. (a)	11,700	90,909
KB Home	15,500	495,225
LGI Homes Inc. (a)	7,200	540,216
M.D.C. Holdings Inc.	10,800	344,304
Office Depot Inc.	84,900	300,546
Tailored Brands Inc.	19,400	423,502
Tower International Inc.	13,500	412,425
Weight Watchers International Inc. (a)	12,700	562,356

		6,131,195

Consumer Staples (1.19%)
Sanderson Farms Inc.	4,600	638,388
SUPERVALU Inc. (a)	11,342	244,987

		883,375

Energy (3.37%)
Arch Coal Inc. Class A	4,500	419,220
California Resources Corp. (a)	31,900	620,136
Cloud Peak Energy Inc. (a)	57,800	257,210
Denbury Resources Inc. (a)	64,600	142,766
Rowan Companies PLC Class A (a)	34,800	544,968
Ship Finance International Ltd.	21,400	331,700
W&T Offshore Inc. (a)	56,700	187,677

		2,503,677

Financials (12.39%)
American Equity Investment Life Holding Co.	23,200	712,936
Banco Latinoamericano de Comercio Exterior SA	12,300	330,870
Banner Corp.	6,300	347,256
Capitol Federal Financial Inc.	25,400	340,614
Employers Holdings Inc.	10,100	448,440
Enstar Group Ltd. (a)	1,800	361,350
FBL Financial Group Inc. Class A	2,900	201,985
First BanCorp (a)	76,300	389,130
Flagstar Bancorp Inc. (a)	9,800	366,716
Heartland Financial USA Inc.	6,700	359,455
Investors Bancorp Inc.	36,100	501,068
Kearny Financial Corp.	30,700	443,615
National Western Life Group Inc. Class A	1,500	496,530
Nationstar Mortgage Holdings Inc. (a)	29,400	543,900
Ocwen Financial Corp. (a)	72,500	226,925
PHH Corp. (a)	20,400	210,120
Safety Insurance Group Inc.	5,200	418,080
Selective Insurance Group Inc.	14,000	821,800

	Shares	Value
Common Stocks (Cont.)
Financials (cont.)
Stifel Financial Corp.	7,800	$464,568
Tristate Capital Holdings Inc. (a)	19,500	448,500
Walker & Dunlop Inc. (a)	12,600	598,500
Washington Trust Bancorp Inc.	3,300	175,725

		9,208,083

Health Care (2.97%)
Community Health Systems Inc. (a)	25,700	109,482
Enanta Pharmaceuticals Inc. (a)	3,400	199,512
Kindred Healthcare Inc.	48,300	468,510
LHC Group Inc. (a)	7,200	441,000
Magellan Health Inc. (a)	5,500	531,025
Triple-S Management Corp. Class B (a)	18,600	462,210

		2,211,739

Industrials (8.36%)
ABM Industries Inc.	10,100	380,972
Acco Brands Corp. (a)	34,200	417,240
Aircastle Ltd.	15,000	350,850
Albany International Corp. Class A	6,500	399,425
Casella Waste Systems Inc. Class A (a)	10,800	248,616
EMCOR Group Inc.	5,400	441,450
Federal Signal Corp.	9,100	182,819
GATX Corp.	9,600	596,736
Greenbrier Companies Inc., The	9,600	511,680
MasTec Inc. (a)	6,200	303,490
Meritor Inc. (a)	23,000	539,580
SkyWest Inc.	19,900	1,056,690
Spartan Motors Inc.	17,000	267,750
Sterling Construction Company Inc. (a)	31,600	514,448

		6,211,746

Information Technology (5.56%)
AVX Corp.	22,200	384,060
Benchmark Electronics Inc. (a)	6,100	177,510
ePlus inc. (a)	5,600	421,120
Rosetta Stone Inc. (a)	15,000	187,050
Sanmina Corp. (a)	20,400	673,200
Sykes Enterprises Inc. (a)	12,600	396,270
Systemax Inc.	12,400	412,548
Tech Data Corp. (a)	3,800	372,286
TTM Technologies Inc. (a)	20,200	316,534
Unisys Corp. (a)	30,600	249,390
Vishay Intertechnology Inc.	26,100	541,575

		4,131,543

Materials (1.66%)
Materion Corp.	7,500	364,500
Ryerson Holding Corp. (a)	35,300	367,120
SunCoke Energy Inc. (a)	41,800	501,182

		1,232,802

Real Estate (2.92%)
Bluerock Residential Growth REIT Inc.	7,800	78,858
CBL & Associates Properties Inc.	47,000	266,020

42	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Real Estate (cont.)
Cousins Properties Inc.	50,800	$469,900
Education Realty Trust Inc.	10,000	349,200
Global Net Lease Inc.	22,200	456,876
Select Income REIT	21,900	550,347

		2,171,201

Telecommunication Services (0.41%)
Intelsat SA (a)	61,900	209,841
Windstream Holdings Inc.	49,800	92,130

		301,971

Utilities (1.57%)
ALLETE Inc.	4,700	349,492
NorthWestern Corp.	6,400	382,081
ONE Gas Inc.	6,000	439,560

		1,171,133

Total Common Stocks
(cost $30,978,302)		36,158,465

Exchange-Traded Funds (49.72%)
iShares Core S&P Mid-Cap ETF	194,704	36,950,925

Total Exchange-Traded Funds
(cost $33,670,922)		36,950,925

Short-term Investments (2.92%)
JPMorgan U.S. Government Money Market Fund Capital Shares, 1.17% (b)	2,167,806	2,167,806

Total Short-term Investments
(cost $2,167,806)		2,167,806

TOTAL INVESTMENTS (101.29%)
(cost $66,817,030)		75,277,196
LIABILITIES, NET OF OTHER ASSETS (-1.29%)		(959,110)

NET ASSETS (100.00%)		$74,318,086

(a)	Non-income producing security.

(b)	Rate shown is the 7-day yield as of December 31, 2017.

See accompanying notes to financial statements.	43

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

	Shares	Value
Common Stocks (a) (97.11%)
Australia (1.23%)
Domino’s Pizza Enterprises Ltd.	18,860	$687,215

Austria (0.30%)
Bawag Group AG (b)(c)	3,182	169,745

Belgium (2.21%)
Anheuser-Busch InBev SA/NV	11,006	1,229,835

Brazil (0.66%)
Ambev SA	4,900	31,450
Ambev SA ADR	4,880	31,524
Cielo SA	42,700	302,712

		365,686

Canada (2.32%)
Barrick Gold Corp.	5,434	78,629
Constellation Software Inc.	979	593,491
Dollarama Inc.	4,985	622,827

		1,294,947

China (4.92%)
Alibaba Group Holding Ltd. Sponsored ADR (c)	11,048	1,905,007
Ctrip.com International Ltd. ADR (c)	14,425	636,143
Sinopharm Group Co. Ltd. H Shares	46,800	202,467

		2,743,617

Colombia (1.39%)
Bancolombia SA Sponsored ADR	6,623	262,668
Cementos Argos SA	50,144	193,558
Grupo Argos SA	11,678	81,702
Grupo Aval Acciones y Valores SA ADR	7,370	62,645
Grupo de Inversiones Suramericana	12,810	172,978

		773,551

Denmark (1.35%)
Genmab A/S (c)	1,497	248,266
Novo Nordisk A/S Class B	9,313	502,070

		750,336

France (11.70%)
AXA SA	15,227	451,911
Cie Generale des Etablissements Michelin Class B	3,863	554,116
Dassault Systemes SA	4,742	504,049
Essilor International SA	4,289	591,550
Eurofins Scientific SE	997	607,216
Hermes International	74	39,622
JC Decaux SA	5,908	238,216
L’Oreal SA	2,114	469,122
Pernod Ricard SA	3,934	622,831
Schneider Electric SE (Paris)	5,764	490,063
UbiSoft Entertainment SA (c)	10,503	808,293
Unibail-Rodamco SE (Amsterdam)	1,845	464,882

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
Unibail-Rodamco SE (Paris)	87	$21,921
Vivendi	24,490	658,796

		6,522,588

Germany (12.69%)
Allianz SE Reg.	2,188	502,739
Aroundtown SA	80,563	620,193
Bayer AG Reg.	12,377	1,544,456
Deutsche Boerse AG	8,183	950,418
Fresenius SE & Co. KGaA	3,951	308,471
Linde AG Tender Shares (c)	2,442	570,331
SAP SE	9,055	1,015,300
Scout24 AG (b)	17,622	719,944
Wirecard AG	7,539	841,880

		7,073,732

Hong Kong (3.47%)
MGM China Holdings Ltd.	244,400	739,815
Tencent Holdings Ltd.	23,000	1,195,210

		1,935,025

India (1.69%)
HDFC Bank Ltd. ADR	5,692	578,706
Makemytrip Ltd. (c)	12,107	361,394

		940,100

Ireland (1.52%)
Ryanair Holdings PLC SP ADR (c)	8,108	844,773

Israel (0.51%)
Teva Pharmaceutical Industries Ltd. Sponsored ADR	14,909	282,526

Italy (1.25%)
Telecom Italia SpA (c)	239,288	206,862
Telecom Italia SpA RSP	72,773	52,041
UniCredit SpA (c)	23,327	436,067

		694,970

Japan (10.27%)
Dentsu Inc.	5,200	220,368
Fanuc Corp.	6,500	1,561,038
Hoya Corp.	5,300	264,730
Japan Tobacco Inc.	8,100	261,026
LIFULL Co. Ltd.	38,200	341,740
MISUMI Group Inc.	28,800	838,376
Nintendo Co. Ltd.	700	255,895
Olympus Corp.	9,800	375,736
Sapporo Holdings Ltd.	1,700	52,052
SMC Corp.	700	288,139
SoftBank Group Corp.	3,200	253,330
START TODAY Co. Ltd.	10,000	303,972
Sumitomo Mitsui Financial Group Inc.	3,700	159,854

44	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Tokio Marine Holdings Inc.	12,000	$547,522

		5,723,778

Malaysia (0.01%)
Genting BHD Warrants (c)	21,382	7,819
Mexico (0.89%)
Becle SAB de CV (c)	1,800	2,893
Bolsa Mexicana de Valores SAB de CV	131,500	226,117
Fibra Uno Administracion SA de CV	72,800	107,705
Fibra Uno Administracion SA de CV (b)	27,600	40,833
Grupo Televisa SAB Sponsored ADR	6,196	115,679

		493,227

Netherlands (9.69%)
ASML Holding NV	10,715	1,866,104
Heineken NV	6,020	627,903
ING Groep NV	8,054	148,094
InterXion Holding NV (c)	25,787	1,519,628
Koninklijke Philips NV	21,553	815,636
QIAGEN NV	13,720	424,358

		5,401,723

Norway (0.25%)
Statoil ASA	6,539	139,531

Spain (1.25%)
Banco Bilbao Vizcaya Argentaria SA	52,216	445,576
Cellnex Telecom SA (b)	9,723	249,072

		694,648

Sweden (1.66%)
Atlas Copco AB Class A	15,863	684,945
Investor AB B Shares	5,289	241,204

		926,149

Switzerland (5.77%)
Compagnie Financiere Richemont SA Reg.	5,033	456,066
Julius Baer Group Ltd.	17,463	1,068,085
LafargeHolcim Ltd. Reg.	4,621	260,582
Nestle SA Reg.	6,697	575,923
Novartis AG Reg.	4,963	419,674
UBS Group AG	23,730	436,878

		3,217,208

United Kingdom (12.94%)
ASOS PLC (c)	3,634	329,468
B&M European Value Retail SA	83,571	477,963
ConvaTec Group PLC (b)	43,504	120,704
Dechra Pharmaceuticals PLC	19,718	558,003
Diageo PLC	14,852	546,429
Domino’s Pizza Group PLC	128,139	598,085
Great Portland Estates PLC	6,936	64,476
Hargreaves Lansdown PLC	32,518	791,154

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Just Eat PLC (c)	37,390	$394,266
Land Securities Group PLC	4,245	57,772
Liberty Global PLC Class A (c)	3,434	123,075
Liberty Global PLC Series C (c)	3,076	104,092
Liberty Latin America Ltd. Class A (c)	324	6,529
Liberty Latin America Ltd. Class C (c)	383	7,618
Reckitt Benckiser Group PLC	14,752	1,378,087
Rolls-Royce Holdings PLC	46,299	529,465
Rolls-Royce Holdings PLC Class C Entitlement Shares (c)(d)	2,129,754	2,875
Shire PLC	10,032	528,244
Standard Chartered PLC (c)	42,256	445,062
Weir Group PLC, The	5,265	150,914

		7,214,281

United States (7.17%)
Las Vegas Sands Corp.	20,192	1,403,142
Schlumberger Ltd.	14,393	969,944
Worldpay Inc. Class A (c)	9,652	709,905
Wynn Resorts Ltd.	5,420	913,758

		3,996,749

Total Common Stocks
(cost $41,827,269)		54,123,759

Preferred Stocks (a) (0.14%)
Colombia (0.14%)
Grupo Argos SA, 0.00%	7,187	46,189
Grupo de Inversiones Suramericana, 0.00%	2,235	29,206

		75,395

Total Preferred Stocks
(cost $70,988)		75,395

See accompanying notes to financial statements.	45

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Short-term Investments (1.86%)
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.21% (e)	1,035,480	$1,035,480

Total Short-term Investments
(cost $1,035,480)		1,035,480

TOTAL INVESTMENTS (99.11%)
(cost $42,933,737)		55,234,634
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.89%)		497,512

NET ASSETS (100.00%)		$55,732,146

(a)	The Fund used data provided by an independent statistical fair value service to fair value its holdings listed on the Sao Paulo (Brazil) Stock Exchange which did not trade on the last day of the period because the exchange was closed. This method of fair valuing foreign securities was established in the valuation procedures adopted by the Board of Trustees.

(b)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the value of these securities amounted to $1,300,298 or 2.33% of net assets.

(c)	Non-income producing security.

(d)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security. The fair value for this security was not determined using the Trust’s independent statistical fair value service.

(e)	Rate shown is the 7-day yield as of December 31, 2017.

ADR - American Depositary Receipt

FOREIGN CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$19,843,255	35.93
United States Dollar	12,377,223	22.41
British Pound	6,972,967	12.62
Japanese Yen	5,723,778	10.36
Swiss Franc	3,217,208	5.83
Hong Kong Dollar	2,137,492	3.87
Canadian Dollar	1,216,318	2.20
Swedish Krona	926,149	1.68
Danish Krone	750,336	1.36
Australian Dollar	687,215	1.24
Colombian Peso	523,633	0.95
Mexican Peso	377,548	0.68
Brazilian Real	334,162	0.61
Norwegian Krone	139,531	0.25
Malaysian Ringgit	7,819	0.01

Total Investments	$55,234,634	100.00%

SECTOR CLASSIFICATIONS

Sector	Value	%
Information Technology	$12,631,684	22.67
Consumer Discretionary	9,947,518	17.85
Financials	8,126,629	14.58
Health Care	7,794,107	13.98
Consumer Staples	5,829,075	10.46
Industrials	5,390,588	9.67
Real Estate	1,377,782	2.47
Materials	1,230,991	2.21
Energy	1,109,475	1.99
Telecommunication Services	761,305	1.37

Total Stocks	54,199,154	97.25
Short-term Investments	1,035,480	1.86
Cash and Other Assets, Net of Liabilities	497,512	0.89

Net Assets	$55,732,146	100.00%

46	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

	Shares	Value
Common Stocks (98.70%)
Consumer Discretionary (12.06%)
Advance Auto Parts Inc.	2,323	$231,577
Amazon.com Inc. (a)	12,345	14,437,107
Aptiv PLC	8,273	701,799
AutoZone Inc. (a)	849	603,953
Best Buy Co. Inc.	7,849	537,421
BorgWarner Inc.	6,097	311,496
CarMax Inc. (a)	5,705	365,862
Carnival Corp.	12,533	831,815
CBS Corp. Class B	11,191	660,269
Charter Communications Inc. Class A (a)	5,985	2,010,721
Chipotle Mexican Grill Inc. (a)	771	222,842
Comcast Corp. Class A	143,960	5,765,598
Darden Restaurants Inc.	3,885	373,038
Discovery Communications Inc. Class A (a)	4,753	106,372
Discovery Communications Inc. Class C (a)	6,246	132,228
DISH Network Corp. Class A (a)	7,140	340,935
Dollar General Corp.	8,043	748,079
Dollar Tree Inc. (a)	7,316	785,080
DR Horton Inc.	10,651	543,947
Expedia Inc.	3,748	448,898
Foot Locker Inc.	3,827	179,410
Ford Motor Co.	120,950	1,510,665
GAP Inc., The	6,917	235,593
Garmin Ltd.	3,426	204,087
General Motors Co.	39,453	1,617,178
Genuine Parts Co.	4,531	430,490
Goodyear Tire & Rubber Co., The	7,603	245,653
H&R Block Inc.	6,576	172,423
Hanesbrands Inc.	11,106	232,226
Harley-Davidson Inc.	5,313	270,325
Hasbro Inc.	3,540	321,751
Hilton Worldwide Holdings Inc.	6,284	501,840
Home Depot Inc., The	36,049	6,832,367
Interpublic Group of Companies Inc., The	12,086	243,654
Kohl’s Corp.	5,231	283,677
L Brands Inc.	7,622	458,997
Leggett & Platt Inc.	4,189	199,941
Lennar Corp. Class A	6,311	399,108
LKQ Corp. (a)	9,502	386,446
Lowe’s Companies Inc.	25,702	2,388,744
Macy’s Inc.	9,636	242,731
Marriott International Inc. Class A	9,452	1,282,920
Mattel Inc.	10,599	163,013
McDonald’s Corp.	24,607	4,235,357
MGM Resorts International	15,726	525,091
Michael Kors Holdings Ltd. (a)	4,807	302,601
Mohawk Industries Inc. (a)	1,941	535,522
Netflix Inc. (a)	13,361	2,564,778
Newell Brands Inc.	14,936	461,522
News Corp. Class A	11,824	191,667
News Corp. Class B	3,619	60,075
NIKE Inc. Class B	40,568	2,537,528
Nordstrom Inc.	3,499	165,783

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Norwegian Cruise Line Holdings Ltd. (a)	5,467	$291,118
Omnicom Group Inc.	7,195	524,012
O’Reilly Automotive Inc. (a)	2,624	631,177
Priceline Group Inc., The (a)	1,508	2,620,512
PulteGroup Inc.	8,530	283,623
PVH Corp.	2,379	326,423
Ralph Lauren Corp.	1,762	182,702
Ross Stores Inc.	11,905	955,376
Royal Caribbean Cruises Ltd.	5,283	630,156
Scripps Networks Interactive Class A	2,935	250,590
Signet Jewelers Ltd.	1,858	105,070
Starbucks Corp.	43,934	2,523,130
Tapestry Inc.	8,690	384,359
Target Corp.	16,780	1,094,895
Tiffany & Co.	3,138	326,195
Time Warner Inc.	24,022	2,197,292
TJX Companies Inc., The	19,554	1,495,099
Tractor Supply Co.	3,897	291,301
TripAdvisor Inc. (a)	3,492	120,334
Twenty-First Century Fox Inc. Class A	32,347	1,116,942
Twenty-First Century Fox Inc. Class B	13,497	460,518
Ulta Beauty Inc. (a)	1,804	403,483
Under Armour Inc. Class A (a)	5,882	84,877
Under Armour Inc. Class C (a)	5,923	78,894
VF Corp.	10,122	749,028
Viacom Inc. Class B	10,845	334,135
Walt Disney Co., The	46,614	5,011,471
Whirlpool Corp.	2,243	378,260
Wyndham Worldwide Corp.	3,175	367,887
Wynn Resorts Ltd.	2,512	423,498
Yum! Brands Inc.	10,403	848,989

		86,033,546

Consumer Staples (8.10%)
Altria Group Inc.	58,961	4,210,404
Archer-Daniels-Midland Co.	17,288	692,903
Brown-Forman Corp. Class B	6,045	415,110
Campbell Soup Co.	5,850	281,444
Church & Dwight Co. Inc.	7,617	382,145
Clorox Co., The	3,952	587,820
Coca-Cola Co., The	118,374	5,430,999
Colgate-Palmolive Co.	27,070	2,042,432
Conagra Brands Inc.	12,695	478,221
Constellation Brands Inc. Class A	5,320	1,215,992
Costco Wholesale Corp.	13,479	2,508,711
Coty Inc. Class A	14,692	292,224
CVS Health Corp.	31,241	2,264,973
Dr Pepper Snapple Group Inc.	5,631	546,545
Estee Lauder Companies Inc. Class A, The	6,908	878,974
General Mills Inc.	17,547	1,040,362
Hershey Co., The	4,396	498,990
Hormel Foods Corp.	8,353	303,966
JM Smucker Co., The	3,491	433,722
Kellogg Co.	7,763	527,729

See accompanying notes to financial statements.	47

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
Kimberly-Clark Corp.	10,858	$1,310,126
Kraft Heinz Co., The	18,466	1,435,916
Kroger Co., The	27,577	756,989
McCormick & Company Inc.	3,697	376,761
Molson Coors Brewing Co. Class B	5,665	464,927
Mondelez International Inc. Class A	46,143	1,974,920
Monster Beverage Corp. (a)	12,701	803,846
PepsiCo Inc.	43,901	5,264,608
Philip Morris International Inc.	47,950	5,065,918
Procter & Gamble Co., The	78,598	7,221,584
Sysco Corp.	14,795	898,500
Tyson Foods Inc. Class A	9,186	744,709
Walgreens Boots Alliance Inc.	26,790	1,945,490
Wal-Mart Stores Inc.	45,179	4,461,426

		57,759,386

Energy (6.00%)
Anadarko Petroleum Corp.	16,891	906,035
Andeavor	4,436	507,212
Apache Corp.	11,658	492,201
Baker Hughes, a GE Co.	13,219	418,249
Cabot Oil & Gas Corp.	14,178	405,491
Chesapeake Energy Corp. (a)	28,053	111,090
Chevron Corp.	58,594	7,335,383
Cimarex Energy Co.	2,998	365,786
Concho Resources Inc. (a)	4,582	688,308
ConocoPhillips	36,896	2,025,221
Devon Energy Corp.	16,224	671,674
EOG Resources Inc.	17,861	1,927,381
EQT Corp.	7,557	430,144
Exxon Mobil Corp.	130,714	10,932,919
Halliburton Co.	26,933	1,316,216
Helmerich & Payne Inc.	3,352	216,673
Hess Corp.	8,322	395,045
Kinder Morgan Inc.	59,002	1,066,166
Marathon Oil Corp.	26,538	449,288
Marathon Petroleum Corp.	15,066	994,055
National-Oilwell Varco Inc.	11,849	426,801
Newfield Exploration Co. (a)	6,148	193,846
Noble Energy Inc.	15,019	437,654
Occidental Petroleum Corp.	23,643	1,741,543
ONEOK Inc.	11,741	627,556
Phillips 66	13,205	1,335,686
Pioneer Natural Resources Co.	5,260	909,191
Range Resources Corp.	6,965	118,823
Schlumberger Ltd.	42,701	2,877,620
TechnipFMC PLC	13,497	422,591
Valero Energy Corp.	13,573	1,247,494
Williams Companies Inc., The	25,572	779,690

		42,773,032

Financials (14.60%)
Affiliated Managers Group Inc.	1,747	358,573
Aflac Inc.	12,146	1,066,176
Allstate Corp., The	11,105	1,162,805
American Express Co.	22,242	2,208,853

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
American International Group Inc.	27,750	$1,653,345
Ameriprise Financial Inc.	4,567	773,969
Aon PLC	7,715	1,033,810
Arthur J. Gallagher & Co.	5,494	347,660
Assurant Inc.	1,675	168,907
Bank of America Corp.	299,485	8,840,797
Bank of New York Mellon Corp.	31,590	1,701,437
BB&T Corp.	24,358	1,211,080
Berkshire Hathaway Inc. Class B (a)	59,357	11,765,745
BlackRock Inc.	3,807	1,955,694
Brighthouse Financial Inc. (a)	2,945	172,695
Capital One Financial Corp.	14,925	1,486,232
Cboe Global Markets Inc.	3,466	431,829
Charles Schwab Corp., The	36,825	1,891,700
Chubb Ltd.	14,303	2,090,097
Cincinnati Financial Corp.	4,653	348,835
Citigroup Inc.	81,624	6,073,642
Citizens Financial Group Inc.	15,190	637,676
CME Group Inc.	10,512	1,535,278
Comerica Inc.	5,440	472,246
Discover Financial Services	11,220	863,042
E*TRADE Financial Corp. (a)	8,355	414,157
Everest Re Group Ltd.	1,286	284,540
Fifth Third Bancorp	21,780	660,805
Franklin Resources Inc.	10,086	437,026
Goldman Sachs Group Inc., The	10,832	2,759,560
Hartford Financial Services Group Inc., The	11,011	619,699
Huntington Bancshares Inc.	33,312	485,023
Intercontinental Exchange Inc.	18,060	1,274,314
Invesco Ltd.	12,664	462,743
JPMorgan Chase & Co.	107,096	11,452,846
KeyCorp	33,422	674,122
Leucadia National Corp.	9,678	256,370
Lincoln National Corp.	6,808	523,331
Loews Corp.	8,471	423,804
M&T Bank Corp.	4,669	798,352
Marsh & McLennan Companies Inc.	15,754	1,282,218
MetLife Inc.	32,487	1,642,543
Moody’s Corp.	5,142	759,011
Morgan Stanley	42,980	2,255,161
Nasdaq Inc.	3,520	270,442
Navient Corp.	8,424	112,208
Northern Trust Corp.	6,633	662,570
People’s United Financial Inc.	10,789	201,754
PNC Financial Services Group Inc.	14,676	2,117,600
Principal Financial Group Inc.	8,298	585,507
Progressive Corp., The	17,979	1,012,577
Prudential Financial Inc.	13,123	1,508,883
Raymond James Financial Inc.	3,890	347,377
Regions Financial Corp.	35,802	618,659
S&P Global Inc.	7,872	1,333,517
State Street Corp.	11,448	1,117,439
Suntrust Banks Inc.	14,749	952,638
Synchrony Financial	22,705	876,640
T. Rowe Price Group Inc.	7,456	782,358

48	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Torchmark Corp.	3,298	$299,162
Travelers Companies Inc., The	8,480	1,150,227
U.S. Bancorp	48,636	2,605,917
Unum Group	7,036	386,206
Wells Fargo & Co.	136,786	8,298,807
Willis Towers Watson PLC	4,076	614,212
XL Group Ltd.	7,927	278,713
Zions Bancorporation	6,287	319,568

		104,170,729

Health Care (13.59%)
Abbott Laboratories	53,702	3,064,769
AbbVie Inc.	49,204	4,758,519
Aetna Inc.	10,059	1,814,543
Agilent Technologies Inc.	9,877	661,463
Alexion Pharmaceuticals Inc. (a)	6,945	830,553
Align Technology Inc. (a)	2,217	492,595
Allergan PLC	10,274	1,680,621
AmerisourceBergen Corp.	4,983	457,539
Amgen Inc.	22,424	3,899,534
Anthem Inc.	7,927	1,783,654
Baxter International Inc.	15,471	1,000,045
Becton, Dickinson and Co.	8,185	1,752,128
Biogen Inc. (a)	6,527	2,079,306
Boston Scientific Corp. (a)	42,424	1,051,691
Bristol-Myers Squibb Co.	50,398	3,088,389
Cardinal Health Inc.	9,702	594,442
Celgene Corp. (a)	24,303	2,536,261
Centene Corp. (a)	5,324	537,085
Cerner Corp. (a)	9,749	656,985
Cigna Corp.	7,610	1,545,515
Cooper Companies Inc., The	1,535	334,446
Danaher Corp.	18,927	1,756,804
DaVita Inc. (a)	4,761	343,982
Dentsply Sirona Inc.	6,996	460,547
Edwards Lifesciences Corp. (a)	6,498	732,390
Eli Lilly and Co.	29,907	2,525,945
Envision Healthcare Corp. (a)	3,735	129,082
Express Scripts Holding Co. (a)	17,483	1,304,931
Gilead Sciences Inc.	40,315	2,888,167
HCA Healthcare Inc. (a)	8,742	767,897
Henry Schein Inc. (a)	4,918	343,670
Hologic Inc. (a)	8,508	363,717
Humana Inc.	4,409	1,093,741
IDEXX Laboratories Inc. (a)	2,713	424,259
Illumina Inc. (a)	4,520	987,575
Incyte Corp. (a)	5,408	512,192
Intuitive Surgical Inc. (a)	3,458	1,261,963
IQVIA Holdings Inc. (a)	4,496	440,158
Johnson & Johnson	82,908	11,583,906
Laboratory Corp. of America Holdings (a)	3,165	504,849
McKesson Corp.	6,436	1,003,694
Medtronic PLC	41,788	3,374,381
Merck & Co. Inc.	84,415	4,750,032
Mettler-Toledo International Inc. (a)	793	491,279

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Mylan NV (a)	16,481	$697,311
Patterson Companies Inc.	2,421	87,471
PerkinElmer Inc.	3,329	243,416
Perrigo Co. PLC	4,076	355,264
Pfizer Inc.	183,976	6,663,611
Quest Diagnostics Inc.	4,241	417,696
Regeneron Pharmaceuticals Inc. (a)	2,378	894,033
ResMed Inc.	4,311	365,099
Stryker Corp.	9,930	1,537,561
Thermo Fisher Scientific Inc.	12,376	2,349,955
UnitedHealth Group Inc.	29,897	6,591,093
Universal Health Services Inc. Class B	2,716	307,859
Varian Medical Systems Inc. (a)	2,827	314,221
Vertex Pharmaceuticals Inc. (a)	7,809	1,170,257
Waters Corp. (a)	2,477	478,532
Zimmer Biomet Holdings Inc.	6,201	748,275
Zoetis Inc.	15,039	1,083,410

		96,970,308

Industrials (10.13%)
3M Co.	18,420	4,335,515
A.O. Smith Corp.	4,500	275,760
Acuity Brands Inc.	1,294	227,744
Alaska Air Group Inc.	3,877	284,998
Allegion PLC	2,969	236,214
American Airlines Group Inc.	13,147	684,038
AMETEK Inc.	7,122	516,131
Arconic Inc.	13,077	356,348
Boeing Co., The	17,278	5,095,455
Caterpillar Inc.	18,362	2,893,484
CH Robinson Worldwide Inc.	4,270	380,414
Cintas Corp.	2,622	408,586
CSX Corp.	27,590	1,517,726
Cummins Inc.	4,779	844,163
Deere & Co.	9,830	1,538,493
Delta Air Lines Inc.	20,245	1,133,720
Dover Corp.	4,843	489,095
Eaton Corp. PLC	13,670	1,080,067
Emerson Electric Co.	19,811	1,380,629
Equifax Inc.	3,709	437,365
Expeditors International of Washington Inc.	5,485	354,825
Fastenal Co.	8,850	484,007
FedEx Corp.	7,621	1,901,744
Flowserve Corp.	4,015	169,152
Fluor Corp.	4,304	222,302
Fortive Corp.	9,441	683,056
Fortune Brands Home & Security Inc.	4,766	326,185
General Dynamics Corp.	8,559	1,741,329
General Electric Co.	267,692	4,671,225
Harris Corp.	3,681	521,414
Honeywell International Inc.	23,517	3,606,567
IHS Markit Ltd. (a)	11,164	504,055
Illinois Tool Works Inc.	9,519	1,588,245
Ingersoll-Rand PLC	7,713	687,922
J.B. Hunt Transport Services Inc.	2,608	299,868

See accompanying notes to financial statements.	49

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Jacobs Engineering Group Inc.	3,724	$245,635
Johnson Controls International PLC	28,654	1,092,004
Kansas City Southern	3,233	340,176
L3 Technologies Inc.	2,400	474,840
Lockheed Martin Corp.	7,709	2,474,974
Masco Corp.	9,791	430,217
Nielsen Holdings PLC	10,464	380,890
Norfolk Southern Corp.	8,856	1,283,234
Northrop Grumman Corp.	5,352	1,642,582
PACCAR Inc.	10,841	770,578
Parker Hannifin Corp.	4,103	818,877
Pentair PLC	5,075	358,397
Quanta Services Inc. (a)	4,775	186,750
Raytheon Co.	8,920	1,675,622
Republic Services Inc.	7,035	475,636
Robert Half International Inc.	3,981	221,105
Rockwell Automation Inc.	3,965	778,528
Rockwell Collins Inc.	5,012	679,727
Roper Technologies Inc.	3,170	821,030
Snap-on Inc.	1,784	310,951
Southwest Airlines Co.	16,923	1,107,610
Stanley Black & Decker Inc.	4,735	803,482
Stericycle Inc. (a)	2,620	178,134
Textron Inc.	8,244	466,528
TransDigm Group Inc.	1,492	409,733
Union Pacific Corp.	24,292	3,257,557
United Continental Holdings Inc. (a)	7,774	523,968
United Parcel Service Inc. Class B	21,167	2,522,048
United Rentals Inc. (a)	2,597	446,450
United Technologies Corp.	22,926	2,924,670
Verisk Analytics Inc. (a)	4,835	464,160
W.W. Grainger Inc.	1,630	385,088
Waste Management Inc.	12,330	1,064,079
Xylem Inc.	5,538	377,692

		72,270,793

Information Technology (23.47%)
Accenture PLC Class A	19,074	2,920,040
Activision Blizzard Inc.	23,336	1,477,636
Adobe Systems Inc. (a)	15,213	2,665,926
Advanced Micro Devices Inc. (a)	25,295	260,033
Akamai Technologies Inc. (a)	5,232	340,289
Alliance Data Systems Corp.	1,483	375,911
Alphabet Inc. Class A (a)	9,202	9,693,387
Alphabet Inc. Class C (a)	9,316	9,748,262
Amphenol Corp. Class A	9,488	833,046
Analog Devices Inc.	11,338	1,009,422
ANSYS Inc. (a)	2,611	385,357
Apple Inc.	158,473	26,818,386
Applied Materials Inc.	32,931	1,683,433
Autodesk Inc. (a)	6,736	706,135
Automatic Data Processing Inc.	13,657	1,600,464
Broadcom Ltd.	12,542	3,222,040
CA Inc.	9,861	328,174
Cadence Design Systems Inc. (a)	8,611	360,112
Cisco Systems Inc.	152,589	5,844,159

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Citrix Systems Inc. (a)	4,415	$388,520
Cognizant Technology Solutions Corp. Class A	18,214	1,293,558
Corning Inc.	26,807	857,556
CSRA Inc.	5,056	151,276
DXC Technology Co.	8,763	831,609
eBay Inc. (a)	29,992	1,131,898
Electronic Arts Inc. (a)	9,488	996,809
F5 Networks Inc. (a)	1,947	255,485
Facebook Inc. Class A (a)	73,604	12,988,162
Fidelity National Information Services Inc.	10,304	969,503
Fiserv Inc. (a)	6,468	848,149
FLIR Systems Inc.	4,277	199,394
Gartner Inc. (a)	2,843	350,115
Global Payments Inc.	4,909	492,078
Hewlett Packard Enterprise Co.	49,228	706,914
HP Inc.	51,330	1,078,443
Intel Corp.	144,409	6,665,919
International Business Machines Corp.	26,574	4,076,983
Intuit Inc.	7,539	1,189,503
Juniper Networks Inc.	11,688	333,108
KLA-Tencor Corp.	4,895	514,318
Lam Research Corp.	4,985	917,589
Mastercard Inc. Class A	28,697	4,343,578
Microchip Technology Inc.	7,219	634,406
Micron Technology Inc. (a)	35,589	1,463,420
Microsoft Corp.	238,050	20,362,797
Motorola Solutions Inc.	5,072	458,204
NetApp Inc.	8,354	462,143
NVIDIA Corp.	18,701	3,618,644
Oracle Corp.	94,025	4,445,502
Paychex Inc.	9,866	671,677
PayPal Holdings Inc. (a)	34,868	2,566,982
Qorvo Inc. (a)	3,991	265,801
QUALCOMM Inc.	45,470	2,910,989
Red Hat Inc. (a)	5,463	656,106
salesforce.com inc. (a)	21,178	2,165,027
Seagate Technology PLC	8,846	370,117
Skyworks Solutions Inc.	5,698	541,025
Symantec Corp.	19,135	536,928
Synopsys Inc. (a)	4,589	391,166
TE Connectivity Ltd.	10,860	1,032,134
Texas Instruments Inc.	30,426	3,177,691
Total System Services Inc.	5,207	411,822
VeriSign Inc. (a)	2,617	299,489
Visa Inc. Class A	55,988	6,383,752
Western Digital Corp.	9,125	725,711
Western Union Co.	14,182	269,600
Xerox Corp.	6,504	189,592
Xilinx Inc.	7,773	524,056

		167,387,460

Materials (2.96%)
Air Products & Chemicals Inc.	6,742	1,106,225
Albemarle Corp.	3,401	434,954

50	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
Avery Dennison Corp.	2,750	$315,865
Ball Corp.	10,974	415,366
CF Industries Holdings Inc.	7,297	310,414
DowDuPont Inc.	72,237	5,144,719
Eastman Chemical Co.	4,465	413,638
Ecolab Inc.	8,004	1,073,977
FMC Corp.	4,123	390,283
Freeport-McMoRan Inc. (a)	41,555	787,883
International Flavors & Fragrances Inc.	2,480	378,473
International Paper Co.	12,731	737,634
LyondellBasell Industries NV Class A	9,974	1,100,332
Martin Marietta Materials Inc.	1,938	428,376
Monsanto Co.	13,501	1,576,647
Mosaic Co., The	11,033	283,107
Newmont Mining Corp.	16,493	618,817
Nucor Corp.	9,848	626,136
Packaging Corporation of America	2,860	344,773
PPG Industries Inc.	7,855	917,621
Praxair Inc.	8,838	1,367,062
Sealed Air Corp.	5,567	274,453
Sherwin-Williams Co., The	2,540	1,041,502
Vulcan Materials Co.	4,081	523,878
WestRock Co.	7,752	490,004

		21,102,139

Real Estate (2.85%)
Alexandria Real Estate Equities Inc.	2,955	385,893
American Tower Corp.	13,235	1,888,237
Apartment Investment and Management Co.	4,750	207,623
AvalonBay Communities Inc.	4,276	762,881
Boston Properties Inc.	4,753	618,033
CBRE Group Inc. Class A (a)	9,382	406,334
Crown Castle International Corp.	12,541	1,392,176
Digital Realty Trust Inc.	6,288	716,203
Duke Realty Corp.	10,932	297,460
Equinix Inc.	2,414	1,094,073
Equity Residential	11,377	725,511
Essex Property Trust Inc.	2,010	485,154
Extra Space Storage Inc.	3,883	339,568
Federal Realty Investment Trust	2,250	298,823
GGP Inc.	19,258	450,445
HCP Inc.	14,435	376,465
Host Hotels & Resorts Inc.	22,738	451,349
Iron Mountain Inc.	8,241	310,933
Kimco Realty Corp.	13,246	240,415
Macerich Co., The	3,346	219,765
Mid-America Apartment Communities Inc.	3,521	354,072
Prologis Inc.	16,403	1,058,158
Public Storage	4,628	967,252
Realty Income Corp.	8,699	496,017
Regency Centers Corp.	4,600	318,228
SBA Communications Corp. (a)	3,626	592,343
Simon Property Group Inc.	9,597	1,648,189

	Shares	Value
Common Stocks (Cont.)
Real Estate (Cont.)
SL Green Realty Corp.	3,033	$306,121
UDR Inc.	8,298	319,639
Ventas Inc.	10,986	659,270
Vornado Realty Trust	5,301	414,432
Welltower Inc.	11,329	722,450
Weyerhaeuser Co.	23,207	818,279

		20,341,791

Telecommunication Services (2.04%)
AT&T Inc.	189,471	7,366,633
CenturyLink Inc.	29,771	496,580
Verizon Communications Inc.	125,898	6,663,781

		14,526,994

Utilities (2.90%)
AES Corp., The	20,195	218,711
Alliant Energy Corp.	7,053	300,528
Ameren Corp.	7,604	448,560
American Electric Power Company Inc.	15,115	1,112,011
American Water Works Co. Inc.	5,505	503,652
CenterPoint Energy Inc.	13,112	371,856
CMS Energy Corp.	8,563	405,030
Consolidated Edison Inc.	9,568	812,802
Dominion Energy Inc.	19,869	1,610,581
DTE Energy Co.	5,550	607,503
Duke Energy Corp.	21,596	1,816,440
Edison International	10,090	638,092
Entergy Corp.	5,605	456,191
Eversource Energy	9,786	618,279
Exelon Corp.	29,630	1,167,718
FirstEnergy Corp.	13,695	419,341
NextEra Energy Inc.	14,509	2,266,161
NiSource Inc.	10,342	265,479
NRG Energy Inc.	9,239	263,127
PG&E Corp.	15,810	708,762
Pinnacle West Capital Corp.	3,476	296,086
PPL Corp.	21,151	654,623
Public Service Enterprise Group Inc.	15,634	805,151
SCANA Corp.	4,506	179,249
Sempra Energy	7,766	830,341
Southern Co.	30,989	1,490,261
WEC Energy Group Inc.	9,750	647,693
Xcel Energy Inc.	15,726	756,578

		20,670,806

Total Common Stocks
(cost $408,806,470)		704,006,984

See accompanying notes to financial statements.	51

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Short-term Investments (1.10%)
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.21% (b)	7,850,983	$7,850,983

Total Short-term Investments
(cost $ 7,850,983)		7,850,983

TOTAL INVESTMENTS (99.80%)
(cost $ 416,657,453)		711,857,967
CASH (c) AND OTHER ASSETS, NET OF LIABILITIES (0.20%)		1,391,020

NET ASSETS (100.00%)		$713,248,987

(a)	Non-income producing security.

(b)	Rate shown is the 7-day yield as of December 31, 2017.

(c)	At December 31, 2017, cash in the amount of $300,600 has been pledged to cover, in whole or in part, margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS

Description	Contracts Purchased	Expiration	Notional Value	Market Value	Unrealized Gain (Loss)
S&P 500 Mini Index	64	March 2018	$8,479,203	$8,563,200	$83,997

52	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

	Shares	Value
Common Stocks (98.58%)
Consumer Discretionary (12.32%)
1-800-FLOWERS.COM Inc. (a)	4,167	$44,587
Aaron’s Inc.	10,014	399,058
Abercrombie & Fitch Co. Class A	10,666	185,908
Acushnet Holdings Corp.	4,355	91,803
Adtalem Global Education Inc. (a)	9,625	404,731
AMC Entertainment Holdings Inc. Class A	8,847	133,590
American Axle & Manufacturing Holdings Inc. (a)	15,920	271,118
American Eagle Outfitters Inc.	25,769	484,447
American Outdoor Brands Corp. (a)	8,298	106,546
American Public Education Inc. (a)	2,504	62,725
America’s Car-Mart Inc. (a)	1,013	45,230
Asbury Automotive Group Inc. (a)	2,832	181,248
Ascena Retail Group Inc. (a)	28,544	67,078
Ascent Capital Group LLC Class A (a)	1,722	19,786
At Home Group Inc. (a)	612	18,599
AV Homes Inc. (a)	1,911	31,818
Barnes & Noble Education Inc. (a)	6,556	54,021
Barnes & Noble Inc.	8,873	59,449
Bassett Furniture Industries Inc.	1,671	62,830
Beasley Broadcast Group Inc. Class A	779	10,439
Beazer Homes USA Inc. (a)	5,112	98,202
Belmond Ltd. Class A (a)	14,631	179,230
Big 5 Sporting Goods Corp.	3,207	24,373
Big Lots Inc.	6,634	372,499
Biglari Holdings Inc. (a)	174	72,106
BJ’s Restaurants Inc.	3,361	122,340
Bloomin’ Brands Inc.	14,562	310,753
Bojangles’ Inc. (a)	2,807	33,123
Boot Barn Holdings Inc (a)	1,811	30,081
Boyd Gaming Corp.	13,240	464,062
Bridgepoint Education Inc. (a)	2,834	23,522
Brinker International Inc.	7,234	280,969
Buckle Inc., The	4,664	110,770
Buffalo Wild Wings Inc. (a)	2,431	380,087
Build-A-Bear Workshop Inc. (a)	2,409	22,163
Caesars Entertainment Corp. (a)	21,961	277,807
Caleres Inc.	6,825	228,501
Callaway Golf Co.	14,196	197,750
Cambium Learning Group Inc. (a)	2,353	13,365
Camping World Holdings Inc. Class A	5,106	228,391
Capella Education Co.	1,879	145,435
Career Education Corp. (a)	11,253	135,936
Carriage Services Inc.	2,465	63,375
Carrols Restaurant Group Inc. (a)	5,896	71,636
Carvana Co. (a)	2,476	47,341
Cato Corp. Class A	3,262	51,931
Cavco Industries Inc. (a)	1,397	213,182
Central European Media Enterprises Ltd. Class A (a)	13,319	61,933
Century Casinos Inc. (a)	3,348	30,567
Century Communities Inc. (a)	3,105	96,566
Cheesecake Factory Inc., The	6,719	323,721
Chegg Inc. (a)	15,159	247,395
Chico’s FAS Inc.	20,949	184,770

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Children’s Place Inc., The	2,716	$394,771
Churchill Downs Inc.	2,202	512,405
Chuy’s Holdings Inc. (a)	2,710	76,016
Citi Trends Inc.	1,989	52,629
Clarus Corp. (a)	3,234	25,387
Clear Channel Outdoor Holdings Inc. Class A	5,930	27,278
Collectors Universe Inc.	1,230	35,227
Columbia Sportswear Co.	4,721	339,345
Conn’s Inc. (a)	2,848	101,246
Container Store Group Inc., The (a)	2,620	12,419
Cooper Tire & Rubber Co.	7,959	281,351
Cooper-Standard Holdings Inc. (a)	2,672	327,320
Core-Mark Holding Company Inc.	7,142	225,544
Cracker Barrel Old Country Store Inc.	3,086	490,335
Crocs Inc. (a)	10,690	135,122
CSS Industries Inc.	1,460	40,632
Culp Inc.	1,827	61,205
Daily Journal Corp. (a)	186	42,821
Dana Inc.	23,139	740,679
Dave & Buster’s Entertainment Inc. (a)	6,581	363,074
Deckers Outdoor Corp. (a)	4,992	400,608
Del Frisco’s Restaurant Group Inc. (a)	3,745	57,111
Del Taco Restaurants Inc. (a)	5,349	64,830
Delta Apparel Inc. (a)	1,143	23,089
Denny’s Corp. (a)	10,183	134,823
Dillard’s Inc. Class A	2,153	129,288
DineEquity Inc.	2,668	135,348
Dorman Products Inc. (a)	4,392	268,527
Drive Shack Inc.	10,114	55,930
DSW Inc. Class A	10,222	218,853
Duluth Holdings Inc. (a)	1,560	27,846
E.W. Scripps Co. Class A, The (a)	9,432	147,422
El Pollo Loco Holdings Inc. (a)	3,297	32,640
Eldorado Resorts Inc. (a)	7,570	250,945
Emerald Expositions Events Inc.	2,622	53,331
Empire Resorts Inc. (a)	502	13,554
Entercom Communications Corp. Class A	20,435	220,698
Entravision Communications Corp. Class A	10,053	71,879
Eros International PLC (a)	3,821	36,873
Escalade Inc.	1,657	20,381
Ethan Allen Interiors Inc.	4,133	118,204
Express Inc. (a)	12,291	124,754
Fiesta Restaurant Group Inc. (a)	4,436	84,284
Finish Line Inc. Class A, The	6,478	94,125
Five Below Inc. (a)	8,589	569,622
Flexsteel Industries Inc.	1,226	57,352
Fogo De Chao Inc. (a)	1,510	17,516
Fossil Group Inc. (a)	7,146	55,524
Fox Factory Holding Corp. (a)	5,688	220,979
Francesca’s Holdings Corp. (a)	6,303	46,075
Fred’s Inc. Class A	5,752	23,296
FTD Companies Inc. (a)	2,962	21,297
Funko Inc. Class A (a)	1,362	9,057

See accompanying notes to financial statements.	53

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Gaia Inc. (a)	1,361	$16,876
Gannett Co. Inc.	17,720	205,375
Genesco Inc. (a)	3,121	101,433
Gentherm Inc. (a)	6,020	191,135
G-III Apparel Group Ltd. (a)	6,806	251,073
Global Eagle Entertainment Inc. (a)	7,610	17,427
GNC Holdings Inc. Class A	10,477	38,660
Golden Entertainment Inc. (a)	1,686	55,048
GoPro Inc. Class A (a)	16,810	127,252
Grand Canyon Education Inc. (a)	7,505	671,923
Gray Television Inc. (a)	10,610	177,718
Green Brick Partners Inc. (a)	3,967	44,827
Group 1 Automotive Inc.	3,075	218,233
Groupon Inc. (a)	55,181	281,423
Guess? Inc.	9,896	167,044
Habit Restaurants Inc., The Class A (a)	3,285	31,372
Hamilton Beach Brands Holding Co. Class A	1,354	34,784
Haverty Furniture Companies Inc.	3,198	72,435
Helen of Troy Ltd. (a)	4,245	409,006
Hemisphere Media Group Inc. (a)	2,547	29,418
Hibbett Sports Inc. (a)	3,492	71,237
Hooker Furniture Corp.	1,860	78,957
Horizon Global Corp. (a)	4,157	58,281
Houghton Mifflin Harcourt Co. (a)	16,819	156,417
Hovnanian Enterprises Inc. Class A (a)	19,950	66,833
HSN Inc.	304	12,266
Iconix Brand Group Inc. (a)	8,240	10,630
ILG Inc.	16,916	481,768
IMAX Corp. (a)	8,841	204,669
Inspired Entertainment Inc. (a)	651	6,380
Installed Building Products Inc. (a)	3,510	266,585
International Speedway Corp. Class A	4,042	161,074
iRobot Corp. (a)	4,303	330,040
J. Alexander’s Holdings Inc. (a)	2,203	21,369
J.C. Penney Company Inc. (a)	50,535	159,691
J.Jill Inc. (a)	1,902	14,836
Jack in the Box Inc.	4,663	457,487
Johnson Outdoors Inc. Class A	858	53,273
K12 Inc. (a)	6,203	98,628
KB Home	13,704	437,843
Kirkland’s Inc. (a)	2,458	29,410
La Quinta Holdings Inc. (a)	13,390	247,179
Lands’ End Inc. (a)	2,377	46,470
Laureate Education Inc. Class A (a)	8,565	116,141
La-Z-Boy Inc.	7,860	245,232
LCI Industries	3,879	504,270
LGI Homes Inc. (a)	2,823	211,810
Libbey Inc.	3,544	26,651
Liberty Media Corp. - Liberty Braves Class A (a)	1,490	32,855
Liberty Media Corp. - Liberty Braves Class C (a)	5,595	124,321
Liberty Tax Inc.	961	10,571
Liberty TripAdvisor Holdings Inc. Class A (a)	11,928	112,421
Lifetime Brands Inc.	1,738	28,677

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Lindblad Expeditions Holdings Inc. (a)	3,244	$31,759
Lithia Motors Inc. Class A	3,792	430,733
Loral Space & Communications Inc. (a)	2,095	92,285
Lumber Liquidators Holdings Inc. (a)	4,622	145,085
M.D.C. Holdings Inc.	7,028	224,039
M/I Homes Inc. (a)	4,030	138,632
Malibu Boats Inc. Class A (a)	3,300	98,109
Marcus Corp., The	3,045	83,281
Marine Products Corp.	913	11,632
MarineMax Inc. (a)	3,545	67,001
Marriott Vacations Worldwide Corp.	3,425	463,094
MCBC Holdings Inc. (a)	2,995	66,549
MDC Partners Inc. Class A (a)	9,470	92,333
Meredith Corp.	6,280	414,794
Meritage Homes Corp. (a)	6,272	321,126
Modine Manufacturing Co. (a)	7,757	156,691
Monarch Casino & Resort Inc. (a)	1,657	74,267
Monro Inc.	5,114	291,242
Motorcar Parts of America Inc. (a)	3,070	76,719
Movado Group Inc.	2,610	84,042
MSG Networks Inc. Class A (a)	9,763	197,701
Nathan’s Famous Inc.	487	36,769
National CineMedia Inc.	10,323	70,816
National Vision Holdings Inc. (a)	2,844	115,495
Nautilus Inc. (a)	5,036	67,231
New Home Company Inc., The (a)	2,045	25,624
New Media Investment Group Inc.	8,409	141,103
New York Times Co. Class A, The	19,916	368,446
Nexstar Media Group Inc.	7,022	549,120
Noodles & Company (a)	1,864	9,786
NutriSystem Inc.	4,664	245,326
Office Depot Inc.	83,399	295,232
Ollie’s Bargain Outlet Holdings Inc. (a)	7,737	411,995
Overstock.com Inc. (a)	2,710	173,169
Oxford Industries Inc.	2,679	201,434
Papa John’s International Inc.	4,039	226,628
Party City Holdco Inc. (a)	4,427	61,757
Penn National Gaming Inc. (a)	12,395	388,335
Perry Ellis International Inc. (a)	2,020	50,581
PetMed Express Inc.	3,201	145,646
PICO Holdings Inc.	3,845	49,216
Pier 1 Imports Inc.	13,599	56,300
Pinnacle Entertainment Inc. (a)	8,650	283,115
Planet Fitness Inc. Class A (a)	13,755	476,336
Potbelly Corp. (a)	3,870	47,601
RCI Hospitality Holdings Inc.	1,454	40,683
Reading International Inc. Class A (a)	2,699	45,073
Red Lion Hotels Corp. (a)	2,134	21,020
Red Robin Gourmet Burgers Inc. (a)	2,157	121,655
Red Rock Resorts Inc. Class A	11,140	375,864
Regis Corp. (a)	5,290	81,254
Rent-A-Center Inc.	7,035	78,089
RH (a)	3,198	275,700
Ruth’s Hospitality Group Inc.	4,829	104,548
Saga Communications Inc. Class A	599	24,230
Salem Media Group Inc.	1,745	7,853

54	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Scholastic Corp.	4,486	$179,933
Scientific Games Corp. Class A (a)	8,629	442,668
Sears Holdings Corp. (a)	1,808	6,473
SeaWorld Entertainment Inc. (a)	11,111	150,776
Sequential Brands Group Inc. (a)	6,563	11,682
Shake Shack Inc. Class A (a)	3,592	155,174
Shiloh Industries Inc. (a)	2,418	19,828
Shoe Carnival Inc.	1,812	48,471
Shutterfly Inc. (a)	5,316	264,471
Sinclair Broadcast Group Inc. Class A	11,358	429,900
Sleep Number Corp. (a)	6,214	233,584
Sonic Automotive Inc.	3,683	67,951
Sonic Corp.	5,990	164,605
Sotheby’s (a)	6,026	310,942
Speedway Motorsports Inc.	1,878	35,438
Sportsman’s Warehouse Holdings Inc. (a)	5,915	39,098
Standard Motor Products Inc.	3,534	158,712
Steven Madden Ltd. (a)	9,263	432,582
Stoneridge Inc. (a)	4,490	102,641
Strayer Education Inc.	1,651	147,897
Sturm, Ruger & Company Inc.	2,600	145,210
Superior Industries International Inc.	4,130	61,331
Superior Uniform Group Inc.	1,315	35,124
Tailored Brands Inc.	8,146	177,827
Taylor Morrison Home Corp. Class A (a)	12,656	309,692
Tenneco Inc.	7,861	460,183
Texas Roadhouse Inc. Class A	10,603	558,566
Tile Shop Holdings Inc., The	6,070	58,272
Tilly’s Inc. Class A	1,793	26,465
Time Inc.	15,744	290,477
TopBuild Corp. (a)	5,631	426,492
Tower International Inc.	2,901	88,626
Townsquare Media Inc. (a)	1,286	9,876
TRI Pointe Group Inc. (a)	23,691	424,543
tronc Inc. (a)	3,237	56,939
Unifi Inc. (a)	2,639	94,661
Universal Electronics Inc. (a)	2,348	110,943
Vera Bradley Inc. (a)	3,472	42,289
Vista Outdoor Inc. (a)	9,306	135,588
Vitamin Shoppe Inc. (a)	4,009	17,640
VOXX International Corp. (a)	3,191	17,870
Weight Watchers International Inc. (a)	4,388	194,301
Weyco Group Inc.	1,071	31,830
WideOpenWest Inc. (a)	3,194	33,761
William Lyon Homes Class A (a)	3,946	114,750
Wingstop Inc.	4,790	186,714
Winmark Corp.	371	48,007
Winnebago Industries Inc.	5,126	285,006
Wolverine World Wide Inc.	14,750	470,230
World Wrestling Entertainment Inc.	6,296	192,532
Zagg Inc. (a)	4,647	85,737
Zoe’s Kitchen Inc. (a)	3,209	53,654
Zumiez Inc. (a)	2,961	61,663

		41,940,263

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (2.74%)
Alico Inc.	625	$18,435
Amplify Snack Brands Inc. (a)	4,817	57,852
Andersons Inc., The	4,435	138,150
B&G Foods Inc. Class A	10,377	364,752
Bob Evans Farms Inc.	3,220	253,800
Boston Beer Co. Inc. (a)	1,356	259,132
Calavo Growers Inc.	2,550	215,220
Cal-Maine Foods Inc. (a)	4,522	201,003
Castle Brands Inc. (a)	14,031	17,118
Central Garden & Pet Co. (a)	1,546	60,170
Central Garden & Pet Co. Class A (a)	5,648	212,986
Chefs’ Warehouse Inc., The (a)	3,105	63,653
Coca-Cola Bottling Co. Consolidated	733	157,786
Craft Brew Alliance Inc. (a)	2,290	43,968
Darling Ingredients Inc. (a)	26,097	473,139
Dean Foods Co.	14,826	171,389
e.l.f. Beauty Inc. (a)	3,365	75,073
Farmer Brothers Co. (a)	1,256	40,380
Fresh Del Monte Produce Inc.	5,025	239,542
Freshpet Inc. (a)	3,797	71,953
Hostess Brands Inc. (a)	13,015	192,752
HRG Group Inc. (a)	19,244	326,186
Ingles Markets Inc. Class A	2,296	79,442
Inter Parfums Inc.	2,878	125,049
J&J Snack Foods Corp.	2,365	359,078
John B. Sanfilippo & Son Inc.	1,451	91,776
Lancaster Colony Corp.	2,977	384,658
Landec Corp. (a)	4,484	56,498
Lifeway Foods Inc. (a)	853	6,824
Limoneira Co.	1,908	42,739
Medifast Inc.	1,660	115,885
MGP Ingredients Inc.	2,070	159,142
National Beverage Corp.	1,935	188,546
Natural Grocers by Vitamin Cottage Inc. (a)	1,513	13,511
Natural Health Trends Corp.	1,276	19,382
Nature’s Sunshine Products Inc.	1,753	20,247
Oil-Dri Corporation of America	848	35,192
Orchids Paper Products Co.	1,513	19,366
Performance Food Group Co. (a)	14,371	475,680
PriceSmart Inc.	3,584	308,582
Primo Water Corp. (a)	4,111	51,675
Revlon Inc. Class A (a)	1,977	43,099
Sanderson Farms Inc.	3,221	447,010
Seneca Foods Corp. Class A (a)	1,104	33,948
Smart & Final Stores Inc. (a)	3,872	33,106
Snyder’s-Lance Inc.	13,694	685,796
SpartanNash Co.	6,079	162,188
SUPERVALU Inc. (a)	5,876	126,922
Tootsie Roll Industries Inc.	2,753	100,209
Turning Point Brands Inc.	983	20,771
United Natural Foods Inc. (a)	8,022	395,244
Universal Corp.	4,024	211,260
USANA Health Sciences Inc. (a)	1,892	140,103
Vector Group Ltd.	15,582	348,725
Village Super Market Inc. Class A	1,134	26,003

See accompanying notes to financial statements.	55

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
WD-40 Co.	2,246	$265,028
Weis Markets Inc.	1,594	65,976

		9,313,099

Energy (3.93%)
Abraxas Petroleum Corp. (a)	24,841	61,109
Adams Resources & Energy Inc.	325	14,138
Approach Resources Inc. (a)	6,960	20,602
Arch Coal Inc. Class A	3,040	283,206
Archrock Inc.	11,716	123,017
Ardmore Shipping Corp. (a)	4,945	39,560
Basic Energy Services Inc. (a)	2,825	66,303
Bill Barrett Corp. (a)	12,370	63,458
Bonanza Creek Energy Inc. (a)	3,299	91,019
Bristow Group Inc.	4,856	65,410
C&J Energy Services Inc. (a)	7,543	252,464
California Resources Corp. (a)	6,999	136,061
Callon Petroleum Co. (a)	32,881	399,504
CARBO Ceramics Inc. (a)	3,906	39,763
Carrizo Oil & Gas Inc. (a)	12,256	260,808
Clean Energy Fuels Corp. (a)	22,134	44,932
Cloud Peak Energy Inc. (a)	12,068	53,703
Contango Oil & Gas Co. (a)	3,797	17,884
CVR Energy Inc.	2,607	97,085
Delek US Holdings Inc.	12,353	431,614
Denbury Resources Inc. (a)	64,845	143,307
DHT Holdings Inc.	12,762	45,816
Diamond Offshore Drilling Inc. (a)	10,529	195,734
Dorian LPG Ltd. (a)	3,224	26,503
Dril-Quip Inc. (a)	6,166	294,118
Earthstone Energy Inc. Class A (a)	4,015	42,679
Eclipse Resources Corp. (a)	14,180	34,032
Energy XXI Gulf Coast Inc. (a)	4,858	27,885
Ensco PLC Class A	66,786	394,705
EP Energy Corp. Class A (a)	6,343	14,969
Era Group Inc. (a)	3,256	35,002
Evolution Petroleum Corp.	4,232	28,989
Exterran Corp. (a)	5,164	162,356
Fairmount Santrol Holdings Inc. (a)	25,277	132,199
Forum Energy Technologies Inc. (a)	12,191	189,570
Frank’s International NV	8,057	53,579
Frontline Ltd.	12,493	57,343
GasLog Ltd.	6,732	149,787
Gastar Exploration Inc. (a)	28,639	30,071
Gener8 Maritime Inc. (a)	7,672	50,789
Geospace Technologies Corp. (a)	2,059	26,705
Golar LNG Ltd.	15,593	464,827
Green Plains Inc.	6,213	104,689
Gulf Island Fabrication Inc.	2,158	28,971
Halcon Resources Corp. (a)	20,395	154,390
Hallador Energy Co.	2,493	15,182
Helix Energy Solutions Group Inc. (a)	22,240	167,690
Independence Contract Drilling Inc. (a)	4,876	19,406
International Seaways Inc. (a)	4,758	87,833
Isramco Inc. (a)	144	15,070
Jagged Peak Energy Inc. (a)	9,055	142,888

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Jones Energy Inc. Class A (a)	7,763	$8,539
Keane Group Inc. (a)	5,850	111,209
Key Energy Services Inc. (a)	1,659	19,560
Lilis Energy Inc. (a)	6,885	35,182
Mammoth Energy Services Inc. (a)	1,137	22,319
Matador Resources Co. (a)	15,043	468,289
Matrix Service Co. (a)	4,331	77,092
McDermott International Inc. (a)	46,061	303,081
Midstates Petroleum Company Inc. (a)	1,904	31,568
NACCO Industries Inc. Class A	677	25,489
Natural Gas Services Group (a)	2,128	55,754
Navios Maritime Acquisition Corp.	13,865	15,390
NCS Multistage Holdings Inc. (a)	1,799	26,517
Newpark Resources Inc. (a)	13,750	118,250
Noble Corp. PLC (a)	39,686	179,381
Nordic American Tankers Ltd.	16,328	40,167
Oasis Petroleum Inc. (a)	37,462	315,055
Oil States International Inc. (a)	8,061	228,126
Overseas Shipholding Group Inc. Class A (a)	6,832	18,720
Pacific Ethanol Inc. (a)	6,693	30,453
Panhandle Oil & Gas Inc.	2,721	55,917
Par Pacific Holdings Inc. (a)	5,212	100,487
Parker Drilling Co. (a)	20,082	20,082
PDC Energy Inc. (a)	10,312	531,480
Peabody Energy Corp. (a)	10,599	417,283
Penn Virginia Corp. (a)	2,345	91,713
PHI Inc. (a)	2,033	23,522
Pioneer Energy Services Corp. (a)	12,059	36,780
ProPetro Holding Corp. (a)	8,772	176,844
Ranger Energy Services Inc. (a)	812	7,495
Renewable Energy Group Inc. (a)	6,218	73,372
Resolute Energy Corp. (a)	3,540	111,404
REX American Resources Corp. (a)	984	81,465
RigNet Inc. (a)	2,020	30,199
Ring Energy Inc. (a)	8,178	113,674
Rowan Companies PLC Class A (a)	19,019	297,838
Sanchez Energy Corp. (a)	8,564	45,475
SandRidge Energy Inc. (a)	5,726	120,647
Scorpio Tankers Inc.	36,609	111,657
SEACOR Holdings Inc. (a)	2,641	122,067
SEACOR Marine Holdings Inc. (a)	2,655	31,064
Select Energy Services Inc. Class A (a)	4,022	73,361
SemGroup Corp. Class A	10,549	318,580
Ship Finance International Ltd.	9,828	152,334
SilverBow Resources Inc. (a)	1,168	34,713
Smart Sand Inc. (a)	3,545	30,700
Solaris Oilfield Infrastructure Inc. Class A (a)	2,449	52,433
SRC Energy Inc. (a)	38,036	324,447
Stone Energy Corp. (a)	3,179	102,237
Superior Energy Services Inc. (a)	24,748	238,323
Teekay Corp.	8,555	79,733
Teekay Tankers Ltd. Class A	26,525	37,135
Tellurian Inc. (a)	8,994	87,602
TETRA Technologies Inc. (a)	17,541	74,900

56	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Ultra Petroleum Corp. (a)	31,751	$287,664
Unit Corp. (a)	8,340	183,480
Uranium Energy Corp. (a)	22,000	38,940
US Silica Holdings Inc.	12,919	420,643
W&T Offshore Inc. (a)	15,408	51,000
Westmoreland Coal Co. (a)	2,805	3,394
WildHorse Resource Development Corp. (a)	7,413	136,473
Willbros Group Inc. (a)	6,950	9,869

		13,367,291

Financials (17.53%)
1st Source Corp.	2,635	130,289
Access National Corp.	2,404	66,927
ACNB Corp.	927	27,393
AG Mortgage Investment Trust Inc.	4,639	88,187
Allegiance Bancshares Inc. (a)	1,778	66,942
Ambac Financial Group Inc. (a)	7,316	116,910
American Equity Investment Life Holding Co.	13,457	413,534
American National Bankshares Inc.	1,465	56,110
Ameris Bancorp	5,899	284,332
Amerisafe Inc.	2,934	180,734
Ames National Corp.	1,401	39,018
AmTrust Financial Services Inc.	13,879	139,762
Anworth Mortgage Asset Corp.	15,974	86,899
Apollo Commercial Real Estate Finance Inc.	16,577	305,846
Ares Commercial Real Estate Corp.	4,511	58,192
Argo Group International Holdings Ltd.	4,733	291,789
Arlington Asset Investment Corp. Class A	3,748	44,151
ARMOUR Residential REIT Inc.	6,169	158,667
Arrow Financial Corp.	2,015	68,409
Artisan Partners Asset Management Inc. Class A	7,276	287,402
Associated Capital Group Inc. Class A	770	26,257
Atlantic Capital Bankshares Inc. (a)	3,397	59,787
Atlas Financial Holdings Inc. (a)	1,822	37,442
B. Riley Financial Inc.	3,230	58,463
Baldwin & Lyons Inc.	1,564	37,458
Banc of California Inc.	7,130	147,235
BancFirst Corp.	2,718	139,026
Banco Latinoamericano de Comercio Exterior SA	5,060	136,114
Bancorp Inc., The (a)	8,362	82,617
BancorpSouth Bank	12,958	407,529
Bank Mutual Corp.	6,803	72,452
Bank of Commerce Holdings	2,460	28,290
Bank of Marin Bancorp	946	64,328
Bank of N.T. Butterfield & Son Ltd., The	8,721	316,485
BankFinancial Corp.	2,623	40,237
Bankwell Financial Group Inc.	917	31,490
Banner Corp.	5,354	295,112

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Bar Harbor Bankshares	2,445	$66,039
BCB Bancorp Inc.	1,507	21,852
Bear State Financial Inc.	2,868	29,340
Beneficial Bancorp Inc.	11,570	190,327
Berkshire Hills Bancorp Inc.	6,154	225,236
Blue Capital Reinsurance Holdings Ltd.	940	11,327
Blue Hills Bancorp Inc.	4,173	83,877
BofI Holding Inc. (a)	9,780	292,422
Boston Private Financial Holdings Inc.	13,587	209,919
Bridge Bancorp Inc.	3,065	107,275
Brookline Bancorp Inc.	12,201	191,556
Bryn Mawr Bank Corp.	2,808	124,114
BSB Bancorp Inc. (a)	1,277	37,352
Byline Bancorp Inc. (a)	748	17,182
C&F Financial Corp.	505	29,290
Cadence BanCorporation (a)	2,506	67,963
Camden National Corp.	2,491	104,946
Cannae Holdings Inc. (a)	9,679	164,833
Capital City Bank Group Inc.	1,774	40,696
Capitol Federal Financial Inc.	19,533	261,938
Capstar Financial Holdings Inc. (a)	1,391	28,891
Capstead Mortgage Corp.	15,841	137,025
Carolina Financial Corp.	2,672	99,265
Cathay General Bancorp	12,252	516,667
CBTX Inc.	383	11,360
CenterState Bank Corp.	8,753	225,215
Central Pacific Financial Corp.	4,510	134,533
Central Valley Community Bancorp	1,353	27,304
Century Bancorp Inc. Class A	507	39,673
Charter Financial Corp.	2,031	35,624
Chemical Financial Corp.	11,322	605,388
Chemung Financial Corp.	478	22,992
Cherry Hill Mortgage Investment Corp.	2,191	39,416
Citizens & Northern Corp.	2,103	50,472
Citizens Inc. (a)	8,028	59,006
City Holding Co.	2,466	166,381
Civista Bancshares Inc.	1,586	34,892
Clifton Bancorp Inc.	3,713	63,492
CNB Financial Corp.	2,471	64,839
CNO Financial Group Inc.	26,870	663,420
CoBiz Financial Inc.	6,086	121,659
Codorus Valley Bancorp Inc.	1,320	36,340
Cohen & Steers Inc.	3,439	162,630
Columbia Banking System Inc.	11,734	509,725
Commerce Union Bancshares Inc.	1,103	28,281
Community Bank System Inc.	7,988	429,355
Community Bankers Trust Corp. (a)	3,424	27,906
Community Financial Corp., The	631	24,167
Community Trust Bancorp Inc.	2,596	122,272
ConnectOne Bancorp Inc.	4,721	121,566
County Bancorp Inc.	714	21,249
Cowen Inc. (a)	4,175	56,989
Crawford & Co. Class B	2,133	20,519
Customers Bancorp Inc. (a)	4,606	119,710
CVB Financial Corp.	16,758	394,818
CYS Investments Inc.	25,199	202,348

See accompanying notes to financial statements.	57

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Diamond Hill Investment Group	504	$104,157
Dime Community Bancshares	5,098	106,803
DNB Financial Corp.	490	16,513
Donegal Group Inc.	1,325	22,923
Donnelley Financial Solutions Inc. (a)	5,199	101,329
Dynex Capital Inc.	7,751	54,335
Eagle Bancorp Inc. (a)	4,938	285,910
eHealth Inc. (a)	2,385	41,427
Elevate Credit Inc. (a)	2,342	17,635
Ellington Residential Mortgage REIT	1,525	18,361
EMC Insurance Group Inc.	1,570	45,043
Employers Holdings Inc.	5,173	229,681
Encore Capital Group Inc. (a)	3,973	167,263
Enova International Inc. (a)	5,365	81,548
Enstar Group Ltd. (a)	1,763	353,922
Entegra Financial Corp. (a)	1,049	30,683
Enterprise Bancorp Inc.	1,586	54,003
Enterprise Financial Services Corp.	3,654	164,978
Equity Bancshares Inc. Class A (a)	1,733	61,366
ESSA Bancorp Inc.	1,222	19,149
Essent Group Ltd. (a)	12,979	563,548
Evans Bancorp Inc.	739	30,964
Evercore Inc. Class A	6,138	552,420
EZCORP Inc. Class A (a)	8,247	100,613
Farmers & Merchants Bancorp Inc.	1,388	56,630
Farmers Capital Bank Corp.	1,218	46,893
Farmers National Banc Corp.	3,799	56,035
FB Financial Corp. (a)	1,893	79,487
FBL Financial Group Inc. Class A	1,643	114,435
FCB Financial Holdings Inc. Class A (a)	5,736	291,389
Federal Agricultural Mortgage Corp. Class C	1,454	113,761
Federated National Holding Co.	2,068	34,267
Fidelity Southern Corp.	3,307	72,093
Financial Engines Inc.	9,506	288,032
Financial Institutions Inc.	2,360	73,396
First BanCorp (a)	29,576	150,838
First Bancorp (North Carolina)	4,622	163,203
First Bancorp Inc.	1,619	44,085
First Bancshares Inc., The	1,360	46,512
First Busey Corp.	6,087	182,245
First Business Financial Services Inc.	1,316	29,110
First Citizens BancShares Inc. Class A	1,180	475,540
First Commonwealth Financial Corp.	15,726	225,196
First Community Bancshares Inc.	2,542	73,032
First Connecticut Bancorp Inc.	2,391	62,525
First Defiance Financial Corp.	1,606	83,464
First Financial Bancorp	10,031	264,317
First Financial Bankshares Inc.	10,317	464,781
First Financial Corp. Indiana	1,760	79,816
First Financial Northwest Inc.	1,367	21,202
First Foundation Inc. (a)	4,294	79,611
First Guaranty Bancshares Inc.	671	16,775
First Internet Bancorp	1,117	42,614
First Interstate BancSystem Inc.	4,174	167,169
First Merchants Corp.	6,699	281,760

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
First Mid-Illinois Bancshares Inc.	1,632	$62,897
First Midwest Bancorp Inc.	16,595	398,446
First Northwest Bancorp (a)	1,746	28,460
First of Long Island Corp., The	3,788	107,958
FirstCash Inc.	7,423	500,681
Flagstar Bancorp Inc. (a)	3,450	129,099
Flushing Financial Corp.	4,577	125,868
FNB Bancorp	835	30,469
Franklin Financial Network Inc. (a)	1,928	65,745
Fulton Financial Corp.	26,865	480,884
Gain Capital Holdings Inc.	6,022	60,220
GAMCO Investors Inc.	766	22,712
Genworth Financial Inc. Class A (a)	80,676	250,902
German American Bancorp Inc.	3,586	126,693
Glacier Bancorp Inc.	12,506	492,611
Global Indemnity Ltd. (a)	1,355	56,937
Granite Point Mortgage Trust Inc.	6,950	123,293
Great Ajax Corp.	2,858	39,498
Great Southern Bancorp Inc.	1,742	89,974
Great Western Bancorp Inc.	9,643	383,791
Green Bancorp Inc. (a)	3,305	67,092
Green Dot Corp. Class A (a)	7,432	447,852
Greene County Bancorp Inc.	388	12,649
Greenhill & Co. Inc.	3,604	70,278
Greenlight Capital Re Ltd. Class A (a)	4,947	99,435
Guaranty Bancorp	3,805	105,208
Guaranty Bancshares Inc.	329	10,084
Hallmark Financial Services Inc. (a)	2,453	25,585
Hamilton Lane Inc. Class A	2,318	82,034
Hancock Holding Co.	13,458	666,171
Hanmi Financial Corp.	5,153	156,394
Hannon Armstrong Sustainable Infrastructure Capital Inc.	8,032	193,250
HarborOne Bancorp Inc. (a)	2,434	46,635
HCI Group Inc.	1,317	39,378
Health Insurance Innovations Inc. Class A (a)	1,825	45,534
Heartland Financial USA Inc.	3,986	213,849
Heritage Commerce Corp.	5,857	89,729
Heritage Financial Corp.	4,975	153,230
Heritage Insurance Holdings Inc.	3,298	59,430
Hilltop Holdings Inc.	11,452	290,079
Hingham Institution for Savings	202	41,814
Home Bancorp Inc.	875	37,818
Home Bancshares Inc.	25,115	583,924
HomeStreet Inc. (a)	4,056	117,421
HomeTrust Bancshares Inc. (a)	2,837	73,053
Hope Bancorp Inc.	21,120	385,440
Horace Mann Educators Corp.	6,389	281,755
Horizon Bancorp	3,453	95,993
Houlihan Lokey Inc.	4,341	197,212
Howard Bancorp Inc. (a)	1,411	31,042
IBERIABANK Corp.	7,952	616,280
Impac Mortgage Holdings Inc. (a)	1,386	14,082
Independence Holding Co.	816	22,399
Independent Bank Corp.	4,382	306,083

58	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Independent Bank Corp. (Michigan)	3,613	$80,751
Independent Bank Group Inc.	2,871	194,080
Infinity Property & Casualty Corp.	1,728	183,168
International Bancshares Corp.	8,904	353,489
INTL FCStone Inc. (a)	2,465	104,836
Invesco Mortgage Capital	18,539	330,550
Investar Holding Corp.	1,325	31,933
Investment Technology Group Inc.	5,564	107,107
Investors Bancorp Inc.	41,423	574,951
Investors Title Co.	227	45,025
James River Group Holdings Ltd.	3,749	149,997
Kearny Financial Corp.	11,126	160,771
Kemper Corp.	6,244	430,212
Kingstone Companies Inc.	1,471	27,655
Kinsale Capital Group Inc.	2,360	106,200
KKR Real Estate Finance Trust Inc.	1,713	34,277
Ladder Capital Corp.	11,651	158,803
Ladenburg Thalmann Financial Services Inc.	17,002	53,726
Lakeland Bancorp Inc.	7,273	140,005
Lakeland Financial Corp.	3,985	193,233
LCNB Corp.	1,299	26,565
LegacyTexas Financial Group Inc.	7,683	324,299
LendingClub Corp. (a)	51,831	214,062
LendingTree Inc. (a)	1,038	353,387
Live Oak Bancshares Inc.	3,581	85,407
Macatawa Bank Corp.	4,121	41,210
Maiden Holdings Ltd.	10,151	66,997
MainSource Financial Group Inc.	4,007	145,494
Malvern Bancorp Inc. (a)	1,026	26,881
Marlin Business Services Corp.	1,319	29,546
MB Financial Inc.	12,919	575,154
MBIA Inc. (a)	14,022	102,641
MBT Financial Corp.	2,828	29,977
Medley Management Inc. Class A	1,008	6,552
Mercantile Bank Corp.	2,644	93,518
Merchants Bancorp	674	13,264
Meridian Bancorp Inc.	7,189	148,093
Meta Financial Group Inc.	1,456	134,898
Metropolitan Bank Holding Corp. (a)	420	17,682
MGIC Investment Corp. (a)	59,302	836,751
Middlefield Banc Corp.	421	20,292
Midland States Bancorp Inc.	2,484	80,680
MidSouth Bancorp Inc.	2,223	29,455
MidWestOne Financial Group Inc.	1,807	60,589
Moelis & Co.	4,968	240,948
MTGE Investment Corp.	7,684	142,154
MutualFirst Financial Inc.	809	31,187
National Bank Holdings Corp. Class A	4,030	130,693
National Bankshares Inc.	1,186	53,904
National Commerce Corp. (a)	1,712	68,908
National General Holdings Corp.	7,512	147,536
National Western Life Group Inc. Class A	368	121,815
Nationstar Mortgage Holdings Inc. (a)	4,793	88,671
Navigators Group Inc., The	3,357	163,486
NBT Bancorp Inc.	6,544	240,819

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Nelnet Inc. Class A	3,033	$166,148
New York Mortgage Trust Inc.	19,290	119,019
NI Holdings Inc. (a)	1,678	28,492
Nicolet Bankshares Inc. (a)	1,458	79,811
NMI Holdings Inc. Class A (a)	9,279	157,743
Northeast Bancorp	992	22,965
Northfield Bancorp Inc.	7,062	120,619
Northrim BanCorp Inc.	1,050	35,543
Northwest Bancshares Inc.	15,424	258,044
Norwood Financial Corp.	913	30,129
OceanFirst Financial Corp.	5,106	134,033
Ocwen Financial Corp. (a)	17,237	53,952
OFG Bancorp	7,286	68,488
Ohio Valley Banc Corp.	644	26,018
Old Line Bancshares Inc.	1,298	38,213
Old National Bancorp	21,880	381,806
Old Point Financial Corp.	570	16,958
Old Second Bancorp Inc.	4,807	65,616
OM Asset Management PLC	11,668	195,439
On Deck Capital Inc. (a)	7,800	44,772
Oppenheimer Holdings Inc. Class A	1,622	43,470
Opus Bank (a)	3,379	92,247
Orchid Island Capital Inc.	6,699	62,167
Oritani Financial Corp.	6,491	106,452
Orrstown Financial Services Inc.	1,094	27,624
Owens Realty Mortgage Inc.	1,575	25,216
Pacific Mercantile Bancorp (a)	2,339	20,466
Pacific Premier Bancorp Inc. (a)	6,378	255,120
Paragon Commercial Corp. (a)	682	36,289
Park National Corp.	2,193	228,072
Parke Bancorp Inc.	914	18,783
PCSB Financial Corp. (a)	2,945	56,102
Peapack-Gladstone Financial Corp.	2,618	91,682
Penns Woods Bancorp Inc.	803	37,404
PennyMac Financial Services Inc. Class A (a)	2,351	52,545
PennyMac Mortgage Investment Trust	8,637	138,797
Peoples Bancorp Inc.	2,697	87,976
Peoples Bancorp of North Carolina Inc.	740	22,720
Peoples Financial Services Corp.	1,148	53,474
People’s Utah Bancorp	2,076	62,903
PHH Corp. (a)	4,419	45,516
Piper Jaffray Companies Inc.	2,210	190,613
PJT Partners Inc. Class A	2,902	132,331
PRA Group Inc. (a)	7,087	235,288
Preferred Bank	2,115	124,320
Premier Financial Bancorp Inc.	1,439	28,895
Primerica Inc.	7,121	723,138
Provident Bancorp Inc. (a)	658	17,404
Provident Financial Holdings Inc.	1,004	18,474
Provident Financial Services Inc.	10,152	273,799
Prudential Bancorp Inc.	1,270	22,352
Pzena Investment Management Inc. Class A	2,576	27,486
QCR Holdings Inc.	1,906	81,672
Radian Group Inc.	34,641	713,951
RBB Bancorp	427	11,687

See accompanying notes to financial statements.	59

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Redwood Trust Inc.	12,726	$188,599
Regional Management Corp. (a)	1,843	48,489
Renasant Corp.	6,930	283,368
Republic Bancorp Inc. Class A	1,659	63,075
Republic First Bancorp Inc. (a)	7,896	66,721
Resource Capital Corp.	5,059	47,403
Riverview Bancorp Inc.	3,056	26,496
RLI Corp.	6,261	379,792
S&T Bancorp Inc.	5,501	218,995
Safeguard Scientifics Inc. (a)	3,262	36,534
Safety Insurance Group Inc.	2,418	194,407
Sandy Spring Bancorp Inc.	3,902	152,256
Seacoast Banking Corporation of Florida (a)	6,507	164,041
Selective Insurance Group Inc.	9,162	537,809
ServisFirst Bancshares Inc.	7,616	316,064
Shore Bancshares Inc.	1,949	32,548
SI Financial Group Inc.	1,654	24,314
Sierra Bancorp	2,017	53,572
Silvercrest Asset Management Group Inc. Class A	1,050	16,853
Simmons First National Corp.	6,152	351,279
SmartFinancial Inc. (a)	1,146	24,868
South State Corp.	5,868	511,396
Southern First Bancshares Inc. (a)	907	37,414
Southern Missouri Bancorp Inc.	897	33,718
Southern National Bancorp of Virginia Inc.	2,909	46,631
Southside Bancshares Inc.	4,508	151,829
State Auto Financial Corp.	2,767	80,575
State Bank Financial Corp.	5,892	175,817
Sterling Bancorp	34,531	849,463
Stewart Information Services Corp.	3,452	146,020
Stifel Financial Corp.	10,648	634,195
Stock Yards Bancorp Inc.	3,640	137,228
Summit Financial Group Inc.	1,755	46,192
Sun Bancorp Inc.	1,715	41,675
Sunshine Bancorp Inc. (a)	1,190	27,299
Sutherland Asset Management Corp.	2,800	42,420
Territorial Bancorp Inc.	1,261	38,927
Texas Capital Bancshares Inc. (a)	7,960	707,644
Third Point Reinsurance Ltd. (a)	13,667	200,222
Timberland Bancorp Inc.	982	26,072
Tiptree Inc.	4,735	28,173
Tompkins Financial Corp.	2,444	198,819
TowneBank	9,196	282,777
TPG RE Finance Trust Inc.	1,496	28,499
Trico Bancshares	3,399	128,686
Tristate Capital Holdings Inc. (a)	3,684	84,732
Triumph Bancorp Inc. (a)	2,823	88,925
Trupanion Inc. (a)	3,667	107,333
Trustco Bank Corp. NY	15,315	140,898
Trustmark Corp.	10,983	349,918
Two River Bancorp	1,146	20,777
UMB Financial Corp.	7,144	513,796
Umpqua Holdings Corp.	34,942	726,794
Union Bankshares Corp.	7,026	254,130

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Union Bankshares Inc.	589	$31,188
United Bankshares Inc.	15,878	551,761
United Community Banks Inc.	11,519	324,145
United Community Financial Corp.	7,542	68,858
United Financial Bancorp Inc.	8,238	145,318
United Fire Group Inc.	3,400	154,972
United Insurance Holdings Corp.	2,848	49,128
United Security Bancshares	2,059	22,649
Unity Bancorp Inc.	1,215	23,996
Universal Insurance Holdings Inc.	5,186	141,837
Univest Corp. of Pennsylvania	4,423	124,065
Valley National Bancorp	42,010	471,352
Veritex Holdings Inc. (a)	2,328	64,230
Virtu Financial Inc. Class A	4,138	75,725
Virtus Investment Partners Inc.	1,092	125,635
Waddell & Reed Financial Inc. Class A	13,071	292,006
Walker & Dunlop Inc. (a)	4,558	216,505
Washington Federal Inc.	13,797	472,547
Washington Trust Bancorp Inc.	2,424	129,078
WashingtonFirst Bankshares Inc.	1,584	54,268
Waterstone Financial Inc.	4,337	73,946
WesBanco Inc.	6,837	277,924
West Bancorporation	2,667	67,075
Westamerica Bancorporation	4,110	244,751
Western Asset Mortgage Capital Corp.	6,956	69,212
Western New England Bancorp Inc.	4,419	48,167
Westwood Holdings Group Inc.	1,333	88,258
Wintrust Financial Corp.	8,767	722,138
WisdomTree Investments Inc.	18,060	226,653
WMIH Corp. (a)	33,065	28,075
World Acceptance Corp. (a)	882	71,195
WSFS Financial Corp.	4,772	228,340
Xenith Bankshares Inc. (a)	842	28,485

		59,649,311

Health Care (15.15%)
AAC Holdings Inc. (a)	1,632	14,688
Abaxis Inc.	3,401	168,410
Abeona Therapeutics Inc. (a)	4,595	72,831
Accelerate Diagnostics Inc. (a)	4,228	110,774
Acceleron Pharma Inc. (a)	5,921	251,287
Accuray Inc. (a)	12,960	55,728
Aceto Corp.	4,780	49,377
Achaogen Inc. (a)	5,460	58,640
Achillion Pharmaceuticals Inc. (a)	19,565	56,347
Aclaris Therapeutics Inc. (a)	3,641	89,787
Acorda Therapeutics Inc. (a)	7,140	153,153
Adamas Pharmaceuticals Inc. (a)	2,278	77,201
Addus HomeCare Corp. (a)	1,220	42,456
Aduro Biotech Inc. (a)	6,615	49,613
Advaxis Inc. (a)	6,329	17,974
Aerie Pharmaceuticals Inc. (a)	5,303	316,854
Agenus Inc. (a)	12,282	40,039
Aileron Therapeutics Inc. (a)	759	8,000
Aimmune Therapeutics Inc. (a)	5,712	216,028

60	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Akcea Therapeutics Inc. (a)	2,372	$41,178
Akebia Therapeutics Inc. (a)	7,192	106,945
Alder Biopharmaceuticals Inc. (a)	10,002	114,523
Allena Pharmaceuticals Inc. (a)	802	8,068
Allscripts Healthcare Solutions Inc. (a)	29,530	429,662
Almost Family Inc. (a)	2,075	114,851
AMAG Pharmaceuticals Inc. (a)	5,797	76,810
Amedisys Inc. (a)	4,647	244,943
American Renal Associates Holdings Inc. (a)	1,439	25,039
Amicus Therapeutics Inc. (a)	26,586	382,573
AMN Healthcare Services Inc. (a)	7,461	367,454
Amphastar Pharmaceuticals Inc. (a)	5,857	112,689
Analogic Corp.	2,073	173,614
AnaptysBio Inc. (a)	2,853	287,354
Anavex Life Sciences Corp. (a)	5,360	17,259
Angiodynamics Inc. (a)	5,917	98,400
ANI Pharmaceuticals Inc. (a)	1,342	86,492
Anika Therapeutics Inc. (a)	2,366	127,551
Antares Pharma Inc. (a)	23,245	46,258
Apellis Pharmaceuticals Inc. (a)	1,634	35,458
Aratana Therapeutics Inc. (a)	6,581	34,616
Ardelyx Inc. (a)	5,362	35,389
Arena Pharmaceuticals Inc. (a)	6,276	213,196
Array Biopharma Inc. (a)	31,708	405,862
Assembly Biosciences Inc. (a)	2,563	115,976
Asterias Biotherapeutics (a)	3,503	7,882
Atara Biotherapeutics Inc. (a)	4,565	82,627
Athenex Inc. (a)	1,032	16,409
Athersys Inc. (a)	16,463	29,798
AtriCure Inc. (a)	5,146	93,863
Atrion Corp.	233	146,930
Audentes Therapeutics Inc. (a)	2,463	76,969
AveXis Inc. (a)	3,996	442,237
AxoGen Inc. (a)	4,423	125,171
Axovant Sciences Ltd. (a)	5,333	28,105
Bellicum Pharmaceutical Inc. (a)	4,413	37,113
BioCryst Pharmaceuticals Inc. (a)	15,235	74,804
Biohaven Pharmaceutical Holding Company Ltd. (a)	1,632	44,031
BioScrip Inc. (a)	17,839	51,911
BioSpecifics Technologies Corp. (a)	954	41,337
BioTelemetry Inc. (a)	4,958	148,244
BioTime Inc. (a)	10,940	23,521
Bluebird Bio Inc. (a)	7,814	1,391,673
Blueprint Medicines Corp. (a)	6,792	512,185
Calithera Biosciences Inc. (a)	4,967	41,474
Calyxt Inc. (a)	1,269	27,956
Cambrex Corp. (a)	5,264	252,672
Cantel Medical Corp.	5,873	604,156
Capital Senior Living Corp. (a)	4,049	54,621
Cara Therapeutics Inc. (a)	4,357	53,330
Cardiovascular Systems Inc. (a)	5,019	118,900
Cascadian Therapeutics Inc. (a)	5,458	20,195
Castlight Health Inc. Class B (a)	10,392	38,970
Catalent Inc. (a)	21,305	875,209
Catalyst Pharmaceuticals Inc. (a)	11,532	45,090

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Celcuity Inc. (a)	605	$11,465
Celldex Therapeutics Inc. (a)	19,611	55,695
Cerus Corp. (a)	16,636	56,230
Chemed Corp.	2,501	607,793
ChemoCentryx Inc. (a)	3,444	20,492
Chimerix Inc. (a)	7,277	33,693
Civitas Solutions Inc. (a)	2,482	42,442
Clearside Biomedical Inc. (a)	3,345	23,415
Clovis Oncology Inc. (a)	7,047	479,196
Coherus Biosciences Inc. (a)	6,227	54,798
Collegium Pharmaceutical Inc. (a)	4,288	79,156
Community Health Systems Inc. (a)	15,514	66,090
Computer Programs & Systems Inc.	1,814	54,511
Conatus Pharmaceuticals Inc. (a)	4,164	19,238
Concert Pharmaceuticals Inc. (a)	2,874	74,350
ConforMis Inc. (a)	5,807	13,821
Conmed Corp.	4,294	218,865
Corbus Pharmaceuticals Holdings Inc. (a)	7,192	51,063
Corcept Therapeutics Inc. (a)	14,799	267,270
Corindus Vascular Robotics Inc. (a)	13,544	13,679
Corium International Inc. (a)	4,149	39,872
Corvel Corp. (a)	1,310	69,299
Corvus Pharmaceuticals Inc. (a)	1,348	13,965
Cotiviti Holdings Inc. (a)	5,976	192,487
Cross Country Healthcare Inc. (a)	5,747	73,332
CryoLife Inc. (a)	5,125	98,144
Curis Inc. (a)	17,654	12,358
Cutera Inc. (a)	2,200	99,770
Cytokinetics Inc. (a)	6,747	54,988
CytomX Therapeutics Inc. (a)	4,705	99,323
Deciphera Pharmaceuticals Inc. (a)	1,256	28,474
DepoMed Inc. (a)	9,335	75,147
Dermira Inc. (a)	6,197	172,339
Diplomat Pharmacy Inc. (a)	7,754	155,623
Dova Pharmaceuticals Inc. (a)	756	21,773
Durect Corp. (a)	21,922	20,208
Dyax Corp. Contingent Value Rights (a)(b)	23,324	25,890
Dynavax Technologies Corp. (a)	9,763	182,568
Eagle Pharmaceuticals Inc. (a)	1,346	71,903
Edge Therapeutics Inc. (a)	2,610	24,456
Editas Medicine Inc. (a)	5,498	168,954
Emergent Biosolutions Inc. (a)	5,368	249,451
Enanta Pharmaceuticals Inc. (a)	2,573	150,984
Endologix Inc. (a)	13,356	71,455
Ensign Group Inc., The	7,924	175,913
Entellus Medical Inc. (a)	1,970	48,048
Enzo Biochem Inc. (a)	6,419	52,315
Epizyme Inc. (a)	7,698	96,610
Esperion Therapeutics Inc. (a)	2,741	180,467
Evolent Health Inc. Class A (a)	9,400	115,620
Exact Sciences Corp. (a)	18,736	984,389
Exactech Inc. (a)	1,714	84,757
Fate Therapeutics Inc. (a)	6,055	36,996
FibroGen Inc. (a)	11,134	527,752
Five Prime Therapeutics Inc. (a)	4,459	97,741

See accompanying notes to financial statements.	61

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Flexion Therapeutics Inc. (a)	5,214	$130,559
Fluidigm Corp. (a)	6,641	39,115
Fonar Corp. (a)	988	24,058
Fortress Biotech Inc. (a)	5,274	21,043
Foundation Medicine Inc. (a)	2,378	162,180
G1 Therapeutics Inc. (a)	1,223	24,264
Genesis Healthcare Inc. (a)	5,731	4,372
GenMark Diagnostics Inc. (a)	8,083	33,706
Genocea Biosciences Inc. (a)	4,587	5,321
Genomic Health Inc. (a)	3,070	104,994
Geron Corp. (a)	25,848	46,526
Glaukos Corp. (a)	4,663	119,606
Global Blood Therapeutics Inc. (a)	6,003	236,218
Globus Medical Inc. Class A (a)	11,177	459,375
Haemonetics Corp. (a)	8,476	492,286
Halozyme Therapeutics Inc. (a)	19,107	387,108
Halyard Health Inc. (a)	7,613	351,568
HealthEquity Inc. (a)	8,099	377,899
Healthsouth Corp.	15,699	775,688
HealthStream Inc. (a)	4,249	98,407
Heron Therapeutics Inc. (a)	7,387	133,705
Heska Corp. (a)	1,033	82,857
HMS Holdings Corp. (a)	13,639	231,181
Horizon Pharma PLC (a)	25,796	376,622
ICU Medical Inc. (a)	2,415	521,640
Idera Pharmaceuticals Inc. (a)	23,753	50,119
Ignyta Inc. (a)	9,336	249,271
Immune Design Corp. (a)	5,369	20,939
ImmunoGen Inc. (a)	15,822	101,419
Immunomedics Inc. (a)	16,622	268,612
Impax Laboratories Inc. (a)	11,728	195,271
INC Research Holdings Inc. Class A (a)	8,618	375,745
Innoviva Inc. (a)	12,383	175,715
Inogen Inc. (a)	2,768	329,613
Inovalon Holdings Inc. Class A (a)	10,179	152,685
Inovio Pharmaceuticals Inc. (a)	12,853	53,083
Insmed Inc. (a)	12,097	377,184
Insulet Corp. (a)	9,271	639,699
Insys Therapeutics Inc. (a)	3,805	36,604
Integer Holdings Corp. (a)	5,038	228,221
Integra LifeSciences Holdings Corp. (a)	10,110	483,865
Intellia Therapeutics Inc. (a)	2,899	55,719
Intersect ENT Inc. (a)	4,185	135,594
Intra-Cellular Therapies Inc. (a)	6,621	95,872
Invacare Corp.	5,262	88,665
Invitae Corp. (a)	6,302	57,222
Iovance Biotherapeutics Inc. (a)	10,099	80,792
iRhythm Technologies Inc. (a)	2,246	125,888
Ironwood Pharmaceuticals Inc. (a)	21,623	324,129
Jounce Therapeutics Inc. (a)	2,248	28,662
K2M Group Holdings Inc. (a)	6,577	118,386
Kala Pharmaceuticals Inc. (a)	1,257	23,242
Karyopharm Therapeutics Inc. (a)	5,466	52,474
Keryx Biopharmaceuticals Inc. (a)	14,416	67,034
Kindred Biosciences Inc. (a)	3,368	31,828
Kindred Healthcare Inc.	14,033	136,120

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Kura Oncology Inc. (a)	3,111	$47,598
La Jolla Pharmaceutical Co. (a)	2,839	91,359
Lannett Company Inc. (a)	4,575	106,140
Lantheus Holdings Inc. (a)	4,789	97,935
LeMaitre Vascular Inc.	2,255	71,799
Lexicon Pharmaceuticals Inc. (a)	7,130	70,444
LHC Group Inc. (a)	2,470	151,288
Ligand Pharmaceuticals Inc. Class B (a)	3,254	445,570
LivaNova PLC (a)	7,755	619,780
Loxo Oncology Inc. (a)	3,684	310,119
Luminex Corp.	6,621	130,434
MacroGenics Inc. (a)	5,358	101,802
Madrigal Pharmaceuticals Inc. (a)	610	55,992
Magellan Health Inc. (a)	3,878	374,421
Masimo Corp. (a)	7,158	606,998
Matinas BioPharma Holdings Inc. (a)	8,557	9,926
Medicines Co., The (a)	11,195	306,071
MediciNova Inc. (a)	4,775	30,894
Medidata Solutions Inc. (a)	8,957	567,605
Medpace Holdings Inc. (a)	1,060	38,436
Melinta Therapeutics Inc. (a)	1,493	23,589
Meridian Bioscience Inc.	6,851	95,914
Merit Medical Systems Inc. (a)	7,904	341,453
Merrimack Pharmaceuticals Inc.	2,010	20,603
Mersana Therapeutics Inc. (a)	757	12,438
MiMedx Group Inc. (a)	16,856	212,554
Minerva Neurosciences Inc. (a)	4,067	24,605
Miragen Therapeutics Inc. (a)	2,007	20,933
Molina Healthcare Inc. (a)	6,984	535,533
Momenta Pharmaceuticals Inc. (a)	11,933	166,465
MyoKardia Inc. (a)	3,079	129,626
Myriad Genetics Inc. (a)	10,457	359,146
NanoString Technologies Inc. (a)	3,450	25,772
NantHealth Inc. (a)	2,817	8,592
NantKwest Inc. (a)	4,937	22,167
Natera Inc. (a)	5,086	45,723
National Healthcare Corp.	1,840	112,130
National Research Corp. Class A	1,572	58,636
Natus Medical Inc. (a)	4,713	180,037
Nektar Therapeutics (a)	23,689	1,414,707
Neogen Corp. (a)	5,996	492,931
NeoGenomics Inc. (a)	8,824	78,181
Neos Therapeutics Inc. (a)	4,198	42,820
Nevro Corp. (a)	4,512	311,508
NewLink Genetics Corp. (a)	4,970	40,307
Novavax Inc. (a)	45,809	56,803
Novelion Therapeutics Inc. (a)	2,390	7,457
Novocure Ltd. (a)	9,380	189,476
NuVasive Inc. (a)	8,041	470,318
NxStage Medical Inc. (a)	10,498	254,367
Nymox Pharmaceutical Corp. (a)	4,564	15,061
Obalon Therapeutics Inc. (a)	1,362	9,003
Ocular Therapeutix Inc. (a)	3,203	14,253
Omeros Corp. (a)	7,251	140,887
Omnicell Inc. (a)	5,862	284,307

62	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Optinose Inc. (a)	644	$12,172
OraSure Technologies Inc. (a)	9,202	173,550
Organovo Holdings Inc. (a)	14,405	19,303
Orthofix International NV (a)	2,667	145,885
OrthoPediatrics Corp. (a)	572	10,977
Otonomy Inc. (a)	4,568	25,352
Ovid Therapeutics Inc. (a)	818	8,074
Owens & Minor Inc.	9,906	187,025
Oxford Immunotec Global PLC (a)	3,617	50,529
Pacific Biosciences of California Inc. (a)	16,115	42,544
Pacira Pharmaceuticals Inc. (a)	6,395	291,932
Paratek Pharmaceuticals Inc. (a)	3,827	68,503
PDL BioPharma Inc. (a)	24,833	68,042
Penumbra Inc. (a)	4,767	448,575
PetIQ Inc. (a)	1,072	23,412
Phibro Animal Health Corp. Class A	3,086	103,381
Pieris Pharmaceuticals Inc. (a)	5,553	41,925
Portola Pharmaceuticals Inc. (a)	9,122	444,059
PRA Health Sciences Inc. (a)	7,955	724,462
Prestige Brands Holdings Inc. (a)	8,494	377,219
Progenics Pharmaceuticals Inc. (a)	11,461	68,193
Protagonist Therapeutics Inc. (a)	1,886	39,229
Prothena Corp. PLC (a)	6,239	233,900
Providence Service Corp. (a)	1,895	112,449
PTC Therapeutics Inc. (a)	6,444	107,486
Pulse Biosciences Inc. (a)	1,476	34,834
Puma Biotechnology Inc. (a)	4,545	449,273
Quality Systems Inc. (a)	8,455	114,819
Quidel Corp. (a)	4,631	200,754
Quotient Ltd. (a)	4,295	21,260
R1 RCM Inc. (a)	16,486	72,703
Ra Pharmaceuticals Inc. (a)	1,904	16,184
Radius Health Inc. (a)	6,051	192,240
RadNet Inc. (a)	6,530	65,953
Reata Pharmaceuticals Inc. Class A (a)	1,813	51,344
Recro Pharma Inc. (a)	2,169	20,063
REGENXBIO Inc. (a)	4,466	148,495
Repligen Corp. (a)	6,044	219,276
Retrophin Inc. (a)	5,975	125,893
Revance Therapeutics Inc. (a)	3,639	130,094
Rhythm Pharmaceuticals Inc. (a)	1,277	37,110
Rigel Pharmaceuticals Inc. (a)	23,208	90,047
Rockwell Medical Inc. (a)	7,927	46,135
RTI Surgical Inc. (a)	9,588	39,311
Sage Therapeutics Inc. (a)	6,029	993,037
Sangamo Therapeutics Inc. (a)	13,301	218,136
Sarepta Therapeutics Inc. (a)	9,835	547,219
Select Medical Holdings Corp. (a)	16,703	294,808
Selecta Biosciences Inc. (a)	2,436	23,897
Seres Therapeutics Inc. (a)	2,927	29,680
Sienna Biopharmaceuticals Inc. (a)	737	13,377
Sientra Inc. (a)	2,269	31,902
Simulations Plus Inc.	1,738	27,982
Spark Therapeutics Inc. (a)	4,344	223,368
Spectrum Pharmaceuticals Inc. (a)	13,842	262,306

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Spero Therapeutics Inc. (a)	999	$11,738
STAAR Surgical Co. (a)	6,555	101,603
Stemline Therapeutics Inc. (a)	3,764	58,718
Strongbridge Biopharma PLC (a)	3,458	25,071
Sucampo Pharmaceuticals Inc. Class A (a)	4,006	71,908
Supernus Pharmaceuticals Inc. (a)	7,730	308,041
Surgery Partners Inc. (a)	3,070	37,147
SurModics Inc. (a)	2,214	61,992
Syndax Pharmaceuticals Inc. (a)	1,419	12,430
Synergy Pharmaceuticals Inc. (a)	36,862	82,202
Syros Pharmaceuticals Inc. (a)	2,016	19,616
Tabula Rasa HealthCare Inc. (a)	1,515	42,496
Tactile Systems Technology Inc. (a)	2,008	58,192
Teladoc Inc. (a)	8,749	304,903
Teligent Inc. (a)	6,748	24,495
Tenet Healthcare Corp. (a)	13,257	200,976
Tetraphase Pharmaceuticals Inc. (a)	8,084	50,929
TG Therapeutics Inc. (a)	7,879	64,608
TherapeuticsMD Inc. (a)	26,369	159,269
Theravance Biopharma Inc. (a)	6,781	189,122
Tivity Health Inc. (a)	5,936	216,961
Tocagen Inc. (a)	2,703	27,706
Trevena Inc. (a)	7,309	11,694
Triple-S Management Corp. Class B (a)	3,520	87,472
U.S. Physical Therapy Inc.	1,850	133,570
Ultragenyx Pharmaceutical Inc. (a)	6,434	298,409
Utah Medical Products Inc.	570	46,398
Vanda Pharmaceuticals Inc. (a)	7,156	108,771
Varex Imaging Corp. (a)	6,120	245,840
VBI Vaccines Inc. (a)	6,250	26,688
Veracyte Inc. (a)	3,799	24,807
Versartis Inc. (a)	5,443	11,975
ViewRay Inc. (a)	4,732	43,818
Viveve Medical Inc. (a)	2,422	12,037
Vocera Communications Inc. (a)	4,554	137,622
Voyager Therapeutics Inc. (a)	2,564	42,562
vTv Therapeutics Inc. Class A (a)	1,291	7,759
WaVe Life Sciences Ltd. (a)	1,923	67,497
Wright Medical Group NV (a)	16,701	370,762
XBiotech Inc. (a)	2,857	11,257
Xencor Inc. (a)	6,186	135,597
ZIOPHARM Oncology Inc. (a)	21,341	88,352
Zogenix Inc. (a)	5,413	216,791
Zynerba Pharmaceuticals Inc. (a)	1,857	23,250

		51,580,975

Industrials (15.17%)
Aaon Inc.	6,623	243,056
AAR Corp.	5,229	205,447
ABM Industries Inc.	8,759	330,389
Acacia Research Corp. (a)	8,391	33,984
Acco Brands Corp. (a)	17,140	209,108
Actuant Corp. Class A	9,412	238,124
Advanced Disposal Services Inc. (a)	6,876	164,611

See accompanying notes to financial statements.	63

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Advanced Drainage Systems Inc.	5,733	$136,732
Aegion Corp. (a)	5,112	129,998
Aerojet Rocketdyne Holdings Inc. (a)	11,252	351,062
Aerovironment Inc. (a)	3,396	190,719
Air Transport Services Group Inc. (a)	9,330	215,896
Aircastle Ltd.	7,193	168,244
Alamo Group Inc.	1,531	172,804
Albany International Corp. Class A	4,707	289,245
Allegiant Travel Co.	2,003	309,964
Allied Motion Technologies Inc.	969	32,064
Altra Industrial Motion Corp.	4,660	234,864
Ameresco Inc. Class A (a)	3,363	28,922
American Railcar Industries Inc.	1,302	54,215
American Woodmark Corp. (a)	2,285	297,621
Apogee Enterprises Inc.	4,645	212,416
Applied Industrial Technologies Inc.	6,219	423,514
Aqua Metals Inc. (a)	2,704	5,760
ARC Document Solutions Inc. (a)	6,566	16,743
ArcBest Corp.	4,213	150,615
Argan Inc.	2,366	106,470
Armstrong Flooring Inc. (a)	3,829	64,787
Astec Industries Inc.	3,456	202,176
Astronics Corp. (a)	3,305	137,058
Atkore International Group Inc. (a)	5,342	114,586
Atlas Air Worldwide Holdings Inc. (a)	3,786	222,049
Avis Budget Group Inc. (a)	11,492	504,269
Axon Enterprise Inc. (a)	8,100	214,650
AZZ Inc.	4,003	204,553
Babcock & Wilcox Enterprises Inc. (a)	7,531	42,776
Barnes Group Inc.	8,073	510,779
Barrett Business Services Inc.	1,197	77,195
Beacon Roofing Supply Inc. (a)	10,767	686,504
BG Staffing Inc.	1,131	18,028
Blue Bird Corp. (a)	864	17,194
BMC Stock Holdings Inc. (a)	10,642	269,243
Brady Corp.	7,563	286,638
Briggs & Stratton Corp.	6,048	153,438
Brink’s Co., The	7,315	575,691
Builders FirstSource Inc. (a)	17,252	375,921
CaesarStone Ltd. (a)	3,693	81,246
CAI International Inc. (a)	2,528	71,593
Casella Waste Systems Inc. Class A (a)	6,210	142,954
CBIZ Inc. (a)	8,149	125,902
CECO Environmental Corp.	4,803	24,639
Chart Industries Inc. (a)	4,758	222,960
Chicago Bridge & Iron Company N.V.	16,397	264,648
CIRCOR International Inc.	2,763	134,503
Cogint Inc. (a)	2,417	10,635
Columbus McKinnon Corp.	3,533	141,249
Comfort Systems USA Inc.	5,718	249,591
Commercial Vehicle Group Inc. (a)	4,041	43,198
Continental Building Products Inc. (a)	5,559	156,486
Costamare Inc.	7,539	43,500
Covanta Holding Corp.	19,103	322,841
Covenant Transport Group Inc. Class A (a)	1,851	53,179

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
CRA International Inc.	1,447	$65,043
CSW Industrials Inc. (a)	2,358	108,350
Cubic Corp.	3,949	232,794
Curtiss-Wright Corp.	7,025	855,996
Daseke Inc. (a)	3,291	47,028
Deluxe Corp.	7,660	588,594
DMC Global Inc.	2,248	56,312
Douglas Dynamics Inc.	3,633	137,327
Ducommun Inc. (a)	1,639	46,630
DXP Enterprises Inc. (a)	2,562	75,758
Dycom Industries Inc. (a)	4,825	537,650
Eagle Bulk Shipping Inc. (a)	6,131	27,467
Eastern Co., The	893	23,352
Echo Global Logistics Inc. (a)	4,098	114,744
EMCOR Group Inc.	9,367	765,752
Encore Wire Corp.	3,345	162,734
Energous Corp. (a)	3,067	59,653
Energy Recovery Inc. (a)	5,664	49,560
EnerSys	7,032	489,638
Engility Holdings Inc. (a)	3,068	87,039
Ennis Inc.	4,220	87,565
EnPro Industries Inc.	3,448	322,422
EnviroStar Inc.	557	22,280
ESCO Technologies Inc.	3,987	240,217
Essendant Inc.	6,233	57,780
Esterline Technologies Corp. (a)	4,260	318,222
ExOne Co., The (a)	1,722	14,465
Exponent Inc.	4,077	289,875
Federal Signal Corp.	9,774	196,360
Forrester Research Inc.	1,671	73,858
Forward Air Corp.	4,883	280,480
Foundation Building Materials Inc. (a)	2,106	31,148
Franklin Covey Co. (a)	1,870	38,803
Franklin Electric Co. Inc.	7,518	345,076
Freightcar America Inc.	2,061	35,202
FTI Consulting Inc. (a)	5,910	253,894
GATX Corp.	6,121	380,481
Genco Shipping & Trading Ltd. (a)	1,183	15,758
Gencor Industries Inc. (a)	1,255	20,770
Generac Holdings Inc. (a)	9,531	471,975
General Cable Corp.	7,703	228,009
Gibraltar Industries Inc. (a)	5,227	172,491
Global Brass & Copper Holdings Inc.	3,485	115,354
GMS Inc. (a)	4,320	162,605
Gorman-Rupp Co., The	2,884	90,010
GP Strategies Corp. (a)	2,137	49,578
Graham Corp.	1,712	35,832
Granite Construction Inc.	6,302	399,736
Great Lakes Dredge & Dock Co. (a)	10,129	54,697
Greenbrier Companies Inc., The	4,470	238,251
Griffon Corp.	4,770	97,070
H&E Equipment Services Inc.	4,882	198,453
Hardinge Inc.	1,810	31,530
Harsco Corp. (a)	13,080	243,942
Hawaiian Holdings Inc.	8,183	326,093

64	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
HC2 Holdings Inc. (a)	5,552	$33,034
Healthcare Services Group Inc.	11,347	598,214
Heartland Express Inc.	7,727	180,348
Heidrick & Struggles International Inc.	3,003	73,724
Herc Holdings Inc. (a)	3,943	246,871
Heritage-Crystal Clean Inc. (a)	2,188	47,589
Herman Miller Inc.	9,701	388,525
Hertz Global Holdings Inc. (a)	8,919	197,110
Hill International Inc. (a)	5,362	29,223
Hillenbrand Inc.	9,839	439,803
HNI Corp.	6,741	260,000
Hub Group Inc. (a)	5,127	245,583
Hudson Technologies Inc. (a)	5,958	36,165
Hurco Companies Inc.	1,117	47,137
Huron Consulting Group Inc. (a)	3,390	137,126
Huttig Building Products Inc. (a)	3,820	25,403
Hyster-Yale Materials Handling Inc.	1,674	142,558
ICF International Inc. (a)	2,797	146,843
IES Holdings Inc. (a)	1,246	21,494
Innerworkings Inc. (a)	7,362	73,841
Insperity Inc.	5,760	330,336
Insteel Industries Inc.	2,831	80,174
Interface Inc.	9,147	230,047
JELD-WEN Holding Inc. (a)	10,875	428,149
John Bean Technologies Corp.	5,013	555,440
Kadant Inc.	1,775	178,210
Kaman Corp.	4,298	252,894
KBR Inc.	22,339	442,982
Kelly Services Inc. Class A	4,891	133,378
Kennametal Inc.	12,622	611,031
Keyw Holding Corp., The (a)	7,813	45,862
Kforce Inc.	3,565	90,016
Kimball International Inc. Class B	6,032	112,617
KLX Inc. (a)	8,217	560,810
Knight-Swift Transportation Holdings Inc.	20,140	880,521
Knoll Inc.	7,891	181,809
Korn/Ferry International	8,332	344,778
Kratos Defense & Security Solutions Inc. (a)	13,312	140,974
L.B. Foster Co. Class A (a)	1,317	35,757
Lawson Products Inc. (a)	1,004	24,849
Layne Christensen Co. (a)	2,841	35,655
Lindsay Corp.	1,611	142,090
LSC Communications Inc.	5,453	82,613
LSI Industries Inc.	4,010	27,589
Lydall Inc. (a)	2,766	140,375
Manitowoc Company Inc., The (a)	5,237	206,024
Marten Transport Ltd.	6,220	126,266
Masonite International Corp. (a)	4,442	329,374
MasTec Inc. (a)	10,522	515,052
Matson Inc.	6,678	199,272
Matthews International Corp. Class A	5,089	268,699
McGrath Rentcorp	3,866	181,625
Mercury Systems Inc. (a)	7,613	390,928
Meritor Inc. (a)	13,358	313,379
Milacron Holdings Corp. (a)	8,358	159,972

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Miller Industries Inc.	1,840	$47,472
Mistras Group Inc. (a)	2,854	66,983
Mobile Mini Inc.	6,868	236,946
Moog Inc. Class A (a)	4,994	433,729
MRC Global Inc. (a)	14,550	246,186
MSA Safety Inc.	5,414	419,693
Mueller Industries Inc.	8,956	317,311
Mueller Water Products Inc.	25,252	316,408
Multi-Color Corp.	2,252	168,562
MYR Group Inc. (a)	2,527	90,290
National Presto Industries Inc.	786	78,168
Navigant Consulting Inc. (a)	6,987	135,618
Navios Maritime Holdings Inc. (a)	14,235	17,082
Navistar International Corp. (a)	7,929	339,996
NCI Building Systems Inc. (a)	6,506	125,566
Nexeo Solutions Inc. (a)	4,197	38,193
NL Industries Inc. (a)	1,105	15,746
NN Inc.	4,446	122,710
Northwest Pipe Co. (a)	1,508	28,863
NOW Inc. (a)	16,843	185,778
NV5 Global Inc. (a)	1,207	65,359
Omega Flex Inc.	508	36,276
On Assignment Inc. (a)	7,955	511,268
Orion Group Holdings Inc. (a)	4,710	36,879
Park-Ohio Holdings Corp.	1,418	65,157
Patrick Industries Inc. (a)	3,951	274,397
PGT Innovations Inc. (a)	7,872	132,643
Plug Power Inc. (a)	36,348	85,781
Ply Gem Holdings Inc. (a)	3,678	68,043
Powell Industries Inc.	1,447	41,457
Preformed Line Products Co.	463	32,896
Primoris Services Corp.	6,188	168,252
Proto Labs Inc. (a)	3,898	401,494
Quad Graphics Inc.	5,118	115,667
Quanex Building Products Corp.	5,600	131,040
R.R. Donnelley & Sons Co.	10,873	101,119
Radiant Logistics Inc. (a)	6,422	29,541
Raven Industries Inc.	5,936	203,902
RBC Bearings Inc. (a)	3,781	477,918
Resources Connection Inc.	4,600	71,070
REV Group Inc.	3,679	119,678
Revolution Lighting Technologies Inc. (a)	1,947	6,406
Rexnord Corp. (a)	16,947	440,961
Roadrunner Transportation Systems Inc. (a)	5,222	40,262
RPX Corp.	7,487	100,625
Rush Enterprises Inc. Class A (a)	4,826	245,209
Rush Enterprises Inc. Class B (a)	901	43,437
Safe Bulkers Inc. (a)	7,634	24,658
Saia Inc. (a)	4,110	290,783
Schneider National Inc. Class B	6,221	177,672
Scorpio Bulkers Inc.	9,517	70,426
Simpson Manufacturing Co. Inc.	6,448	370,180
SiteOne Landscape Supply Inc. (a)	5,520	423,384
SkyWest Inc.	8,049	427,402
Spartan Motors Inc.	5,314	83,696

See accompanying notes to financial statements.	65

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Sparton Corp. (a)	1,625	$37,473
SPX Corp. (a)	6,954	218,286
SPX FLOW Inc. (a)	6,724	319,726
Standard Plus Corp. (a)	2,835	105,179
Standex International Corp.	1,965	200,135
Steelcase Inc.	13,079	198,801
Sterling Construction Company Inc. (a)	4,138	67,367
Sun Hydraulics Corp.	3,820	247,116
Sunrun Inc. (a)	13,885	81,922
Team Inc. (a)	4,808	71,639
Tennant Co.	2,886	209,668
Tetra Tech Inc.	8,783	422,901
Textainer Group Holdings Ltd. (a)	4,403	94,665
Thermon Group Holdings Inc. (a)	5,195	122,966
Titan International Inc.	8,091	104,212
Titan Machinery Inc. (a)	2,775	58,747
TPI Composites Inc. (a)	1,743	35,662
Trex Co. Inc. (a)	4,725	512,143
TriMas Corp. (a)	7,234	193,510
TriNet Group Inc. (a)	6,710	297,521
Triton International Ltd. of Bermuda	7,423	277,991
Triumph Group Inc.	7,963	216,594
TrueBlue Inc. (a)	6,398	175,945
Tutor Perini Corp. (a)	5,801	147,055
Twin Disc Inc. (a)	1,346	35,763
UniFirst Corp.	2,375	391,638
Universal Forest Products Inc.	9,747	366,682
Universal Logistics Holdings Inc.	1,455	34,556
US Ecology Inc.	3,597	183,447
Vectrus Inc. (a)	1,844	56,887
Veritiv Corp. (a)	1,868	53,985
Viad Corp.	3,183	176,338
Vicor Corp. (a)	2,750	57,475
Vivint Solar Inc. (a)	3,395	13,750
VSE Corp.	1,452	70,320
Wabash National Corp.	9,213	199,922
WageWorks Inc. (a)	6,325	392,150
Watts Water Technologies Inc.	4,539	344,737
Werner Enterprises Inc.	7,725	298,571
Wesco Aircraft Holdings Inc. (a)	9,221	68,235
Willdan Group Inc. (a)	1,238	29,638
Willis Lease Finance Corp. (a)	697	17,404
Woodward Inc.	8,430	645,232
YRC Worldwide Inc. (a)	5,352	76,962

		51,618,241

Information Technology (16.41%)
2U Inc. (a)	7,707	497,179
3D Systems Corp. (a)	17,341	149,826
8x8 Inc. (a)	14,629	206,269
A10 Networks Inc. (a)	7,974	61,559
Acacia Communications Inc. (a)	3,012	109,125
ACI Worldwide Inc. (a)	18,533	420,143
Actua Corp. (a)	4,980	77,688
Acxiom Corp. (a)	12,646	348,524
Adtran Inc.	7,594	146,982

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Advanced Energy Industries Inc. (a)	6,357	$428,970
Aerohive Networks Inc. (a)	5,096	29,710
Agilysys Inc. (a)	2,449	30,074
Akoustis Technologies Inc. (a)	1,371	8,541
Alarm.com Holdings Inc. (a)	3,297	124,462
Alpha & Omega Semiconductor Ltd. (a)	2,890	47,280
Alteryx Inc. Class A (a)	3,734	94,358
Ambarella Inc. (a)	5,158	303,033
Amber Road Inc. (a)	3,180	23,341
American Software Inc. Class A	4,191	48,741
Amkor Technology Inc. (a)	16,424	165,061
Anixter International Inc. (a)	4,722	358,872
AppFolio Inc. Class A (a)	1,490	61,835
Applied Optoelectronics Inc. (a)	2,917	110,321
Apptio Inc. Class A (a)	3,461	81,403
Aquantia Corp. (a)	1,009	11,432
Aspen Technology Inc. (a)	11,647	771,031
Avid Technology Inc. (a)	5,127	27,635
AVX Corp.	7,616	131,757
Axcelis Technologies Inc. (a)	4,964	142,467
AXT Inc. (a)	6,012	52,304
Badger Meter Inc.	4,427	211,611
Barracuda Networks Inc. (a)	4,100	112,750
Bazaarvoice Inc. (a)	13,337	72,687
Bel Fuse Inc.	1,475	37,133
Belden Inc.	6,699	516,962
Benchmark Electronics Inc. (a)	8,167	237,660
Benefitfocus Inc. (a)	2,586	69,822
Blackbaud Inc.	7,630	720,959
Blackhawk Network Holdings Inc. (a)	8,728	311,153
BlackLine Inc. (a)	2,446	80,229
Blucora Inc. (a)	7,155	158,126
Bottomline Technologies Inc. (a)	6,327	219,420
Box Inc. Class A (a)	12,786	270,040
Brightcove Inc. (a)	4,964	35,244
BroadSoft Inc. (a)	5,060	277,794
Brooks Automation Inc.	11,232	267,883
Cabot Microelectronics Corp.	4,048	380,836
CACI International Inc. Class A (a)	3,876	512,989
CalAmp Corp. (a)	5,803	124,358
Calix Inc. (a)	7,040	41,888
Callidus Software Inc. (a)	10,705	306,698
Carbonite Inc. (a)	4,058	101,856
Cardtronics PLC Class A (a)	7,499	138,881
Care.com Inc. (a)	2,203	39,742
Cars.com Inc. (a)	11,742	338,639
Cass Information Systems Inc.	1,839	107,060
CEVA Inc. (a)	3,517	162,310
ChannelAdvisor Corp. (a)	3,828	34,452
Ciena Corp. (a)	22,264	465,986
Cimpress NV (a)	3,986	477,842
Cirrus Logic Inc. (a)	10,309	534,625
Clearfield Inc. (a)	1,960	24,010
Cloudera Inc. (a)	15,441	255,085
Cohu Inc.	4,254	93,375

66	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
CommerceHub Inc. Series A (a)	2,268	$49,873
CommerceHub Inc. Series C (a)	4,679	96,341
CommVault Systems Inc. (a)	6,277	329,543
Comtech Telecommunications Corp.	3,885	85,936
Control4 Corp. (a)	3,969	118,117
Convergys Corp.	14,834	348,599
Cornerstone OnDemand Inc. (a)	8,490	299,952
Coupa Software Inc. (a)	4,844	151,230
CPI Card Group Inc.	774	2,841
Cray Inc. (a)	6,618	160,156
Cree Inc. (a)	15,515	576,227
CSG Systems International Inc.	5,340	233,999
CTS Corp.	5,130	132,098
CyberOptics Corp. (a)	1,118	16,770
Daktronics Inc.	5,306	48,444
DHI Group Inc. (a)	8,209	15,597
Diebold Nixdorf Inc.	12,294	201,007
Digi International Inc. (a)	4,021	38,401
Digimarc Corp. (a)	1,625	58,744
Diodes Inc. (a)	5,953	170,673
DSP Group Inc. (a)	3,748	46,850
Eastman Kodak Co. (a)	2,849	8,832
Ebix Inc.	3,909	309,788
Electro Scientific Industries Inc. (a)	5,072	108,693
Electronics for Imaging Inc. (a)	7,534	222,479
Ellie Mae Inc. (a)	5,477	489,644
EMCORE Corp. (a)	4,362	28,135
Endurance International Group Holdings Inc. (a)	9,975	83,790
Entegris Inc.	22,589	687,835
Envestnet Inc. (a)	7,001	349,000
EPAM Systems Inc. (a)	7,889	847,515
ePlus inc. (a)	2,090	157,168
Etsy Inc. (a)	19,366	396,035
Everbridge Inc. (a)	2,755	81,879
Everi Holdings Inc. (a)	10,316	77,783
EVERTEC Inc.	9,985	136,295
Exlservice Holdings Inc. (a)	5,270	318,045
Extreme Networks Inc. (a)	17,737	222,067
Fabrinet (a)	5,794	166,288
Fair Isaac Corp.	4,786	733,215
FARO Technologies Inc. (a)	2,584	121,448
Finisar Corp. (a)	18,144	369,230
Fitbit Inc. Class A (a)	30,482	174,052
Five9 Inc. (a)	8,464	210,584
ForeScout Technologies Inc. (a)	692	22,068
Formfactor Inc. (a)	11,501	179,991
Gerber Scientific Inc. Escrow Shares (b)(c)	4,900	0
Glu Mobile Inc. (a)	17,108	62,273
Gogo Inc. (a)	9,374	105,739
GrubHub Inc. (a)	13,802	990,984
GSI Technology Inc. (a)	2,270	18,069
GTT Communications Inc. (a)	5,035	236,393
Hackett Group Inc., The	3,990	62,683
Harmonic Inc. (a)	12,645	53,109
Hortonworks Inc. (a)	7,766	156,174

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
HubSpot Inc. (a)	5,476	$484,078
Ichor Holdings Ltd. (a)	2,741	67,429
II-VI Inc. (a)	9,816	460,861
Immersion Corp. (a)	4,497	31,749
Imperva Inc. (a)	5,451	216,405
Impinj Inc. (a)	2,934	66,103
Infinera Corp. (a)	23,189	146,786
Information Services Group Inc. (a)	5,071	21,146
Inphi Corp. (a)	6,855	250,893
Insight Enterprises Inc. (a)	5,786	221,546
Instructure Inc. (a)	3,454	114,327
Integrated Device Technology Inc. (a)	21,330	634,141
InterDigital Inc.	5,501	418,901
Internap Corp. (a)	3,235	50,822
Intevac Inc. (a)	3,128	21,427
Iteris Inc. (a)	3,745	26,103
Itron Inc. (a)	5,536	377,555
IXYS Corp. (a)	4,289	102,722
j2 Global Inc.	7,410	555,972
Kemet Corp. (a)	8,732	131,504
Kimball Electronics Inc. (a)	4,325	78,931
Knowles Corp. (a)	13,893	203,671
Kopin Corp. (a)	10,894	34,861
KVH Industries Inc. (a)	2,582	26,724
Lattice Semiconductor Corp. (a)	19,768	114,259
Leaf Group Ltd. (a)	1,853	18,345
Limelight Networks Inc. (a)	12,688	55,954
Liquidity Services Inc. (a)	4,213	20,433
Littelfuse Inc.	3,600	712,152
LivePerson Inc. (a)	8,559	98,429
Lumentum Holdings Inc. (a)	9,910	484,599
MACOM Technology Solutions Holdings Inc. (a)	6,591	214,471
Majesco (a)	949	5,096
ManTech International Corp. Class A	4,068	204,173
MAXIMUS Inc.	10,268	734,983
MaxLinear Inc. Class A (a)	9,804	259,022
Maxwell Technologies Inc. (a)	5,060	29,146
Meet Group Inc., The (a)	10,954	30,890
Mesa Laboratories Inc.	510	63,393
Methode Electronics Inc.	5,825	233,583
MicroStrategy Inc. (a)	1,501	197,081
Microvision Inc. (a)	10,974	17,888
MINDBODY, Inc. Class A (a)	6,740	205,233
Mitek Systems Inc. (a)	4,839	43,309
MKS Instruments Inc.	8,675	819,788
MobileIron Inc. (a)	8,883	34,644
Model N Inc. (a)	3,658	57,614
MoneyGram International Inc. (a)	4,673	61,590
Monolithic Power Systems Inc.	6,325	710,677
Monotype Imaging Holdings Inc.	6,677	160,916
MTS Systems Corp.	2,779	149,232
MuleSoft Inc. Class A (a)	3,831	89,109
Nanometrics Inc. (a)	3,954	98,534
Napco Security Technologies Inc. (a)	1,880	16,450
NeoPhotonics Corp. (a)	5,049	33,222

See accompanying notes to financial statements.	67

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
NETGEAR Inc. (a)	4,900	$287,875
NetScout Systems Inc. (a)	13,194	401,757
New Relic Inc. (a)	4,770	275,563
NIC Inc.	10,620	176,292
Novanta Inc. (a)	5,029	251,450
Nutanix Inc. Class A (a)	17,141	604,734
NVE Corp.	790	67,940
Oclaro Inc. (a)	26,953	181,663
Okta Inc. (a)	3,051	78,136
Ominto Inc. (a)	2,271	7,699
OSI Systems Inc. (a)	2,737	176,208
Park City Group Inc. (a)	2,134	20,380
Park Electrochemical Corp.	3,304	64,924
Paycom Software Inc. (a)	7,878	632,840
Paylocity Holding Corp. (a)	4,224	199,204
PC Connection Inc.	1,843	48,305
PCM Inc. (a)	1,617	16,008
PDF Solutions Inc. (a)	4,406	69,174
Pegasystems Inc.	5,955	280,778
Perficient Inc. (a)	5,294	100,957
Photronics Inc. (a)	10,609	90,442
Pixelworks Inc. (a)	4,597	29,099
Plantronics Inc.	5,219	262,933
Plexus Corp. (a)	5,276	320,359
Power Integrations Inc.	4,653	342,228
Presidio Inc. (a)	3,081	59,063
Progress Software Corp.	7,752	330,003
Proofpoint Inc. (a)	6,986	620,427
PROS Holdings Inc. (a)	4,171	110,323
Pure Storage Inc. Class A (a)	15,148	240,247
Q2 Holdings Inc. (a)	5,095	187,751
QAD Inc. Class A	1,587	61,655
Qualys Inc. (a)	5,107	303,100
Quantenna Communications Inc. (a)	3,437	41,931
Quantum Corp. (a)	4,513	25,408
QuinStreet Inc. (a)	5,956	49,911
Quotient Technology Inc. (a)	11,973	140,683
Radisys Corp. (a)	5,791	5,820
Rambus Inc. (a)	17,104	243,219
Rapid7 Inc. (a)	3,221	60,104
Realnetworks Inc. (a)	3,704	12,668
RealPage Inc. (a)	9,538	422,533
Reis Inc.	1,438	29,695
Ribbon Communications Inc. (a)	8,115	62,729
RingCentral Inc. Class A (a)	10,423	504,473
Rogers Corp. (a)	2,864	463,739
Rosetta Stone Inc. (a)	3,064	38,208
Rubicon Project Inc., The (a)	7,269	13,593
Rudolph Technologies Inc. (a)	4,897	117,038
Sanmina Corp. (a)	11,092	366,036
ScanSource Inc. (a)	3,822	136,828
Science Applications International Corp.	6,895	527,950
SecureWorks Corp. Class A (a)	944	8,373
Semtech Corp. (a)	10,293	352,021
SendGrid Inc. (a)	1,221	29,267

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
ServiceSource International Inc. (a)	12,263	$37,893
Shutterstock Inc. (a)	2,881	123,969
Sigma Designs Inc. (a)	5,575	38,746
Silicon Laboratories Inc. (a)	6,676	589,491
Silver Spring Networks Inc. (a)	6,796	110,367
SMART Global Holdings Inc. (a)	926	31,206
SPS Commerce Inc. (a)	2,649	128,715
Stamps.com Inc. (a)	2,579	484,852
StarTek Inc. (a)	1,703	16,979
Stratasys Ltd. (a)	8,190	163,472
SunPower Corp. (a)	9,685	81,645
Super Micro Computer Inc. (a)	6,384	133,585
Sykes Enterprises Inc. (a)	6,148	193,355
Synaptics Inc. (a)	5,612	224,143
Synchronoss Technologies Inc. (a)	6,988	62,473
SYNNEX Corp.	4,615	627,409
Syntel Inc. (a)	5,503	126,514
Systemax Inc.	1,932	64,278
Tech Data Corp. (a)	5,587	547,358
TechTarget (a)	3,337	46,451
TeleNav Inc. (a)	5,549	30,520
TeleTech Holdings Inc.	2,302	92,656
Tintri Inc. (a)	2,132	10,873
TiVo Corp.	19,119	298,256
Trade Desk Inc., The Class A (a)	3,782	172,951
Travelport Worldwide Ltd.	20,207	264,105
TrueCar Inc. (a)	11,005	123,256
TTM Technologies Inc. (a)	15,013	235,254
Tucows Inc. Class A (a)	1,458	102,133
Twilio Inc. Class A (a)	10,124	238,926
Ubiquiti Networks Inc. (a)	3,590	254,962
Ultra Clean Holdings Inc. (a)	5,456	125,979
Unisys Corp. (a)	8,735	71,190
Upland Software Inc. (a)	1,170	25,342
USA Technologies Inc. (a)	7,607	74,168
Varonis Systems Inc. (a)	3,113	151,136
VASCO Data Security International Inc. (a)	5,031	69,931
Veeco Instruments Inc. (a)	7,471	110,944
VeriFone Systems Inc. (a)	18,145	321,348
Verint Systems Inc. (a)	10,173	425,740
Veritone Inc. (a)	382	8,862
ViaSat Inc. (a)	8,503	636,450
Viavi Solutions Inc. (a)	37,245	325,521
Virnetx Holding Corp. (a)	8,291	30,677
Virtusa Corp. (a)	4,265	188,001
Vishay Intertechnology Inc.	20,576	426,910
Vishay Precision Group Inc. (a)	1,674	42,101
Web.com Group Inc. (a)	6,248	136,206
Workiva Inc. (a)	4,041	86,477
Xcerra Corp. (a)	8,975	87,865
XO Group Inc. (a)	3,766	69,520
Xperi Corp.	7,694	187,734
Yelp Inc. (a)	12,763	535,535
Yext Inc. (a)	3,486	41,937
Zendesk Inc. (a)	15,812	535,078

68	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Zix Corp. (a)	9,173	$40,178

		55,860,948

Materials (4.49%)
A. Schulman Inc.	4,716	175,671
Advanced Emissions Solutions Inc.	685	6,617
AdvanSix Inc. (a)	4,873	205,007
AgroFresh Solutions Inc. (a)	3,481	25,759
AK Steel Holding Corp. (a)	51,118	289,328
Allegheny Technologies Inc. (a)	20,259	489,052
American Vanguard Corp.	4,770	93,731
Ampco-Pittsburgh Corp.	1,352	16,765
Balchem Corp.	5,023	404,854
Boise Cascade Co.	6,067	242,073
Calgon Carbon Corp.	7,979	169,953
Carpenter Technology Corp.	7,326	373,553
Century Aluminum Co. (a)	8,005	157,218
Chase Corp.	1,182	142,431
Clearwater Paper Corp. (a)	2,646	120,128
Cleveland-Cliffs Inc. (a)	48,562	350,132
Codexis Inc. (a)	7,003	58,475
Coeur Mining Inc. (a)	29,286	219,645
Commercial Metals Co.	18,340	391,009
Compass Minerals International Inc.	5,519	398,748
Core Molding Technologies Inc.	1,187	25,758
Deltic Timber Corp.	1,798	164,607
Ferro Corp. (a)	13,726	323,796
Ferroglobe Representation & Warranty Insurance Trust - Beneficial Interest Units (a)(b)(c)	10,979	0
Flotek Industries Inc. (a)	9,338	43,515
Forterra Inc. (a)	2,652	29,437
FutureFuel Corp.	4,237	59,699
GCP Applied Technologies Inc. (a)	11,547	368,349
Gold Resource Corp.	8,157	35,891
Greif Inc. Class A	3,991	241,775
Greif Inc. Class B	911	63,178
Hawkins Inc.	1,600	56,320
Haynes International Inc.	2,019	64,709
HB Fuller Co.	8,206	442,057
Hecla Mining Co.	64,020	254,159
Ingevity Corp. (a)	6,764	476,659
Innophos Holdings Inc.	3,218	150,377
Innospec Inc.	3,918	276,611
Intrepid Potash Inc. (a)	15,282	72,742
Kaiser Aluminum Corp.	2,615	279,413
Kapstone Paper and Packaging Corp.	13,840	314,030
Klondex Mines Ltd. (a)	28,505	74,398
KMG Chemicals Inc.	1,989	131,433
Koppers Holdings Inc. (a)	3,330	169,497
Kraton Corp. (a)	4,901	236,081
Kronos Worldwide Inc.	3,556	91,638
Louisiana-Pacific Corp. (a)	23,303	611,937
LSB Industries Inc. (a)	3,573	31,299
Materion Corp.	3,270	158,922
Minerals Technologies Inc.	5,653	389,209

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
Myers Industries Inc.	3,622	$70,629
Neenah Paper Inc.	2,612	236,778
Olympic Steel Inc.	1,518	32,622
Omnova Solutions Inc. (a)	7,404	74,040
P. H. Glatfelter Co.	7,235	155,118
PolyOne Corp.	12,705	552,668
PQ Group Holdings Inc. (a)	3,865	63,579
Quaker Chemical Corp.	2,034	306,707
Ramaco Resources Inc. (a)	928	6,385
Rayonier Advanced Materials Inc.	7,100	145,195
Ryerson Holding Corp. (a)	2,354	24,482
Schnitzer Steel Industries Inc. Class A	4,289	143,682
Schweitzer-Mauduit International Inc.	4,726	214,371
Sensient Technologies Corp.	6,998	511,904
Stepan Co.	3,242	256,021
Summit Materials Inc. Class A (a)	17,683	555,958
SunCoke Energy Inc. (a)	10,560	126,614
TimkenSteel Corp. (a)	6,359	96,593
Trecora Resources (a)	3,288	44,388
Tredegar Corp.	4,051	77,779
Trinseo SA	6,966	505,732
Tronox Ltd. Class A	14,243	292,124
UFP Technologies Inc. (a)	1,014	28,189
United States Lime & Minerals Inc.	328	25,289
US Concrete Inc. (a)	2,483	207,703
Valhi Inc.	3,278	20,225
Verso Corp. Class A (a)	5,523	97,039
Warrior Met Coal Inc.	4,986	125,398
Worthington Industries Inc.	6,862	302,340

		15,267,197

Real Estate (6.60%)
Acadia Realty Trust	13,020	356,232
Agree Realty Corp.	4,345	223,507
Alexander & Baldwin Inc.	7,556	209,603
Alexander’s Inc.	350	138,548
Altisource Portfolio Solutions SA (a)	1,941	54,348
Altisource Residential Corp.	8,142	96,564
American Assets Trust Inc.	6,446	246,495
Armada Hoffler Properties Inc.	7,420	115,233
Ashford Hospitality Prime Inc.	4,178	40,652
Ashford Hospitality Trust Inc.	12,864	86,575
Bluerock Residential Growth REIT Inc.	3,904	39,469
CareTrust REIT Inc.	11,749	196,913
CatchMark Timber Trust Inc. Class A	6,295	82,653
CBL & Associates Properties Inc.	26,378	149,299
Cedar Realty Trust Inc.	13,688	83,223
Chatham Lodging Trust	6,725	153,061
Chesapeake Lodging Trust	9,862	267,162
City Office REIT Inc.	4,962	64,556
Clipper Realty Inc.	2,456	24,535
Community Healthcare Trust Inc.	2,618	73,566
Consolidated-Tomoka Land Co.	725	46,038
CorEnergy Infrastructure Trust Inc.	2,026	77,393

See accompanying notes to financial statements.	69

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Real Estate (Cont.)
Cousins Properties Inc.	68,105	$629,971
DiamondRock Hospitality Co.	32,721	369,420
Easterly Government Properties Inc.	6,145	131,134
EastGroup Properties Inc.	5,416	478,666
Education Realty Trust Inc.	12,018	419,669
Farmland Partners Inc.	5,391	46,794
First Industrial Realty Trust Inc.	18,982	597,364
Forestar Group Inc. (a)	1,497	32,934
Four Corners Property Trust Inc.	10,003	257,077
Franklin Street Properties Corp.	17,692	190,012
FRP Holdings Inc. (a)	1,156	51,153
Geo Group Inc., The	19,464	459,350
Getty Realty Corp.	4,730	128,467
Gladstone Commercial Corp.	4,090	86,135
Global Medical REIT Inc.	2,526	20,713
Global Net Lease Inc.	11,005	226,483
Government Properties Income Trust	12,797	237,256
Gramercy Property Trust	25,834	688,734
Griffin Industrial Realty Inc.	166	6,092
Healthcare Realty Trust Inc.	19,395	622,967
Hersha Hospitality Trust	6,491	112,943
HFF Inc. Class A	5,925	288,192
Independence Realty Trust Inc.	12,294	124,046
InfraREIT Inc. (a)	6,661	123,761
Investors Real Estate Trust	19,774	112,316
iStar Inc. (a)	11,468	129,588
Jernigan Capital Inc.	2,014	38,286
Kennedy-Wilson Holdings Inc.	19,524	338,741
Kite Realty Group Trust	13,561	265,796
LaSalle Hotel Properties	18,174	510,144
Lexington Realty Trust	35,488	342,459
LTC Properties Inc.	6,341	276,151
Mack-Cali Realty Corp.	14,200	306,152
Marcus & Millichap Inc. (a)	2,391	77,971
Maui Land & Pineapple Company Inc. (a)	1,072	18,546
MedEquities Realty Trust Inc.	4,784	53,676
Monmouth Real Estate Investment Corp. Class A	11,385	202,653
National Health Investors Inc.	6,486	488,915
National Storage Affiliates Trust	7,272	198,235
New Senior Investment Group Inc.	12,767	96,519
NexPoint Residential Trust Inc.	2,909	81,277
NorthStar Realty Europe Corp.	8,967	120,427
One Liberty Properties Inc.	2,390	61,949
Pebblebrook Hotel Trust	11,278	419,203
Pennsylvania Real Estate Investment Trust	11,512	136,878
Physicians Realty Trust	28,371	510,394
Potlatch Corp.	6,605	329,590
Preferred Apartment Communities Inc. Class A	5,535	112,084
PS Business Parks Inc.	3,144	393,283
QTS Realty Trust Inc. Class A	7,737	419,036
Quality Care Properties Inc. (a)	15,369	212,246

	Shares	Value
Common Stocks (Cont.)
Real Estate (Cont.)
RAIT Financial Trust	13,513	$5,067
Ramco-Gershenson Properties Trust	12,214	179,912
RE/MAX Holdings Inc. Class A	2,915	141,378
Redfin Corp. (a)	1,589	49,767
Retail Opportunity Investments Corp.	17,819	355,489
Rexford Industrial Realty Inc.	12,422	362,226
RLJ Lodging Trust	26,989	592,948
RMR Group Inc., The Class A	1,154	68,432
Ryman Hospitality Properties Inc.	7,013	484,037
Sabra Health Care REIT Inc.	28,219	529,671
Safety, Income and Growth Inc.	1,413	24,869
Saul Centers Inc.	1,825	112,694
Select Income REIT	10,426	262,005
Seritage Growth Properties Class A	3,953	159,938
St. Joe Co., The (a)	6,744	121,729
STAG Industrial Inc.	14,589	398,717
Stratus Properties Inc.	965	28,661
Summit Hotel Properties Inc.	16,688	254,158
Sunstone Hotel Investors Inc.	36,295	599,956
Tejon Ranch Co. (a)	2,733	56,737
Terreno Realty Corp.	8,366	293,312
Tier REIT Inc.	7,826	159,572
Transcontinental Realty Investors Inc. (a)	242	7,579
Trinity Place Holdings Inc. (a)	3,513	24,415
UMH Properties Inc.	4,571	68,108
Universal Health Realty Income Trust	2,044	153,525
Urban Edge Properties	15,952	406,616
Urstadt Biddle Properties Inc. Class A	4,421	96,113
Washington Prime Group Inc.	29,342	208,915
Washington Real Estate Investment Trust	12,587	391,707
Whitestone REIT	6,141	88,492
Xenia Hotels & Resorts Inc.	17,500	377,825

		22,472,043

Telecommunication Services (0.75%)
ATN International Inc.	1,722	95,158
Boingo Wireless Inc. (a)	5,795	130,386
Cincinnati Bell Inc. (a)	6,379	133,002
Cogent Communications Holdings Inc.	6,652	301,336
Consolidated Communications Holdings Inc.	10,625	129,519
Frontier Communications Corp.	12,792	86,474
General Communication Inc. Class A (a)	4,330	168,957
Globalstar Inc. (a)	89,083	116,699
Hawaiian Telcom Holdco Inc. (a)	1,056	32,588
IDT Corp. Class B	2,681	28,419
Intelsat SA (a)	4,698	15,926
Iridium Communications Inc. (a)	13,756	162,321
Ooma Inc. (a)	2,755	32,922
Orbcomm Inc. (a)	10,651	108,427
pdvWireless Inc. (a)	1,646	52,837
Shenandoah Telecommunications Co.	7,296	246,605

70	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Telecommunication Services (Cont.)
Spok Holdings Inc.	3,410	$53,367
Straight Path Communications Inc. Class B (a)	1,579	287,046
Vonage Holdings Corp. (a)	32,555	331,084
Windstream Holdings Inc.	30,113	55,709

		2,568,782

Utilities (3.49%)
ALLETE Inc.	8,170	607,522
American States Water Co.	5,904	341,901
AquaVenture Holdings Ltd. (a)	1,861	28,883
Artesian Resources Corp. Class A	1,217	46,928
Atlantic Power Corp. (a)	20,150	47,353
Avista Corp.	10,340	532,407
Black Hills Corp.	8,548	513,820
Cadiz Inc. (a)	3,363	47,923
California Water Service Group	7,621	345,612
Chesapeake Utilities Corp.	2,563	201,324
Connecticut Water Service Inc.	1,803	103,510
Consolidated Water Co. Ltd. Ordinary Shares	2,504	31,550
Dynegy Inc. (a)	18,028	213,632
El Paso Electric Co.	6,584	364,424
Evoqua Water Technologies Corp. (a)	4,795	113,689
Genie Energy Ltd. Class B	1,922	8,380
Global Water Resources Inc.	1,267	11,834
Idacorp Inc.	8,105	740,473
MGE Energy Inc.	5,667	357,588
Middlesex Water Co.	2,585	103,167
New Jersey Resources Corp.	13,882	558,056
Northwest Natural Gas Co.	4,613	275,165
NorthWestern Corp.	7,758	463,153
NRG Yield Inc. Class A	5,895	111,121
NRG Yield Inc. Class C	10,339	195,407
ONE Gas Inc.	8,359	612,380
Ormat Technologies Inc.	6,439	411,838
Otter Tail Corp.	6,262	278,346
Pattern Energy Group Inc.	12,095	259,922
PNM Resources Inc.	12,745	515,535
Portland General Electric Co.	14,324	652,888
Pure Cycle Corp. (a)	2,648	22,111
RGC Resources Inc.	1,038	28,109
SJW Group	2,575	164,362
South Jersey Industries Inc.	12,993	405,771
Southwest Gas Holdings Inc.	7,545	607,222
Spark Energy Inc. Class A	1,626	20,162
Spire Inc.	7,527	565,654
TerraForm Power Inc. Class A	8,240	98,550
Unitil Corp.	2,266	103,375
WGL Holdings Inc.	8,198	703,716
York Water Co., The	2,058	69,766

		11,884,529

Total Common Stocks
(cost $234,943,219)		335,522,679

	Shares	Value
Short-term Investments (1.22%)
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.21% (d)	4,133,441	$4,133,441

Total Short-term Investments
(cost $4,133,441)		4,133,441

TOTAL INVESTMENTS (99.80%)
(cost $239,076,660)		339,656,120
CASH (e) AND OTHER ASSETS, NET OF LIABILITIES (0.20%)		696,978

NET ASSETS (100.00%)		$340,353,098

(a)	Non-income producing security.

(b)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security.

(c)	Security was valued using significant unobservable inputs.

(d)	Rate shown is the 7-day yield as of December 31, 2017.

(e)	At December 31, 2017, cash in the amount of $173,400 has been pledged to cover, in whole or in part, margin requirements for open futures contracts.

See accompanying notes to financial statements.	71

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

OPEN FUTURES CONTRACTS

Description	Contracts Purchased	Expiration	Notional Value	Market Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	60	March 2018	$4,581,130	$4,609,500	$28,370

72	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

	Shares	Value
Common Stocks (a) (98.80%)
Australia (6.87%)
AGL Energy Ltd.	14,700	$279,401
Alumina Ltd.	54,688	103,689
Amcor Ltd.	24,063	289,513
AMP Ltd.	60,273	244,075
APA Group	25,201	163,794
Aristocrat Leisure Ltd.	12,390	229,115
ASX Ltd.	4,386	187,741
Aurizon Holdings Ltd.	45,360	175,545
AusNet Services	36,202	50,985
Australia & New Zealand Banking Group Ltd.	64,153	1,438,592
Bank of Queensland Ltd.	8,650	85,849
Bendigo and Adelaide Bank Ltd.	9,875	89,917
BGP Holdings PLC (b)(c)(d)	253,848	0
BHP Billiton Ltd.	69,727	1,608,741
BlueScope Steel Ltd.	12,807	153,587
Boral Ltd.	26,287	159,776
Brambles Ltd.	34,696	272,611
Caltex Australia Ltd.	6,118	162,540
Challenger Ltd.	11,958	130,903
CIMIC Group Ltd.	2,409	96,707
Coca-Cola Amatil Ltd.	13,053	86,671
Cochlear Ltd.	1,225	163,663
Commonwealth Bank of Australia	37,929	2,377,591
Computershare Ltd.	10,387	132,103
Crown Resorts Ltd.	8,586	87,224
CSL Ltd.	9,942	1,096,099
Dexus	21,324	162,221
Domino’s Pizza Enterprises Ltd.	1,384	50,430
Flight Centre Travel Group Ltd.	1,134	39,144
Fortescue Metals Group Ltd.	35,894	136,671
Goodman Group	40,027	262,966
GPT Group	38,305	152,725
Harvey Norman Holdings Ltd.	13,901	45,229
Healthscope Ltd.	39,125	64,107
Incitec Pivot Ltd.	40,008	121,743
Insurance Australia Group Ltd.	52,953	299,132
James Hardie Industries PLC	9,491	167,509
LendLease Group	12,857	164,018
Macquarie Group Ltd.	7,232	562,189
Medibank Private Ltd.	64,241	164,908
Mirvac Group	86,117	157,903
National Australia Bank Ltd.	59,567	1,374,330
Newcrest Mining Ltd.	17,517	311,896
Oil Search Ltd.	30,677	186,459
Orica Ltd.	8,751	123,586
Origin Energy Ltd. (c)	39,234	288,368
QBE Insurance Group Ltd.	31,214	260,109
Ramsay Health Care Ltd.	2,962	162,054
REA Group Ltd.	1,076	64,351
Rio Tinto Ltd.	9,003	532,534
Santos Ltd. (c)	41,234	175,342
Scentre Group	119,795	391,640
Seek Ltd.	7,827	116,094
Sonic Healthcare Ltd.	8,775	156,515
South32 Ltd.	119,074	324,247

	Shares	Value
Common Stocks (Cont.)
Australia (Cont.)
Stockland	53,807	$188,084
Suncorp Group Ltd.	28,857	312,067
Sydney Airport	25,709	141,419
Tabcorp Holding Ltd.	42,399	184,601
Telstra Corp. Ltd.	93,104	263,699
TPG Telecom Ltd.	6,552	33,587
Transurban Group	48,556	470,921
Treasury Wine Estates Ltd.	16,551	206,106
Vicinity Centres	77,400	164,265
Wesfarmers Ltd.	24,503	849,243
Westfield Corp.	44,156	326,956
Westpac Banking Corp.	74,943	1,833,169
Woodside Petroleum Ltd.	18,708	482,866
Woolworths Group Ltd.	28,336	603,580

		22,945,415

Austria (0.25%)
Andritz AG	1,628	91,974
Erste Group Bank AG	6,580	285,049
OMV AG	3,294	208,800
Raiffeisen Bank International AG (c)	2,781	100,771
VoestAlpine AG	2,521	150,772

		837,366

Belgium (1.10%)
Ageas	4,159	203,175
Anheuser-Busch InBev SA/NV	16,783	1,875,365
Colruyt SA	1,370	71,275
Groupe Bruxelles Lambert SA	1,747	188,631
KBC Group NV	5,577	475,837
Proximus SA	3,471	113,904
Solvay SA	1,649	229,314
Telenet Group Holding NV (c)	1,205	83,988
UCB SA	2,709	215,111
Umicore SA	4,436	210,000

		3,666,600

Denmark (1.81%)
A.P. Moller-Maersk A/S Class A	87	145,264
A.P. Moller-Maersk A/S Class B	142	248,083
Carlsberg A/S Class B	2,393	287,328
Chr. Hansen Holding A/S	2,161	202,702
Coloplast A/S Class B	2,733	217,373
Danske Bank A/S	16,502	642,559
DSV A/S	4,109	323,570
Genmab A/S (c)	1,284	212,941
H. Lundbeck A/S	1,547	78,538
ISS A/S	3,768	145,930
Novo Nordisk A/S Class B	41,044	2,212,713
Novozymes A/S B Shares	5,186	296,297
Orsted A/S (e)	3,946	215,403
Pandora A/S	2,187	238,097
TDC A/S	19,120	117,499
Tryg A/S	2,530	63,284
Vestas Wind Systems A/S	4,814	332,690

See accompanying notes to financial statements.	73

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Denmark (Cont.)
William Demant Holding A/S (c)	2,670	$74,660

		6,054,931

Finland (0.93%)
Elisa OYJ	3,022	118,641
Fortum OYJ	10,232	202,568
Kone Corp. OYJ Class B	7,593	407,966
Metso OYJ	2,533	86,527
Neste OYJ	2,871	183,778
Nokia OYJ	127,471	595,572
Nokian Renkaat OYJ	2,726	123,636
Orion OYJ Class B	2,307	86,031
Sampo OYJ A Shares	9,979	548,377
Stora Enso OYJ R Shares	12,578	199,512
UPM-Kymmene OYJ	11,684	363,233
Wartsila OYJ Class B	3,161	199,497

		3,115,338

France (10.60%)
Accor SA	4,093	211,172
Aeroports de Paris (ADP)	670	127,418
Air Liquide SA	9,567	1,205,865
Airbus SE	12,689	1,263,666
Alstom SA	3,480	144,492
Amundi SA (e)	1,149	97,400
ArcelorMittal (c)	14,857	483,356
Arkema	1,522	185,448
AtoS	2,115	307,948
AXA SA	43,394	1,287,859
BioMerieux	730	65,420
BNP Paribas SA	24,746	1,848,294
Bollore	20,469	111,206
Bouygues SA	4,634	240,808
Bureau Veritas SA	6,094	166,638
Capgemini SE	3,581	424,897
Carrefour SA	12,671	274,267
Casino Guichard Perrachon SA	1,331	80,744
Cie Generale des Etablissements Michelin Class B	3,826	548,809
CNP Assurances	4,035	93,221
Compagnie de Saint-Gobain	11,229	619,494
Credit Agricole SA	25,267	418,369
Danone	13,203	1,108,121
Dassault Aviation SA	51	79,422
Dassault Systemes SA	2,809	298,582
Edenred	4,993	144,859
Eiffage SA	1,548	169,652
Electricite de France	12,340	154,280
Engie	38,128	655,795
Essilor International SA	4,630	638,582
Eurazeo SA	1,024	94,606
Eurofins Scientific SE	246	149,825
Eutelsat Communications	3,625	83,923
Faurecia	1,427	111,515
Fonciere des Regions	716	81,167
Gecina SA	1,060	195,736

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
Getlink SE	11,022	$141,769
Hermes International	712	381,228
ICADE	798	78,446
Iliad SA	589	141,166
Imerys SA	864	81,420
Ingenico Group	1,300	138,838
Ipsen SA	841	100,473
JC Decaux SA	1,551	62,538
Kering	1,695	799,262
Klepierre SA	4,698	206,677
Lagardere SCA	2,775	89,000
Legrand SA	5,965	459,414
L’Oreal SA	5,605	1,243,817
LVMH Moet Hennessy Louis Vuitton SE	6,237	1,836,441
Natixis SA	21,249	168,169
Orange	44,786	777,835
Pernod Ricard SA	4,733	749,329
Peugeot SA	12,166	247,498
Publicis Groupe	4,548	309,134
Remy Cointreau SA	547	75,805
Renault SA	3,969	399,596
Rexel SA	6,337	114,964
Safran SA	7,123	734,232
Sanofi	25,094	2,163,333
Schneider Electric SE (Paris)	12,581	1,069,653
SCOR SE	3,627	145,983
SEB SA	508	94,141
SES	8,191	127,862
Societe BIC SA	636	69,946
Societe Generale	16,956	875,837
Sodexo	2,043	274,667
STMicroelectronics NV	13,967	305,085
Suez	8,222	144,673
Teleperformance	1,092	156,508
Thales SA	2,380	256,665
Total SA	52,239	2,886,051
UbiSoft Entertainment SA (c)	1,277	98,276
Unibail-Rodamco SE (Amsterdam)	2,199	554,078
Valeo SA	5,199	388,441
Veolia Environnement	10,767	274,846
Vinci SA	11,206	1,144,885
Vivendi	23,144	622,588
Wendel	683	118,335
Zodiac Aerospace	4,687	140,199

		35,421,959

Germany (9.18%)
adidas AG	4,127	827,690
Allianz SE Reg.	9,918	2,278,870
Axel Springer SE	996	77,834
BASF SE	20,164	2,219,536
Bayer AG Reg.	18,249	2,277,189
Bayerische Motoren Werke (BMW) AG	7,253	755,639
Beiersdorf AG	2,283	268,173
Brenntag AG	3,407	215,718

74	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Germany (Cont.)
Commerzbank AG (c)	23,267	$349,101
Continental AG	2,462	664,804
Covestro AG (e)	2,667	275,296
Daimler AG Registered Shares	21,237	1,804,069
Deutsche Bank AG Reg.	45,418	865,104
Deutsche Boerse AG	4,289	498,148
Deutsche Lufthansa AG Reg.	5,099	187,946
Deutsche Post AG	21,691	1,034,531
Deutsche Telekom AG	73,210	1,299,607
Deutsche Wohnen SE	7,718	337,636
Drillisch AG	1,121	92,578
E.ON SE	49,364	536,677
Evonik Industries AG	3,667	138,023
Fraport AG	916	100,960
Fresenius Medical Care AG & Co. KGaA	4,669	491,752
Fresenius SE & Co. KGaA	9,230	720,625
GEA Group AG	3,975	190,824
Hannover Rueck SE	1,339	168,532
HeidelbergCement AG	3,346	362,326
Henkel AG & Co. KGaA	2,387	286,404
Hochtief AG	426	75,444
Hugo Boss AG	1,417	120,611
Infineon Technologies AG	25,359	694,800
Innogy SE (e)	3,127	122,594
K+S AG Reg.	4,396	109,473
KION Group AG	1,588	137,148
Lanxess AG	1,938	154,145
Linde AG Tender Shares (c)	4,157	970,870
MAN AG	640	73,258
Merck KGaA	2,852	307,122
Metro AG (c)	3,815	76,214
MTU Aero Engines AG	1,095	196,287
Muenchener Rueckversicherungs- Gesellschaft AG Reg.	3,391	735,416
Osram Licht AG	2,130	191,497
ProSiebenSat.1 Media SE	5,053	174,034
QIAGEN NV	4,794	150,647
RTL Group SA	864	69,529
RWE AG (c)	11,474	234,040
SAP SE	21,694	2,432,460
Siemens AG Reg.	16,862	2,349,930
Symrise AG	2,828	243,019
Telefonica Deutschland Holding AG	16,784	84,299
ThyssenKrupp AG	9,131	265,295
Uniper SE	4,277	133,426
United Internet AG Reg.	2,732	187,960
Volkswagen AG	728	147,358
Vonovia SE	10,430	517,972
Wirecard AG	2,552	284,982
Zalando SE (c)(e)	2,489	131,746

		30,697,168

Hong Kong (3.55%)
AIA Group Ltd.	265,754	2,267,099
ASM Pacific Technology Ltd.	5,900	82,238

	Shares	Value
Common Stocks (Cont.)
Hong Kong (Cont.)
Bank of East Asia Ltd., The	26,825	$116,222
BOC Hong Kong Holdings Ltd.	81,500	413,089
CK Asset Holdings Ltd.	58,159	508,426
CK Hutchison Holdings Ltd.	58,159	730,258
CK Infrastructure Holdings Ltd.	15,000	128,922
CLP Holdings Ltd.	36,783	376,406
First Pacific Company Ltd.	58,500	39,685
Galaxy Entertainment Group Ltd.	51,000	409,287
Hang Lung Group Ltd.	20,000	73,597
Hang Lung Properties Ltd.	45,000	110,011
Hang Seng Bank Ltd.	17,074	423,963
Henderson Land Development Co. Ltd.	26,477	174,529
HK Electric Investments (e)	60,000	54,909
HKT Trust and HKT Ltd.	85,100	108,487
Hong Kong & China Gas Co. Ltd.	187,095	366,870
Hong Kong Exchanges & Clearing Ltd.	25,807	792,095
Hongkong Land Holdings Ltd.	22,000	154,880
Hysan Development Co. Ltd.	13,000	68,970
Jardine Matheson Holdings Ltd.	4,800	291,600
Jardine Strategic Holdings Ltd.	5,000	197,900
Kerry Properties Ltd.	14,000	62,986
Kingston Financial Group Ltd.	86,000	82,556
Li & Fung Ltd.	132,000	72,481
Link REIT	50,000	463,659
Melco Resorts & Entertainment Ltd. ADR	5,544	160,998
MGM China Holdings Ltd.	23,600	71,439
Minth Group Ltd.	14,000	84,489
MTR Corporation Ltd.	32,500	190,519
New World Development Company Ltd.	125,445	188,500
NWS Holdings Ltd.	38,254	69,038
PCCW Ltd.	101,000	58,690
Power Assets Holdings Ltd.	30,500	257,457
Sands China Ltd.	52,400	270,623
Shangri-La Asia Ltd.	26,960	61,216
Sino Land Co. Ltd.	73,311	129,866
SJM Holdings Ltd.	48,000	43,006
Sun Hung Kai Properties Ltd.	32,000	534,094
Swire Pacific Ltd. Class A	11,000	101,864
Swire Properties Ltd.	26,400	85,152
Techtronic Industries Company Ltd.	30,500	198,900
WH Group Ltd. (e)	181,000	204,333
Wharf Holdings Ltd., The	26,953	93,145
Wharf Real Estate Investment Co. (c)	26,953	179,391
Wheelock and Co. Ltd.	18,000	128,557
Wynn Macau Ltd.	34,800	110,241
Yue Yuen Industrial Holdings Ltd.	18,500	72,696

		11,865,339

Ireland (0.49%)
AIB Group PLC	17,140	113,110
Bank of Ireland Group PLC (c)	20,765	176,771
CRH PLC (Dublin)	18,744	673,687

See accompanying notes to financial statements.	75

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Ireland (Cont.)
Kerry Group PLC Class A (Dublin)	3,483	$390,744
Paddy Power Betfair PLC	1,839	218,887
Ryanair Holdings PLC (c)	3,546	64,033

		1,637,232

Israel (0.46%)
Azrieli Group Ltd.	1,155	64,547
Bank Hapoalim B.M.	21,862	160,549
Bank Leumi Le-Israel	33,941	204,298
Bezeq The Israeli Telecommunication Corporation Ltd.	43,210	65,296
Check Point Software Technologies Ltd. (c)	2,958	306,508
Elbit Systems Ltd.	529	70,665
Frutarom Industries Ltd.	861	80,682
Israel Chemicals Ltd.	10,564	42,776
Mizrahi Tefahot Bank Ltd.	2,895	53,326
NICE Ltd.	1,258	114,952
Teva Pharmaceutical Industries Ltd. Sponsored ADR	20,359	385,803

		1,549,402

Italy (2.33%)
Assicurazioni Generali SpA	27,911	509,033
Atlantia SpA	10,158	320,790
CNH Industrial NV	21,818	292,412
Davide Campari-Milano SpA	10,584	81,846
Enel SpA	181,915	1,119,728
Eni SpA	56,446	934,628
EXOR NV	2,361	144,758
Ferrari NV (Italy)	2,743	287,814
Fiat Chrysler Automobiles NV (Italy) (c)	23,923	427,977
Intesa Sanpaolo	292,027	970,576
Intesa Sanpaolo RSP	21,892	69,870
Leonardo SpA	8,953	106,563
Luxottica Group SpA	3,821	234,504
Mediobanca SpA	12,371	140,418
Poste Italiane SpA (e)	11,781	88,700
Prysmian SpA	4,308	140,544
Recordati SpA	2,339	104,007
Snam SpA	50,835	248,857
Telecom Italia SpA (c)	256,367	221,627
Telecom Italia SpA RSP	135,587	96,960
Tenaris SA	10,447	164,958
Terna - Rete Elettrica Nationale SpA	31,470	182,906
UniCredit SpA (c)	44,769	836,896
UnipolSai SpA	21,345	49,864

		7,776,236

Japan (23.88%)
ABC-Mart Inc.	600	34,453
ACOM Co. Ltd. (c)	10,300	43,421
Aeon Co. Ltd.	13,700	231,322
Aeon Credit Service Co. Ltd.	2,100	48,905
Aeon Mall Co. Ltd.	2,800	54,770
Air Water Inc.	3,000	63,315

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Aisin Seiki Co. Ltd.	4,000	$224,717
Ajinomoto Co. Inc.	12,000	225,889
Alfresa Holdings Corp.	4,000	93,969
All Nippon Airways Co. Ltd.	2,700	112,769
Alps Electric Co. Ltd.	4,000	114,311
Amada Holdings Co. Ltd.	7,900	107,548
Aozora Bank Ltd.	2,400	93,401
Asahi Glass Co. Ltd.	4,600	199,228
Asahi Group Holdings Ltd.	8,700	431,622
Asahi Kasei Corp.	27,300	352,168
ASICS Corp.	3,600	57,383
Astellas Pharma Inc.	46,200	589,211
Bandai Namco Holdings Inc.	4,700	153,712
Bank of Kyoto Ltd., The	1,200	62,516
Benesse Holdings Inc.	1,700	59,973
Bridgestone Corp.	14,600	678,720
Brother Industries Ltd.	5,600	138,167
CALBEE Inc.	1,600	52,043
Canon Inc.	22,800	849,878
Casio Computer Co. Ltd.	4,300	61,862
Central Japan Railway Co.	3,200	573,117
Chiba Bank Ltd., The	16,000	133,197
Chubu Electric Power Co. Inc.	14,800	183,957
Chugai Pharmaceutical Co. Ltd.	5,000	256,046
Chugoku Electric Power Company Inc., The	6,500	69,860
Coca-Cola Bottlers Japan Inc.	2,800	102,259
Concordia Financial Group Ltd.	27,000	162,947
Credit Saison Co. Ltd.	3,200	58,221
Cyberdyne Inc. (c)	2,300	39,621
Dai Nippon Printing Co. Ltd.	6,000	133,819
Daicel Chemical Industries Ltd.	7,000	79,645
Daifuku Co. Ltd.	2,000	108,986
Dai-ichi Life Holdings Inc.	24,100	497,079
Daiichi Sankyo Co. Ltd.	12,713	331,379
Daikin Industries Ltd.	5,600	662,756
Daito Trust Construction Co. Ltd.	1,500	305,858
Daiwa House Industry Co. Ltd.	12,800	491,552
Daiwa House REIT Investment Co.	31	73,652
Daiwa Securities Group Inc.	36,000	225,857
DeNA Co. Ltd.	2,400	49,480
Denso Corp.	10,700	642,237
Dentsu Inc.	4,900	207,655
Disco Corp.	600	133,499
Don Quijote Holdings Co. Ltd.	2,800	146,368
East Japan Railway Co.	7,100	692,829
Eisai Co. Ltd.	6,000	341,655
Electric Power Development Co. Ltd.	3,280	88,350
FamilyMart UNY Holdings Co. Ltd.	1,900	133,215
Fanuc Corp.	4,300	1,032,687
Fast Retailing Co. Ltd.	1,100	438,438
Fuji Electric Co. Ltd.	13,000	97,954
FUJIFILM Holdings Corp.	9,200	376,002
Fujitsu Ltd.	44,000	313,457
Fukuoka Financial Group Inc.	18,000	101,123
Hachijuni Bank Ltd., The	10,000	57,422

76	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Hakuhodo DY Holdings Inc.	4,800	$62,324
Hamamatsu Photonics KK	3,400	114,364
Hankyu Hanshin Holdings Inc.	5,200	209,061
Hikari Tsushin Inc.	400	57,511
Hino Motors Ltd.	6,000	77,746
Hirose Electric Co. Ltd.	700	102,321
Hisamitsu Pharmaceutical Co. Inc.	1,200	72,740
Hitachi Chemical Co. Ltd.	2,500	64,211
Hitachi Construction Machinery Co. Ltd.	2,400	87,224
Hitachi High-Technologies Corp.	1,500	63,235
Hitachi Ltd.	107,000	833,684
Hitachi Metals Ltd.	5,000	71,799
Honda Motor Co. Ltd.	37,400	1,281,906
Hoshizaki Corp.	1,100	97,528
Hoya Corp.	8,700	434,556
Hulic Company Ltd.	5,900	66,292
Idemitsu Kosan Co. Ltd.	2,800	112,447
IHI Corp.	3,200	106,501
Iida Group Holdings Co. Ltd.	3,000	56,579
INPEX Corp.	20,700	258,853
Isetan Mitsukoshi Holdings Ltd.	7,880	97,700
Isuzu Motors Ltd.	12,300	205,992
Itochu Corp.	33,700	628,987
J. Front Retailing Co. Ltd.	5,700	107,398
Japan Airlines Co. Ltd.	1,900	74,331
Japan Airport Terminal Co. Ltd.	1,000	37,098
Japan Exchange Group Inc.	11,600	201,887
Japan Post Bank Co. Ltd.	9,300	121,084
Japan Post Holdings Co. Ltd.	32,500	372,665
Japan Prime Realty Investment Corp.	19	60,368
Japan Real Estate Investment Corp.	28	132,949
Japan Retail Fund Investment Corp.	57	104,515
Japan Tobacco Inc.	23,600	760,520
JFE Holdings Inc.	11,300	271,381
JGC Corp.	5,000	96,694
JSR Corp.	3,900	76,771
JTEKT Corp.	5,100	87,629
JXTG Holdings Inc.	68,950	444,878
Kajima Corp.	20,000	192,412
Kakaku.com Inc.	3,100	52,412
Kamigumi Co. Ltd.	3,000	66,377
Kaneka Corp.	7,000	63,927
Kansai Electric Power Company Inc., The	15,500	189,838
Kansai Paint Co. Ltd.	4,600	119,537
Kao Corp.	11,100	750,574
Kawasaki Heavy Industries Ltd.	3,400	119,343
KDDI Corp.	40,500	1,008,052
Keihan Holdings Co. Ltd.	2,200	64,824
Keikyu Corp.	5,000	96,073
Keio Corp.	2,400	105,542
Keisei Electric Railway Co. Ltd.	3,000	96,383
Keyence Corp.	2,128	1,192,096
Kikkoman Corp.	3,000	121,411
Kintetsu Group Holdings Co. Ltd.	4,100	157,195
Kirin Holdings Co. Ltd.	19,400	489,068

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Kobe Steel Ltd. (c)	7,200	$66,776
Koito Manufacturing Company Ltd.	2,600	182,756
Komatsu Ltd.	20,600	745,567
Konami Holdings Corp.	2,000	110,051
Konica Minolta Holdings Inc.	10,000	96,206
KOSE Corp.	700	109,279
Kubota Corp.	23,900	468,667
Kuraray Co. Ltd.	7,600	143,400
Kurita Water Industries Ltd.	2,400	77,959
Kyocera Corp.	7,100	464,596
Kyowa Hakko Kirin Co. Ltd.	5,900	114,099
Kyushu Electric Power Co. Inc.	10,000	104,815
Kyushu Financial Group Inc.	6,100	36,922
Kyushu Railway Co.	3,600	111,666
Lawson Inc.	1,100	73,122
LINE Corp. (c)	1,000	40,781
Lion Corp.	5,000	94,742
LIXIL Group Corp.	6,100	165,121
M3 Inc.	4,600	161,873
Mabuchi Motor Co. Ltd.	1,200	65,072
Makita Corp.	5,200	218,522
Marubeni Corp.	36,500	264,368
Marui Group Co. Ltd.	4,600	84,223
Maruichi Steel Tube Ltd.	1,100	32,217
Mazda Motor Corp.	12,300	165,001
McDonald’s Holdings Company (Japan) Ltd.	1,600	70,362
Mebuki Financial Group Inc.	21,180	89,664
Medipal Holdings Corp.	4,100	80,308
MEIJI Holdings Company Ltd.	2,600	221,291
Minebea Mitsumi Inc.	8,600	180,358
MISUMI Group Inc.	6,200	180,484
Mitsubishi Chemical Holdings Corp.	32,000	351,169
Mitsubishi Corp.	32,600	900,677
Mitsubishi Electric Corp.	43,000	714,218
Mitsubishi Estate Company Ltd.	28,000	487,065
Mitsubishi Gas Chemical Co. Inc.	4,100	117,715
Mitsubishi Heavy Industries Ltd.	7,200	269,022
Mitsubishi Materials Corp.	2,500	88,973
Mitsubishi Motors Corp.	14,400	104,030
Mitsubishi Tanabe Pharma Corp.	4,700	97,274
Mitsubishi UFJ Financial Group Inc.	264,060	1,936,713
Mitsubishi UFJ Lease & Finance Co. Ltd.	11,600	69,080
Mitsui & Co. Ltd.	38,100	619,474
Mitsui Chemicals Inc.	4,000	128,689
Mitsui Fudosan Co. Ltd.	20,000	448,192
Mitsui OSK Lines Ltd.	2,500	83,426
mixi Inc.	800	35,926
Mizuho Financial Group Inc.	523,800	951,138
MS&AD Insurance Group Holdings Inc.	10,600	358,805
Murata Manufacturing Co. Ltd.	4,100	550,184
Nabtesco Corp.	2,400	92,017
Nagoya Railroad Co. Ltd.	4,000	100,714
NEC Corp.	5,600	151,089
Nexon Co. Ltd. (c)	4,500	130,996
NGK Insulators Ltd.	6,000	113,317

See accompanying notes to financial statements.	77

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
NGK Spark Plug Co. Ltd.	4,000	$97,235
NH Foods Ltd.	4,000	97,555
Nidec Corp.	5,200	729,638
Nikon Corp.	7,900	159,157
Nintendo Co. Ltd.	2,500	913,912
Nippon Building Fund Inc.	30	146,705
Nippon Electric Glass Co. Ltd.	2,000	76,326
Nippon Express Co. Ltd.	1,800	119,654
Nippon Paint Co. Ltd.	3,400	107,575
Nippon Prologis REIT Inc.	35	74,023
Nippon Steel Corp.	17,000	436,184
Nippon Telegraph & Telephone Corp.	14,900	700,998
Nippon Yusen KK (c)	3,800	92,711
Nissan Chemical Industries Ltd.	2,800	111,702
Nissan Motor Co. Ltd.	51,900	517,503
Nisshin Seifun Group Inc.	4,400	88,879
Nissin Foods Holdings Co. Ltd.	1,200	87,650
Nitori Holdings Co. Ltd.	1,800	256,641
Nitto Denko Corp.	3,700	328,706
NOK Corp.	2,100	49,036
Nomura Holdings Inc.	81,300	479,899
Nomura Real Estate Holdings Inc.	2,700	60,530
Nomura Real Estate Master Fund Inc.	81	100,572
Nomura Research Institute Ltd.	2,970	138,121
NSK Ltd.	8,000	125,955
NTT Data Corp.	14,000	166,372
NTT DoCoMo Inc.	30,500	720,306
Obayashi Corp.	14,000	169,479
OBIC Co. Ltd.	1,100	80,834
Odakyu Electric Railway Co. Ltd.	6,500	139,028
Oji Paper Co. Ltd.	17,000	113,157
Olympus Corp.	6,700	256,880
OMRON Corp.	4,300	256,454
Ono Pharmaceutical Co. Ltd.	9,500	221,407
Oracle Corp. Japan	900	74,604
Oriental Land Co. Ltd.	4,900	446,621
Orix Corp.	29,500	498,627
Osaka Gas Co. Ltd.	8,600	165,627
OTSUKA Corp.	1,200	92,017
Otsuka Holdings Co. Ltd.	8,600	377,660
Panasonic Corp.	49,100	718,797
Park24 Co. Ltd.	2,000	47,872
Persol Holdings Co. Ltd.	3,200	80,202
Pola Orbis Holdings Inc.	2,000	70,202
Rakuten Inc.	21,300	195,183
Recruit Holdings Co Ltd.	24,200	601,376
Renesas Electronics Corp. (c)	11,200	130,513
Resona Holdings Inc.	49,400	295,107
Ricoh Co. Ltd.	15,100	140,312
RINNAI Corp.	800	72,421
Rohm Co. Ltd.	2,100	232,598
Ryohin Keikaku Co. Ltd.	500	155,758
Sankyo Co. Ltd.	1,000	31,462
Santen Pharmaceutical Co. Ltd.	8,100	127,314
SBI Holdings Inc.	4,345	90,853
Secom Co. Ltd.	4,700	354,852

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Sega Sammy Holdings Inc.	4,068	$50,473
Seibu Holdings Inc.	3,900	73,760
Seiko Epson Corp.	6,200	146,313
Sekisui Chemical Co. Ltd.	9,100	182,686
Sekisui House Ltd.	13,100	236,655
Seven & I Holdings Co. Ltd.	16,040	666,655
Seven Bank Ltd.	14,000	47,961
Sharp Corp. (c)	3,400	116,778
Shimadzu Corp.	5,600	127,333
Shimamura Co. Ltd.	500	55,026
Shimano Inc.	1,500	211,005
Shimizu Corp.	12,000	123,967
Shin-Etsu Chemical Co. Ltd.	8,600	873,929
Shinsei Bank Ltd.	3,900	67,460
Shionogi & Co. Ltd.	6,700	362,546
Shiseido Co. Ltd.	8,600	415,670
Shizuoka Bank Ltd., The	12,000	123,967
Showa Shell Sekiyu KK	4,300	58,389
SMC Corp.	1,200	493,952
SoftBank Group Corp.	18,100	1,432,900
Sohgo Security Services Co. Ltd.	1,600	87,047
Sompo Holdings Inc.	8,000	309,847
Sony Corp.	27,800	1,254,115
Sony Financial Holdings Inc.	4,200	74,402
Stanley Electric Co. Ltd.	3,200	129,931
START TODAY Co. Ltd.	3,900	118,549
Subaru Corp.	13,800	438,832
SUMCO Corp.	5,000	128,156
Sumitomo Chemical Co. Ltd.	33,000	237,231
Sumitomo Corp.	25,900	440,191
Sumitomo Dainippon Pharma Co. Ltd.	3,700	54,970
Sumitomo Electric Industries Ltd.	16,900	285,729
Sumitomo Heavy Industries Ltd.	2,400	101,602
Sumitomo Metal Mining Co. Ltd.	5,500	252,753
Sumitomo Mitsui Financial Group Inc.	29,200	1,261,554
Sumitomo Mitsui Trust Holdings Inc.	6,900	273,918
Sumitomo Realty & Development Co. Ltd.	8,000	262,915
Sumitomo Rubber Industries Ltd.	3,700	68,828
Sundrug Co. Ltd.	1,600	74,409
Suntory Beverage & Food Ltd.	3,300	146,732
Suruga Bank Ltd.	4,000	85,804
Suzuken Co. Ltd.	1,800	74,045
Suzuki Motor Corp.	7,700	446,521
Sysmex Corp.	3,500	275,527
T&D Holdings Inc.	10,700	182,994
Taiheiyo Cement Corp.	2,600	112,261
Taisei Corp.	4,200	209,115
Taisho Pharmaceutical Holdings Co. Ltd.	700	55,913
Taiyo Nippon Sanso Corp.	3,000	41,988
Takashimaya Co. Ltd.	6,000	63,155
Takeda Pharmaceutical Company Ltd.	15,400	874,865
TDK Corp.	2,900	231,382
Teijin Ltd.	4,600	102,472
Terumo Corp.	7,200	341,229

78	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
THK Co. Ltd.	2,400	$90,100
Tobu Railway Co. Ltd.	4,400	142,143
Toho Co. Ltd.	2,700	93,574
Toho Gas Co. Ltd.	1,400	38,394
Tohoku Electric Power Co. Inc.	9,800	125,332
Tokio Marine Holdings Inc.	14,600	666,151
Tokyo Electric Power Company Holdings Inc. (c)	33,600	132,998
Tokyo Electron Ltd.	3,500	633,681
Tokyo Gas Co. Ltd.	8,800	201,383
Tokyo Tatemono Co. Ltd.	5,000	67,539
Tokyu Corp.	12,000	191,489
Tokyu Fudosan Holdings Corp.	11,900	86,075
Toppan Printing Co. Ltd.	12,000	108,525
Toray Industries Inc.	33,000	311,183
Toshiba Corp. (c)	144,000	405,130
Tosoh Corp.	6,500	147,335
Toto Ltd.	3,000	177,058
Toyo Seikan Kaisha Ltd.	3,800	61,043
Toyo Suisan Kaisha Ltd.	2,000	85,467
Toyoda Gosei Co. Ltd.	1,600	40,712
Toyota Industries Corp.	3,700	237,746
Toyota Motor Corp.	57,100	3,655,312
Toyota Tsusho Corp.	4,800	193,193
Trend Micro Inc. (c)	2,700	153,122
Tsuruha Holdings Inc.	800	108,773
Unicharm Corp.	8,700	226,196
United Urban Investment Corp.	64	92,074
USS Co. Ltd.	5,200	110,115
West Japan Railway Co.	3,800	277,458
Yahoo Japan Corp.	32,200	147,747
Yakult Honsha Co. Ltd.	2,000	150,876
Yamada Denki Co. Ltd.	10,100	55,665
Yamaguchi Financial Group Inc.	5,000	59,419
Yamaha Corp.	3,500	129,221
Yamaha Motor Co. Ltd.	6,000	196,761
Yamato Holdings Co. Ltd.	8,000	160,994
Yamazaki Baking Co. Ltd.	3,000	58,496
Yaskawa Electric Corp.	5,700	251,169
Yokogawa Electric Corp.	4,800	91,932
Yokohama Rubber Company Ltd., The	2,500	61,305

		79,806,471

Netherlands (3.48%)
ABN AMRO Group NV CVA (e)	9,430	304,362
Aegon NV	38,880	247,946
AerCap Holdings NV (c)	2,918	153,516
Akzo Nobel NV	5,633	493,524
Altice NV Class A (c)	12,539	131,583
ASML Holding NV	8,529	1,485,395
Heineken Holding NV	2,568	254,169
Heineken NV	5,778	602,662
ING Groep NV	85,801	1,577,682
Koninklijke Ahold Delhaize NV	28,031	616,661
Koninklijke DSM NV	3,767	360,095
Koninklijke KPN NV	77,032	268,777

	Shares	Value
Common Stocks (Cont.)
Netherlands (Cont.)
Koninklijke Philips NV	20,480	$775,030
Koninklijke Vopak NV	1,674	73,453
NN Group NV	6,881	298,213
NXP Semiconductors NV (c)	7,596	889,415
Randstad Holding NV	2,674	164,398
Reed Elsevier NV	21,605	496,809
Royal Boskalis Westminster NV	2,079	78,402
Unilever NV CVA	35,902	2,022,675
Wolters Kluwer CVA	6,661	347,501

		11,642,268

New Zealand (0.17%)
Auckland International Airport Ltd.	20,331	93,368
Fisher & Paykel Healthcare Corporation Ltd.	10,596	107,760
Fletcher Building Ltd.	16,252	87,535
Mercury NZ Ltd.	15,055	35,956
Meridian Energy Ltd.	27,088	56,152
Ryman Healthcare Ltd.	9,616	72,169
Spark New Zealand Ltd.	39,824	102,451

		555,391

Norway (0.65%)
DnB NOR ASA	21,437	397,117
Gjensidige Forsikring ASA	4,480	84,519
Marine Harvest ASA	8,627	146,049
Norsk Hydro ASA	30,366	230,595
Orkla ASA	17,579	186,375
Schibsted ASA Class B	2,281	60,563
Statoil ASA	25,334	540,584
Telenor ASA	16,469	352,824
Yara International ASA	3,972	182,234

		2,180,860

Portugal (0.15%)
Energias de Portugal SA	54,555	188,846
Galp Energia SGPS SA	10,889	200,224
Jeronimo Martins SGPS SA	5,630	109,400

		498,470

Singapore (1.33%)
Ascendas Real Estate Investment Trust	55,562	112,998
CapitaLand Commercial Trust Ltd.	50,138	72,351
Capitaland Ltd.	58,892	155,437
CapitaLand Mall Trust	58,000	92,370
City Developments Ltd.	8,331	77,800
Comfortdelgro Corp. Ltd.	47,000	69,580
DBS Group Holdings Ltd.	39,967	742,592
Genting Singapore PLC	136,500	133,698
Global Logistic Properties Ltd.	60,100	151,435
Golden Agri-Resources Ltd.	166,702	46,117
Hutchison Port Holdings Trust	99,300	41,210
Jardine Cycle & Carriage Ltd.	2,083	63,341
Keppel Corp. Ltd.	33,202	182,463

See accompanying notes to financial statements.	79

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Singapore (Cont.)
Oversea-Chinese Banking Corporation Ltd.	68,935	$638,607
SATS Ltd.	15,200	59,098
Sembcorp Industries Ltd.	21,200	48,029
Singapore Airlines Ltd.	11,400	90,948
Singapore Exchange Ltd.	19,000	105,694
Singapore Press Holdings Ltd.	36,030	71,389
Singapore Technologies Engineering Ltd.	36,381	88,678
Singapore Telecommunications Ltd.	183,550	489,942
StarHub Ltd.	15,000	31,965
Suntec Real Estate Investment Trust	53,000	85,199
United Overseas Bank Ltd.	29,859	590,505
UOL Group Ltd.	11,046	73,257
Wilmar International Ltd.	35,800	82,711
Yangzijiang Shipbuilding Holdings Ltd.	48,000	52,757

		4,450,171

Spain (3.18%)
Abertis Infraestructuras SA	14,806	329,540
ACS Actividades de Construccion y Servicios SA	5,387	210,842
Aena SME SA (e)	1,551	314,503
Amadeus IT Group SA	9,465	682,643
Banco Bilbao Vizcaya Argentaria SA	147,042	1,254,758
Banco de Sabadell SA	118,931	236,310
Banco Santander SA	356,760	2,345,331
Bankia SA	22,540	107,827
Bankinter SA	15,383	145,886
CaixaBank SA	80,691	376,521
Enagas SA	4,514	129,283
Endesa SA	6,666	142,808
Ferrovial SA	11,219	254,752
Gas Natural SDG SA	7,857	181,474
Grifols SA	6,354	186,212
Iberdrola SA	125,091	969,584
Industria de Diseno Textil SA	23,909	833,220
International Consolidated Airlines Group SA	12,777	110,931
Mapfre SA	24,761	79,562
Red Electrica Corporacion SA	9,788	219,733
Repsol SA	26,795	474,051
Repsol SA Rights (c)	26,795	12,185
Siemens Gamesa Renewable Energy SA	5,332	73,125
Telefonica SA	99,867	973,581

		10,644,662

Sweden (2.67%)
Alfa Laval AB	6,264	147,988
Assa Abloy AB Class B	22,416	465,639
Atlas Copco AB Class A	14,966	646,214
Atlas Copco AB Class B	8,203	314,596
Boliden AB	6,118	209,276
Electrolux AB Series B	5,586	179,978
Essity Aktiebolag Class B (c)	13,326	378,510

	Shares	Value
Common Stocks (Cont.)
Sweden (Cont.)
Getinge AB B Shares	5,224	$75,783
Hennes & Mauritz AB (H&M) B Shares	20,489	422,863
Hexagon AB B Shares	5,817	291,378
Husqvarna AB B Shares	9,274	88,296
ICA Gruppen AB	1,730	62,826
Industrivarden AB C Shares	3,651	90,128
Investor AB B Shares	10,201	465,214
Kinnevik AB Class B	5,361	181,225
L E Lundbergforetagen AB B Shares	854	63,818
Lundin Petroleum AB (c)	4,059	92,926
Millicom International Cellular SA SDR	1,498	101,168
Nordea Bank AB	66,165	800,939
Sandvik AB	24,742	433,425
Securitas AB Class B	7,197	125,637
Skandinaviska Enskilda Banken AB Class A	33,969	398,778
Skanska AB Class B	7,668	158,911
SKF AB B Shares	7,485	166,250
Svenska Handelsbanken AB A Shares	34,118	466,658
Swedbank AB - A Shares	20,239	488,265
Swedish Match AB	4,229	166,622
Tele2 AB B Shares	7,142	87,761
Telefonaktiebolaget LM Ericsson B Shares	68,850	451,972
Telia Company AB	57,910	258,026
Volvo AB B Shares	34,395	640,260

		8,921,330

Switzerland (7.97%)
ABB Ltd. Reg.	40,403	1,082,997
Adecco Group AG Reg.	3,673	281,002
Baloise Holding AG Reg.	1,117	173,892
Barry Callebaut AG Reg.	52	108,488
Chocoladefabriken Lindt & Sprungli AG Reg.	2	144,666
Chocoladefabriken Lindt & Sprungli AG	22	134,332
Clariant AG Reg.	4,295	120,108
Compagnie Financiere Richemont SA Reg.	11,436	1,036,276
Credit Suisse Group AG Reg.	53,188	949,737
Dufry AG Reg. (c)	783	116,432
Ems-Chemie Holding AG Reg	173	115,487
Geberit AG Reg.	828	364,611
Givaudan SA Reg.	207	478,387
Julius Baer Group Ltd.	5,026	307,404
Kuehne & Nagel International AG Reg.	1,222	216,322
LafargeHolcim Ltd. Reg.	10,144	572,028
Lonza Group AG Reg.	1,674	452,321
Nestle SA Reg.	68,751	5,912,396
Novartis AG Reg.	49,043	4,147,102
Pargesa Holding SA	681	59,053
Partners Group Holding AG	392	268,722
Roche Holding AG	15,490	3,918,400

80	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
Switzerland (Cont.)
Schindler Holding AG	895	$206,012
Schindler Holding AG Reg.	476	107,710
SGS SA Reg	121	315,523
Sika AG	47	373,318
Sonova Holding AG Reg.	1,149	179,463
Straumann Holding AG Reg.	213	150,496
Swatch Group AG Reg., The	1,247	95,337
Swatch Group AG, The	682	278,133
Swiss Life Holding AG Reg.	712	252,081
Swiss Prime Site AG Reg.	1,448	133,737
Swiss Re AG	6,931	649,037
Swisscom AG	571	303,826
UBS Group AG	79,906	1,471,100
Vifor Pharma AG	1,090	139,711
Zurich Insurance Group AG	3,330	1,013,572

		26,629,219

United Kingdom (17.75%)
3i Group PLC	21,674	267,319
Admiral Group PLC	4,312	116,553
Anglo American PLC	29,795	623,329
Antofagasta PLC	8,948	121,416
Ashtead Group PLC	11,166	300,310
Associated British Foods PLC	7,935	302,119
AstraZeneca PLC	27,823	1,923,718
Auto Trader Group PLC (e)	22,573	107,523
Aviva PLC	87,263	596,749
Babcock International Group PLC	5,898	56,180
BAE Systems PLC	70,653	546,597
Barclays PLC	373,698	1,024,738
Barratt Developments PLC	22,784	199,183
Berkeley Group Holdings PLC, The	2,931	166,088
BHP Billiton PLC	47,071	967,594
BP PLC	436,254	3,078,751
British American Tobacco PLC	50,588	3,427,366
British Land Company PLC	21,771	203,260
BT Group PLC	181,922	667,355
Bunzl PLC	7,625	213,310
Burberry Group PLC	9,560	231,301
Capita PLC	15,168	82,101
Carnival PLC	4,273	282,229
Centrica PLC	122,933	227,888
Cobham PLC (c)	56,275	95,962
Coca-Cola European Partners PLC	4,879	194,531
Coca-Cola HBC AG CDI	3,830	125,140
Compass Group PLC	34,260	740,099
ConvaTec Group PLC (e)	26,189	72,663
Croda International PLC	2,979	177,940
DCC PLC	1,997	201,275
Diageo PLC	55,354	2,036,563
Direct Line Insurance Group PLC	29,969	154,446
easyJet PLC	3,283	64,892
Experian PLC	21,243	469,225
Ferguson PLC	5,655	406,951
Fresnillo PLC	4,520	87,207
G4S PLC	35,279	127,177

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
GKN PLC	38,488	$165,975
GlaxoSmithKline PLC	108,268	1,933,206
Glencore PLC	266,773	1,404,717
Hammerson PLC	18,272	134,945
Hargreaves Lansdown PLC	5,997	145,905
HSBC Holdings PLC	443,553	4,592,684
IMI PLC	6,391	115,022
Imperial Brands PLC	20,979	896,764
InterContinental Hotels Group PLC	4,028	256,638
Intertek Group PLC	3,564	249,740
Investec PLC	14,760	106,616
ITV PLC	81,824	182,836
J Sainsbury PLC	36,877	120,192
John Wood Group PLC	15,056	132,131
Johnson Matthey PLC	4,437	184,212
Kingfisher PLC	46,942	214,030
Land Securities Group PLC	17,091	232,600
Legal & General Group PLC	128,863	475,500
Lloyds Banking Group PLC	1,579,752	1,451,654
London Stock Exchange Group PLC	7,017	359,349
Marks & Spencer Group PLC	37,478	159,292
Mediclinic International PLC	8,340	73,135
Meggitt PLC	16,132	105,026
Merlin Entertainments PLC (e)	16,303	79,880
Micro Focus International PLC	9,772	332,876
Mondi PLC	8,140	212,221
National Grid PLC	74,456	879,710
Next PLC	3,204	195,746
Old Mutual PLC	109,420	342,299
Pearson PLC	18,861	187,424
Persimmon PLC	6,954	257,069
Prudential PLC	56,470	1,452,811
Randgold Resources Ltd.	2,005	200,593
Reckitt Benckiser Group PLC	14,725	1,375,564
Reed Elsevier PLC (London)	24,078	565,330
Rio Tinto PLC	27,501	1,463,684
Rolls-Royce Holdings PLC	37,165	425,011
Royal Bank of Scotland Group PLC (c)	77,132	289,509
Royal Dutch Shell PLC Class A	98,899	3,311,508
Royal Dutch Shell PLC Class B	82,681	2,800,284
Royal Mail PLC	20,294	123,985
RSA Insurance Group PLC	22,805	194,748
Sage Group PLC, The	24,700	266,123
Schroders PLC	2,734	129,787
SEGRO PLC	22,354	177,164
Severn Trent PLC	5,419	158,182
Shire PLC	20,195	1,063,386
Sky PLC (c)	23,289	318,210
Smith & Nephew PLC	19,569	340,304
Smiths Group PLC	8,736	175,744
SSE PLC	22,630	403,312
St. James’s Place PLC	11,984	198,369
Standard Chartered PLC (c)	73,213	771,118
Standard Life Aberdeen PLC	59,883	352,996
Taylor Wimpey PLC	74,910	208,753
Tesco PLC	183,582	518,654

See accompanying notes to financial statements.	81

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Travis Perkins PLC	5,610	$118,690
TUI AG (United Kingdom)	9,848	204,763
Unilever PLC	27,908	1,554,489
United Utilities Group PLC	15,074	168,821
Vodafone Group PLC	583,993	1,852,925
Weir Group PLC, The	4,938	141,541
Whitbread PLC	4,175	225,465
William Morrison Supermarkets PLC	49,550	147,116
Worldpay Group PLC (e)	44,733	257,288
WPP PLC	27,460	497,178

		59,319,847

Total Common Stocks
(cost $263,931,935)		330,215,675

Preferred Stocks (0.55%)
Germany (0.55%)
Bayerische Moteren Werke (BMW) AG, 0.00%	1,238	110,871
Fuchs Petrolub SE, 0.00%	1,416	75,180
Henkel AG & Co. KGaA, 0.00%	3,834	507,635
Porsche Automobil Holding SE, 0.00%	3,312	277,299
Schaeffler AG, 0.00%	3,744	66,418
Volkswagen AG, 0.00%	4,078	814,437

		1,851,840

Total Preferred Stocks
(cost $886,526)		1,851,840

	Shares	Value
Short-term Investments (0.04%)
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.21% (f)	132,945	$132,945

Total Short-term Investments
(cost $132,945)		132,945

TOTAL INVESTMENTS (99.39%)
(cost $264,951,406)		332,200,460
CASH (g) AND OTHER ASSETS, NET OF LIABILITIES (0.61%)		2,040,732

NET ASSETS (100.00%)		$334,241,192

(a)	The Fund used data provided by an independent statistical fair value service to fair value its holdings listed on the Tel-Aviv (Israel) Stock Exchange which did not trade on the last day of the period because the exchange was closed. This method of fair valuing foreign securities was established in the valuation procedures adopted by the Board of Trustees.

(b)	Security was valued using significant unobservable inputs.

(c)	Non-income producing security.

(d)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security. The fair value for this security was not determined using the Trust’s independent statistical fair value service.

(e)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the value of these securities amounted to $2,326,600 or 0.70% of net assets.

(f)	Rate shown is the 7-day yield as of December 31, 2017.

(g)	At December 31, 2017, foreign currencies in the amount of $89,602 has been pledged to cover, in whole or in part, margin requirements for open futures contracts.

SDR – Swedish Depositary Receipt

ADR – American Depositary Receipt

82	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

FUND FOREIGN CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$106,940,739	32.19
Japanese Yen	79,806,471	24.02
British Pound	59,125,316	17.80
Swiss Franc	26,629,219	8.01
Australian Dollar	22,945,415	6.91
Hong Kong Dollar	11,059,961	3.33
Swedish Krona	8,921,330	2.68
Danish Krone	6,054,931	1.82
Singapore Dollar	4,408,961	1.33
United States Dollar	2,714,775	0.82
Norwegian Krone	2,180,860	0.66
Israeli Shekel	857,091	0.26
New Zealand Dollar	555,391	0.17

Total Investments	$332,200,460	100.00%

SECTOR CLASSIFICATIONS

Sector	Value	%
Financials	$70,360,592	21.05
Industrials	48,585,950	14.54
Consumer Discretionary	40,839,252	12.22
Consumer Staples	37,074,074	11.09
Health Care	33,540,529	10.03
Materials	27,246,431	8.15
Information Technology	21,359,798	6.39
Energy	17,642,594	5.28
Telecommunication Services	12,946,732	3.87
Real Estate	11,882,863	3.56
Utilities	10,588,700	3.17

Total Stocks	332,067,515	99.35
Short-term Investments	132,945	0.04
Cash and Other Assets, Net of Liabilities	2,040,732	0.61

Net Assets	$334,241,192	100.00%

OPEN FUTURES CONTRACTS

Description	Contracts Purchased	Expiration	Notional Value	Market Value	Unrealized Gain (Loss)
ASX SPI 200 Index	2	March 2018	$234,309	$234,855	$546
Euro Stoxx 50 Index	16	March 2018	686,048	670,572	(15,476)
FTSE 100 Index	4	March 2018	400,651	412,498	11,847
Nikkei 225 Index	4	March 2018	400,505	403,905	3,400

Total					$317

See accompanying notes to financial statements.	83

STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

	Shares	Value
Registered Investment Companies (99.47%)
State Farm Variable Product Trust Bond Fund (a)	3,520,481	$35,592,067
State Farm Variable Product Trust Large Cap Equity Index Fund (a)	2,822,354	63,164,280

Total Registered Investment Companies
(cost $70,028,134)		98,756,347

TOTAL INVESTMENTS (99.47%)
(cost $70,028,134)		98,756,347
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.53%)		521,902

NET ASSETS (100.00%)		$99,278,249

(a)	As of December 31, 2017, investments in issuers considered to be affiliates of the Stock and Bond Balanced Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Security	Shares Held at December 31, 2016	Shares Purchased	Shares Sold	Shares held at December 31, 2017	Value at December 31, 2017
State Farm Variable Product Trust Bond Fund	3,429,316	91,165	—	3,520,481	$35,592,067
State Farm Variable Product Trust Large Cap Equity Index Fund	2,926,635	125,525	229,806	2,822,354	63,164,280

					$98,756,347

		For the year ended December 31, 2017
Security	Income Dividends	Capital Gain Dividends	Realized Gain (Loss) on Sales	Change in Unrealized Appreciation (Depreciation)
State Farm Variable Product Trust Bond Fund	$892,530	$35,309	$—	$(177,625)
State Farm Variable Product Trust Large Cap Equity Index Fund	1,098,142	1,591,850	557,364	8,477,731

	$1,990,672	$1,627,159	$557,364	$8,300,106

84	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

	Principal amount	Value
Corporate Bonds (74.26%)
Aerospace/Defense (2.29%)
Northrop Grumman Corp.
3.250%, 08/01/2023	$1,500,000	$1,530,660
Rockwell Collins Inc.
3.200%, 03/15/2024	500,000	503,813
Northrop Grumman Corp.
2.930%, 01/15/2025	1,000,000	994,059
Rockwell Collins Inc.
3.500%, 03/15/2027	500,000	509,089

		3,537,621

Agriculture, Foods, & Beverage (4.91%)
PepsiCo Inc.
5.000%, 06/01/2018	1,000,000	1,013,024
Campbell Soup Co.
4.250%, 04/15/2021	1,000,000	1,048,191
Kellogg Co.
3.125%, 05/17/2022	1,000,000	1,016,718
Sysco Corp.
2.600%, 06/12/2022	1,000,000	993,049
Kellogg Co.
2.750%, 03/01/2023	1,000,000	988,605
PepsiCo Inc.
2.750%, 03/01/2023	1,000,000	1,009,097
Mondelez International Inc.
4.000%, 02/01/2024	500,000	529,542
General Mills Inc.
3.200%, 02/10/2027	500,000	498,812
Sysco Corp.
3.250%, 07/15/2027	500,000	498,317

		7,595,355

Automotive (2.89%)
Toyota Motor Credit Corp.
2.100%, 01/17/2019	1,000,000	1,002,291
2.750%, 05/17/2021	1,000,000	1,010,078
Daimler Finance NA LLC (a)
2.000%, 07/06/2021	500,000	489,139
American Honda Finance Corp.
2.300%, 09/09/2026	1,000,000	946,526
BMW US Capital LLC (a)
3.300%, 04/06/2027	1,000,000	1,012,877

		4,460,911

Banks (3.22%)
Bank of New York Mellon Corp.
2.200%, 03/04/2019	1,000,000	1,002,831
Wells Fargo & Co.
3.000%, 01/22/2021	500,000	507,123
Toronto-Dominion Bank, The
1.800%, 07/13/2021	500,000	489,634
U.S. Bancorp
3.700%, 01/30/2024	500,000	525,120
Bank of New York Mellon Corp.
3.400%, 05/15/2024	500,000	518,842

	Principal amount	Value
Corporate Bonds (Cont.)
Banks (Cont.)
Wells Fargo & Co.
3.000%, 02/19/2025	$500,000	$495,825
U.S. Bancorp
2.375%, 07/22/2026	1,000,000	941,523
Wells Fargo & Co.
3.000%, 10/23/2026	500,000	490,079

		4,970,977

Building Materials & Construction (0.32%)
CRH America Finance, Inc. (a)
3.400%, 05/09/2027	500,000	499,887

Chemicals (4.57%)
E.I. du Pont de Nemours and Co.
6.000%, 07/15/2018	500,000	510,603
Praxair Inc.
2.450%, 02/15/2022	1,000,000	1,001,576
Dow Chemical Co., The
3.000%, 11/15/2022	1,000,000	1,005,300
E.I. du Pont de Nemours and Co.
2.800%, 02/15/2023	1,000,000	997,787
Praxair Inc.
2.700%, 02/21/2023	500,000	502,321
International Flavors & Fragrances Inc.
3.200%, 05/01/2023	500,000	502,416
Potash Corporation of Saskatchewan Inc.
3.625%, 03/15/2024	1,000,000	1,024,968
Praxair Inc.
3.200%, 01/30/2026	500,000	513,604
Ecolab Inc.
2.700%, 11/01/2026	500,000	479,309
Potash Corporation of Saskatchewan Inc.
4.000%, 12/15/2026	500,000	520,183

		7,058,067

Commercial Service/Supply (0.66%)
Cintas Corp. No. 2
3.250%, 06/01/2022	1,000,000	1,020,474

Computer Software & Services (2.57%)
Automatic Data Processing Inc.
2.250%, 09/15/2020	500,000	501,287
Texas Instruments Inc.
2.750%, 03/12/2021	500,000	506,617
Automatic Data Processing Inc.
3.375%, 09/15/2025	500,000	516,076
Oracle Corp.
2.650%, 07/15/2026	500,000	487,474
Microsoft Corp.
2.400%, 08/08/2026	500,000	482,183
Analog Devices Inc.
3.500%, 12/05/2026	500,000	505,989

See accompanying notes to financial statements.	85

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Principal amount	Value
Corporate Bonds (Cont.)
Computer Software & Services (Cont.)
QUALCOMM Inc.
3.250%, 05/20/2027	$1,000,000	$976,390

		3,976,016

Computers (0.67%)
International Business Machines Corp.
3.450%, 02/19/2026	1,000,000	1,033,433

Consumer & Marketing (2.92%)
Unilever Capital Corp.
4.250%, 02/10/2021	1,000,000	1,054,583
Procter & Gamble Co., The
2.300%, 02/06/2022	1,000,000	997,110
Reckitt Benckiser Treasury Services PLC (a)
2.750%, 06/26/2024	1,500,000	1,467,494
Kimberly-Clark Corp.
2.750%, 02/15/2026	1,000,000	987,145

		4,506,332

Electronic/Electrical Manufacturing (0.65%)
Emerson Electric Co.
2.625%, 02/15/2023	1,000,000	997,541

Financial Services (3.01%)
JPMorgan Chase & Co.
2.200%, 10/22/2019	500,000	499,528
4.350%, 08/15/2021	1,000,000	1,060,616
General Electric Capital Corp.
3.100%, 01/09/2023	287,000	291,497
JPMorgan Chase & Co.
3.200%, 01/25/2023	500,000	510,001
3.625%, 05/13/2024	500,000	519,905
GE Capital International Funding Co.
3.373%, 11/15/2025	744,000	756,696
Visa Inc.
3.150%, 12/14/2025	1,000,000	1,022,297

		4,660,540

Health Care (10.19%)
GlaxoSmithKline Capital Inc.
5.650%, 05/15/2018	1,000,000	1,013,756
Thermo Fisher Scientific Inc.
2.400%, 02/01/2019	500,000	501,219
Pfizer Inc.
2.100%, 05/15/2019	500,000	500,784
Amgen Inc.
2.200%, 05/22/2019	500,000	500,102
Gilead Sciences Inc.
2.550%, 09/01/2020	500,000	504,443
Medtronic Inc.
4.125%, 03/15/2021	1,000,000	1,048,928
Sanofi-Aventis
4.000%, 03/29/2021	1,000,000	1,052,176

	Principal amount	Value
Corporate Bonds (Cont.)
Health Care (Cont.)
GlaxoSmithKline Capital Inc.
2.800%, 03/18/2023	$1,000,000	$1,008,710
Pfizer Inc.
3.000%, 06/15/2023	1,000,000	1,021,857
Novartis Capital Corp.
3.400%, 05/06/2024	1,000,000	1,039,965
Pfizer Inc.
3.400%, 05/15/2024	500,000	519,204
Stryker Corp.
3.375%, 05/15/2024	1,000,000	1,026,963
Amgen Inc.
3.625%, 05/22/2024	500,000	519,495
Bayer U.S. Finance LLC (a)
3.375%, 10/08/2024	500,000	508,725
Thermo Fisher Scientific Inc.
3.650%, 12/15/2025	500,000	513,111
Gilead Sciences Inc.
3.650%, 03/01/2026	500,000	518,700
Roche Holdings Inc. (a)
2.625%, 05/15/2026	1,000,000	974,821
Baxter International Inc.
2.600%, 08/15/2026	500,000	476,745
Abbott Laboratories
3.750%, 11/30/2026	500,000	513,433
Bristol-Myers Squibb Co.
3.250%, 02/27/2027	500,000	513,801
AstraZeneca PLC
3.125%, 06/12/2027	1,000,000	988,170
Thermo Fisher Scientific Inc.
3.200%, 08/15/2027	500,000	495,573

		15,760,681

Machinery & Manufacturing (5.83%)
Danaher Corp.
2.400%, 09/15/2020	500,000	501,885
John Deere Capital Corp.
2.800%, 03/04/2021	500,000	505,198
Caterpillar Financial Services Corp.
2.850%, 06/01/2022	1,000,000	1,012,635
Deere & Co.
2.600%, 06/08/2022	1,000,000	1,001,104
Covidien International
3.200%, 06/15/2022	1,000,000	1,022,086
3M Co.
2.000%, 06/26/2022	500,000	491,179
Caterpillar Financial Services Corp.
2.625%, 03/01/2023	1,000,000	997,107
Siemens Financieringsmaatschappij NV (a)
3.125%, 03/16/2024	1,000,000	1,014,751
John Deere Capital Corp.
3.400%, 09/11/2025	500,000	516,995
Bemis Company Inc.
3.100%, 09/15/2026	1,000,000	965,745

86	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Principal amount	Value
Corporate Bonds (Cont.)
Machinery & Manufacturing (Cont.)
Eaton Corp.
3.103%, 09/15/2027	$1,000,000	$982,472

		9,011,157

Media & Broadcasting (3.23%)
Time Warner Inc.
2.100%, 06/01/2019	500,000	499,033
Comcast Corp.
3.125%, 07/15/2022	1,000,000	1,024,588
Time Warner Inc.
3.550%, 06/01/2024	500,000	505,494
Thomson Reuters Corp.
3.850%, 09/29/2024	500,000	518,311
Walt Disney Co., The
3.150%, 09/17/2025	500,000	509,467
1.850%, 07/30/2026	500,000	457,894
S&P Global Inc.
2.950%, 01/22/2027	500,000	489,913
Moody’s Corp. (a)
3.250%, 01/15/2028	1,000,000	988,603

		4,993,303

Mining & Metals (0.67%)
Rio Tinto Finance USA PLC
3.500%, 03/22/2022	500,000	516,188
Barrick Gold Corp.
3.850%, 04/01/2022	500,000	523,380

		1,039,568

Oil & Gas (5.39%)
Apache Corp.
3.250%, 04/15/2022	1,000,000	1,007,553
Shell International Finance
2.375%, 08/21/2022	500,000	496,425
EOG Resources Inc.
2.625%, 03/15/2023	500,000	494,264
Chevron Corp.
3.326%, 11/17/2025	1,000,000	1,028,916
Devon Energy Corp.
5.850%, 12/15/2025	1,000,000	1,167,675
Trans-Canada Pipelines
4.875%, 01/15/2026	1,000,000	1,119,646
Woodside Finance Ltd. (a)
3.700%, 09/15/2026	1,000,000	1,004,290
Occidental Petroleum Corp.
3.000%, 02/15/2027	500,000	497,076
Canadian Natural Resources Ltd.
3.850%, 06/01/2027	1,000,000	1,020,669
Woodside Finance Ltd. (a)
3.700%, 03/15/2028	500,000	496,566

		8,333,080

Retailers (5.28%)
Wal-Mart Stores Inc.
5.800%, 02/15/2018	500,000	502,209

	Principal amount	Value
Corporate Bonds (Cont.)
Retailers (Cont.)
CVS Caremark Corp.
2.250%, 12/05/2018	$1,000,000	$1,001,325
Home Depot Inc.
4.400%, 04/01/2021	1,000,000	1,061,995
TJX Companies Inc., The
2.750%, 06/15/2021	500,000	507,021
Walgreen Co.
3.100%, 09/15/2022	500,000	501,999
Home Depot Inc.
2.700%, 04/01/2023	1,000,000	1,009,568
Amazon.com Inc. (a)
2.800%, 08/22/2024	500,000	498,480
Home Depot Inc.
3.350%, 09/15/2025	500,000	516,737
Lowe’s Companies Inc.
3.375%, 09/15/2025	1,000,000	1,030,383
McDonald’s Corp.
3.500%, 03/01/2027	1,000,000	1,028,425
Amazon.com Inc. (a)
3.150%, 08/22/2027	500,000	500,754

		8,158,896

Telecom & Telecom Equipment (3.28%)
AT&T Inc.
4.450%, 05/15/2021	1,000,000	1,054,791
Vodafone Group PLC
2.950%, 02/19/2023	1,000,000	1,004,103
Verizon Communications Inc.
4.150%, 03/15/2024	1,000,000	1,051,792
AT&T Inc.
3.400%, 05/15/2025	500,000	491,575
Verizon Communications Inc.
2.625%, 08/15/2026	500,000	470,945
Deutsche Telekom International Finance BV (a)
3.600%, 01/19/2027	1,000,000	1,004,851

		5,078,057

Transportation (3.28%)
Burlington Northern Santa Fe
3.000%, 03/15/2023	1,500,000	1,528,152
Norfolk Southern Corp.
3.850%, 01/15/2024	1,000,000	1,055,107
Canadian National Railway Co.
2.750%, 03/01/2026	1,000,000	992,650
FedEx Corp.
3.300%, 03/15/2027	500,000	503,354
CSX Corp.
3.250%, 06/01/2027	1,000,000	999,024

		5,078,287

Utilities & Energy (8.43%)
Public Service Electric and Gas Co.
5.300%, 05/01/2018	500,000	505,723

See accompanying notes to financial statements.	87

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Florida Power Corp.
5.650%, 06/15/2018	$500,000	$508,462
Pacificorp
5.650%, 07/15/2018	500,000	510,270
Appalachian Power Co.
4.600%, 03/30/2021	500,000	529,630
Southern California Edison Co.
3.875%, 06/01/2021	1,000,000	1,046,413
Baltimore Gas & Electric Co.
2.800%, 08/15/2022	500,000	501,493
Northern States Power Co.
2.150%, 08/15/2022	500,000	492,301
Pacific Gas & Electric
2.450%, 08/15/2022	1,000,000	981,104
Indiana Michigan Power Co.
3.200%, 03/15/2023	1,000,000	1,012,889
Kansas City Power & Light Co.
3.150%, 03/15/2023	1,000,000	1,004,564
Public Service Company of Colorado
2.500%, 03/15/2023	1,000,000	993,802
Virginia Electric & Power Co.
3.450%, 02/15/2024	1,000,000	1,032,556
Commonwealth Edison Co.
2.550%, 06/15/2026	500,000	483,527
Arizona Public Service Co.
2.550%, 09/15/2026	1,000,000	946,474
Atmos Energy Corp.
3.000%, 06/15/2027	500,000	497,497
Boston Gas Co. (a)
3.150%, 08/01/2027	1,000,000	996,784
Pennsylvania Electric Co. (a)
3.250%, 03/15/2028	1,000,000	983,956

		13,027,445

Total Corporate Bonds
(cost $113,402,790)		114,797,628

	Principal amount	Value
U.S. Treasury Obligations (23.69%)
U.S. Treasury Notes
3.500%, 02/15/2018	$10,000,000	$10,026,060
2.750%, 02/15/2019	7,500,000	7,574,708
3.625%, 02/15/2020	6,000,000	6,214,920
1.375%, 08/31/2020	1,000,000	985,391
2.000%, 08/31/2021	1,000,000	996,719
2.000%, 02/15/2023	1,000,000	989,727
2.125%, 02/29/2024	1,000,000	990,117
2.375%, 08/15/2024	1,000,000	1,003,203
2.000%, 02/15/2025	5,000,000	4,887,695
2.250%, 02/15/2027	3,000,000	2,960,625

Total U.S. Treasury Obligations
(cost $36,576,972)		36,629,165

Short-term Investments (1.26%)
JPMorgan U.S. Government Money Market Fund Capital Shares, 1.17% (b)	1,952,285	$1,952,285

Total Short-term Investments
(cost $1,952,285)		1,952,285

TOTAL INVESTMENTS (99.21%)
(cost $151,932,047)		153,379,078
OTHER ASSETS, NET OF LIABILITIES (0.79%)		1,218,480

NET ASSETS (100.00%)		$154,597,558

(a)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the value of these securities amounted to $12,441,978 or 8.05% of net assets.

(b)	Rate shown is the 7-day yield as of December 31, 2017.

88	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

	Principal amount	Value
Short-term Investments (100.12%)
Government Agency Securities (a) (53.01%)
Federal Home Loan Bank
1.080%, 01/10/2018	$1,000,000	$999,730
1.210%, 01/22/2018	2,500,000	2,498,235
1.175%, 01/31/2018	2,000,000	1,998,042
1.285%, 02/02/2018	2,000,000	1,997,716
1.290%, 02/21/2018	1,000,000	998,173
1.300%, 02/28/2018	1,000,000	997,906
1.300%, 03/05/2018	2,650,000	2,643,971
1.300%, 03/26/2018	1,000,000	996,966
Federal National Mortgage Association
1.060%, 01/29/2018	2,000,000	1,998,351

		15,129,090

	Shares	Value
Registered Investment Companies (10.38%)
JPMorgan U.S. Government Money Market Fund Capital Shares, 1.17% (b)	2,963,031	$2,963,031

	Principal amount	Value
U.S. Government Obligations (36.73%)
U.S. Treasury Bill
1.135%, 01/11/2018	$1,500,000	$1,499,527
1.227%, 01/18/2018	1,500,000	1,499,131
1.182%, 02/08/2018	1,500,000	1,498,129
1.241%, 02/22/2018	2,000,000	1,996,415
1.280%, 03/01/2018	4,000,000	3,991,612

		10,484,814

Total Short-term Investments
(cost $28,576,935)		28,576,935

TOTAL INVESTMENTS (100.12%)
(cost $28,576,935)		28,576,935
LIABILITIES, NET OF OTHER ASSETS (-0.12%)		(34,764)

NET ASSETS (100.00%)		$28,542,171

(a)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 6, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association (“Fannie Mae”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that this entity continues to meet its obligations to holders of bonds it has issued or guaranteed.

(b)	Rate shown is the 7-day yield as of December 31, 2017.

See accompanying notes to financial statements.	89

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Large Cap Equity Fund	Small/ Mid Cap Equity Fund	International Equity Fund
Assets
Investments in affiliated securities at identified cost	$—	—	—
Investments in unaffiliated securities at identified cost	63,119,999	66,817,030	42,933,737
Foreign currencies at cost	—	—	389

Investments in affiliated securities at market value	$—	—	—
Investments in unaffiliated securities at market value	81,132,641	75,277,196	55,234,634
Cash	—	—	19,710
Cash pledged as collateral for open futures contracts	—	—	—
Foreign currencies at value	—	—	389
Foreign currencies pledged for open futures contracts at value	—	—	—
Receivables:
Dividends and interest	48,558	23,319	87,783
Shares of the Fund sold	9,601	7,797	4,134
Securities sold	—	41,909	473,002
SFIMC	1,936	—	21,993
Variation margin on futures contracts	—	—	—
Prepaid expenses	1,233	1,306	1,539

Total assets	81,193,969	75,351,527	55,843,184

Liabilities and Net Assets
Payables:
Shares of the Fund redeemed	718	543	242
Securities purchased	103,476	948,984	—
Trustees’ fees and expenses	309	312	109
Variation margin on futures contracts	—	—	—
Due to bank	—	—	—
Due to affiliates	49,328	52,106	46,708
Accrued liabilities	36,277	31,496	63,979

Total liabilities	190,108	1,033,441	111,038

Net assets applicable to shares outstanding of common stock	$81,003,861	74,318,086	55,732,146

Fund shares outstanding (no par value, unlimited number of shares authorized)	5,901,715	6,059,590	4,235,404
Net asset value, offering price and redemption price per share	$13.73	12.26	13.16

Analysis of Net Assets
Paid-in-capital	$61,346,096	64,912,905	44,386,584
Accumulated net realized gain (loss)	1,607,804	904,064	(1,004,570)
Net unrealized appreciation (depreciation)	18,012,642	8,460,166	12,305,851
Accumulated undistributed net investment income (loss)	37,319	40,951	44,281

Net assets applicable to shares outstanding	$81,003,861	74,318,086	55,732,146

90	See accompanying notes to financial statements.

Large Cap Equity Index Fund	Small Cap Equity Index Fund	International Equity Index Fund	Stock and Bond Balanced Fund	Bond Fund	Money Market Fund

—	—	—	70,028,134	—	—
416,657,453	239,076,660	264,951,406	—	151,932,047	28,576,935
—	—	1,281,465	—	—	—

—	—	—	98,756,347	—	—
711,857,967	339,656,120	332,200,460	—	153,379,078	28,576,935
—	—	—	504,337	—	—
300,600	173,400	—	—	—	—
—	—	1,205,385	—	—	—
—	—	89,602	—	—	—

1,219,818	479,440	949,831	—	1,339,664	1,480
88,241	29,716	41,838	19,017	20,838	8,236
—	196,770	2,445	—	—	—
—	—	—	42,616	—	6,607
—	—	402	—	—	—
12,243	47,421	4,739	1,086	2,947	544

713,478,869	340,582,867	334,494,702	99,323,403	154,742,527	28,593,802

32,621	27,765	19,083	1,453	12,271	325
—	—	—	—	—	—
3,011	1,441	111	480	909	168
30,965	37,208	—	—	—	—
—	56,971	—	—	—	—
93,739	52,977	52,684	—	79,751	12,209
69,546	53,407	181,632	43,221	52,038	38,929

229,882	229,769	253,510	45,154	144,969	51,631

713,248,987	340,353,098	334,241,192	99,278,249	154,597,558	28,542,171

31,871,918	23,365,054	23,400,348	5,814,289	15,288,721	28,543,273
22.38	14.57	14.28	17.07	10.11	1.00

381,377,689	237,754,793	268,818,094	66,374,782	153,125,813	28,542,171
23,712,108	1,989,608	426,322	2,138,931	24,714	—
295,284,511	100,607,830	67,268,016	28,728,213	1,447,031	—
12,874,679	867	(2,271,240)	2,036,323	—	—

713,248,987	340,353,098	334,241,192	99,278,249	154,597,558	28,542,171

See accompanying notes to financial statements.	91

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF OPERATIONS

Year ended December 31, 2017

	Large Cap Equity Fund	Small/ Mid Cap Equity Fund	International Equity Fund
Investment Income:
Dividends from affiliated investments	$—	—	—
Dividends from unaffiliated investments	1,192,978	927,929	813,428
Interest	13,562	12,772	10,255

	1,206,540	940,701	823,683
Less: foreign withholding taxes	—	(146)	(69,978)

Total investment income	1,206,540	940,555	753,705
Expenses:
Investment advisory and management fees	437,261	554,778	398,273
Audit fees	36,329	35,507	29,568
Reports to shareholders	13,530	15,952	25,454
Custodian fees	8,366	4,793	77,028
Professional fees	11,857	12,212	14,798
Errors and omissions insurance	3,371	3,222	2,146
Securities valuation fees	3,353	3,492	14,764
Trustees’ fees and expenses	4,365	4,308	825
Regulatory fees	5	5	124
ICI dues	640	489	21
Fidelity bond expense	236	222	187
License index fees	—	—	—
Federal taxes	—	106	1,161

Total expenses	519,313	635,086	564,349
Less: expense reimbursement from SFIMC	(9,175)	(147,023)	(66,494)

Net expenses	510,138	488,063	497,855

Net investment income	696,402	452,492	255,850
Realized and unrealized gain (loss):
Net realized gain (loss) on sales of affiliated investments	—	—	—
Net realized gain (loss) on sales of unaffiliated investments	5,858,090	6,826,050	3,409,377
Net realized gain received from affiliated investment companies	—	—	—
Net realized gain (loss) on foreign currency transactions	—	—	(7,753)
Net realized gain (loss) on futures contracts	—	—	—
Change in net unrealized gain (loss) on open futures contracts	—	—	—
Change in net unrealized appreciation (depreciation) on affiliated investments	—	—	—
Change in net unrealized appreciation (depreciation) on unaffiliated investments and foreign currency transactions	9,107,881	557,047	10,589,507

Net realized and unrealized gain (loss) on investments	14,965,971	7,383,097	13,991,131

Net change in net assets resulting from operations	$15,662,373	7,835,589	14,246,981

92	See accompanying notes to financial statements.

Large Cap Equity Index Fund	Small Cap Equity Index Fund	International Equity Index Fund	Stock and Bond Balanced Fund	Bond Fund	Money Market Fund

—	—	—	1,990,672	—	—
13,749,056	4,246,842	9,906,758	—	—	—
77,003	31,356	—	144	4,861,688	244,842

13,826,059	4,278,198	9,906,758	1,990,816	4,861,688	244,842
—	(449)	(781,389)	—	—	—

13,826,059	4,277,749	9,125,369	1,990,816	4,861,688	244,842

686,857	430,298	448,889	—	777,796	29,357
36,298	36,695	34,894	33,001	51,539	43,008
87,025	83,014	74,937	28,491	48,904	31,688
15,359	20,014	102,350	91	2,758	1,520
29,820	21,384	68,724	17,864	13,112	9,137
32,020	14,749	11,266	4,579	8,115	1,503
13,752	49,901	33,490	—	22,021	2,947
38,859	19,653	19,141	5,851	9,389	1,936
605	5	124	5	5	5
5,437	1,900	2,526	—	1,415	229
2,200	1,040	965	315	548	106
69,142	67,662	10,005	—	—	—
—	—	17	—	—	—

1,017,374	746,315	807,328	90,197	935,602	121,436
(38,061)	(30,443)	(11,477)	(90,197)	(5,480)	(62,723)

979,313	715,872	795,851	—	930,122	58,713

12,846,746	3,561,877	8,329,518	1,990,816	3,931,566	186,129

—	—	—	557,364	—	—
22,214,137	18,965,963	4,458,079	—	24,714	—
—	—	—	1,627,159	—	—
—	—	107,581	—	—	—
1,763,794	398,856	246,392	—	—	—
14,806	33,530	(53,256)	—	—	—
—	—	—	8,300,106	—	—
94,300,123	21,007,464	56,007,334	—	(520,795)	—

118,292,860	40,405,813	60,766,130	10,484,629	(496,081)	—

131,139,606	43,967,690	69,095,648	12,475,445	3,435,485	186,129

See accompanying notes to financial statements.	93

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Equity Fund
Years ended December 31,	2017	2016
From operations:
Net investment income	$696,402	628,875
Net realized gain (loss)	5,858,090	4,937,226
Change in net unrealized appreciation or depreciation	9,107,881	(625,994)

Net change in net assets resulting from operations	15,662,373	4,940,107
Distributions to shareholders from and in excess of:
Net investment income	(666,604)	(628,737)
Net realized gain	(5,058,058)	(4,905,551)

Total distributions to shareholders	(5,724,662)	(5,534,288)
From Fund share transactions:
Proceeds from shares sold	1,326,477	1,330,808
Reinvestment of distributions	5,724,662	5,534,288

	7,051,139	6,865,096
Less payments for shares redeemed	(2,931,380)	(3,077,547)

Net increase (decrease) in net assets from Fund share transactions	4,119,759	3,787,549

Total increase (decrease) in net assets	14,057,470	3,193,368

Net assets:
Beginning of period	66,946,391	63,753,023

End of period*	$81,003,861	66,946,391

* Including accumulated undistributed net investment income (loss)	$37,319	6,140

Share Information
Sold	100,008	109,795
Issued in reinvestment of distributions	415,735	458,136
Redeemed	(226,030)	(252,981)

Net increase (decrease)	289,713	314,950

94	See accompanying notes to financial statements.

Small/Mid Cap Equity Fund		International Equity Fund		Large Cap Equity Index Fund		Small Cap Equity Index Fund
2017	2016	2017	2016	2017	2016	2017	2016

452,492	236,845	255,850	248,243	12,846,746	12,129,676	3,561,877	3,424,395
6,826,050	435,136	3,401,624	(1,039,556)	23,977,931	18,406,119	19,364,819	11,053,125
557,047	7,113,175	10,589,507	(1,481,067)	94,314,929	37,032,900	21,040,994	41,085,622

7,835,589	7,785,156	14,246,981	(2,272,380)	131,139,606	67,568,695	43,967,690	55,563,142

(417,430)	(245,976)	(252,350)	(251,042)	(12,332,066)	(12,424,018)	(3,509,680)	(3,445,508)
(6,317,725)	(326,786)	—	—	(17,875,408)	(30,733,279)	(19,344,041)	(10,465,627)

(6,735,155)	(572,762)	(252,350)	(251,042)	(30,207,474)	(43,157,297)	(22,853,721)	(13,911,135)

1,439,222	1,256,928	725,830	514,322	4,239,106	4,548,869	2,037,902	3,087,185
6,735,155	572,762	252,350	251,042	30,207,474	43,157,297	22,853,721	13,911,135

8,174,377	1,829,690	978,180	765,364	34,446,580	47,706,166	24,891,623	16,998,320
(2,374,503)	(1,986,967)	(854,357)	(818,322)	(49,240,959)	(48,090,888)	(20,927,858)	(19,573,660)

5,799,874	(157,277)	123,823	(52,958)	(14,794,379)	(384,722)	3,963,765	(2,575,340)

6,900,308	7,055,117	14,118,454	(2,576,380)	86,137,753	24,026,676	25,077,734	39,076,667

67,417,778	60,362,661	41,613,692	44,190,072	627,111,234	603,084,558	315,275,364	276,198,697

74,318,086	67,417,778	55,732,146	41,613,692	713,248,987	627,111,234	340,353,098	315,275,364

40,951	2,806	44,281	25,422	12,874,679	12,491,461	867	(24,439)

114,628	116,650	60,253	51,062	202,411	240,095	141,872	259,454
548,912	46,718	19,249	25,642	1,409,588	2,355,748	1,561,047	1,005,867
(191,302)	(181,687)	(72,961)	(80,309)	(2,342,391)	(2,533,401)	(1,463,353)	(1,576,584)

472,238	(18,319)	6,541	(3,605)	(730,392)	62,442	239,566	(311,263)

See accompanying notes to financial statements.	95

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	International Equity Index Fund
Years ended December 31,	2017	2016
From operations:
Net investment income	$8,329,518	7,676,506
Net realized gain (loss)	4,812,052	2,538,928
Change in net unrealized appreciation or depreciation	55,954,078	(7,879,441)

Net change in net assets resulting from operations	69,095,648	2,335,993
Distributions to shareholders from and in excess of:
Net investment income	(8,906,575)	(7,931,513)
Net realized gain	(3,843,827)	(2,740,124)

Total distributions to shareholders	(12,750,402)	(10,671,637)
From Fund share transactions:
Proceeds from shares sold	2,738,444	3,189,977
Reinvestment of distributions	12,750,402	10,671,637

	15,488,846	13,861,614
Less payments for shares redeemed	(13,121,822)	(10,931,243)

Net increase (decrease) in net assets from Fund share transactions	2,367,024	2,930,371

Total increase (decrease) in net assets	58,712,270	(5,405,273)

Net assets:
Beginning of period	275,528,922	280,934,195

End of period*	$334,241,192	275,528,922

* Including accumulated undistributed net investment income (loss)	$(2,271,240)	(1,951,173)

Share Information
Sold	205,642	267,285
Issued in reinvestment of distributions	894,765	906,681
Redeemed	(969,140)	(910,168)

Net increase (decrease)	131,267	263,798

(a)	Relates to investments in affiliated investment companies.

96	See accompanying notes to financial statements.

Stock and Bond Balanced Fund				Bond Fund		Money Market Fund
2017		2016		2017	2016	2017	2016

1,990,816	(a)	2,095,287	(a)	3,931,566	4,431,415	186,129	15,429
2,184,523	(a)	3,342,297	(a)	24,714	153,888	—	—
8,300,106	(a)	1,409,816	(a)	(520,795)	(1,240,820)	—	—

12,475,445		6,847,400		3,435,485	3,344,483	186,129	15,429

(2,095,197)		(2,005,495)		(3,931,566)	(4,431,415)	(186,129)	(15,429)
(3,342,335)		(2,920,342)		(153,888)	(751,936)	—	—

(5,437,532)		(4,925,837)		(4,085,454)	(5,183,351)	(186,129)	(15,429)

1,917,539		2,758,790		3,785,894	2,315,024	2,620,846	3,876,178
5,437,532		4,925,837		4,085,454	5,183,351	186,129	15,429

7,355,071		7,684,627		7,871,348	7,498,375	2,806,975	3,891,607
(6,645,132)		(8,338,941)		(8,038,217)	(11,276,725)	(4,658,586)	(5,057,443)

709,939		(654,314)		(166,869)	(3,778,350)	(1,851,611)	(1,165,836)

7,747,852		1,267,249		(816,838)	(5,617,218)	(1,851,611)	(1,165,836)

91,530,397		90,263,148		155,414,396	161,031,614	30,393,782	31,559,618

99,278,249		91,530,397		154,597,558	155,414,396	28,542,171	30,393,782

2,036,323		2,095,150		—	—	—	—

113,959		174,455		372,298	222,517	2,620,846	3,876,177
328,353		317,182		401,415	497,536	186,129	15,429
(395,593)		(525,351)		(789,175)	(1,084,008)	(4,658,586)	(5,057,443)

46,719		(33,714)		(15,462)	(363,955)	(1,851,611)	(1,165,837)

See accompanying notes to financial statements.	97

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS

1.	Investment Objective

State Farm Variable Product Trust (the “Trust”) has nine separate investment portfolios (each a “Fund” and together, the “Funds”). The Trust is registered under the Investment Company Act of 1940 as an open-end, management investment company. Each Fund has its own investment objective, investment policies, restrictions, and attendant risks and is diversified as defined in the Investment Company Act of 1940. Each Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, “Financial Services - Investment Companies.” Shares of each Fund are offered exclusively in connection with variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. State Farm Investment Management Corp. (“SFIMC”) is the Trust’s investment adviser.

The Large Cap Equity Fund seeks long-term growth of capital. The Fund invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of large capitalization companies.

The Small/Mid Cap Equity Fund seeks long-term growth of capital. For approximately one-half of the Fund’s portfolio, the Fund primarily invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small capitalization companies. For the remaining approximately one-half of the Fund’s portfolio, the Fund invests in shares of the iShares Core S&P Mid-Cap ETF.

The performance of the Small/Mid Cap Equity Fund is directly affected by the performance of its underlying investments. The Small/Mid Cap Equity Fund, through its investment in iShares Core S&P Mid-Cap ETF, is subject to the risks of the iShares Core S&P Mid-Cap ETF. As of December 31, 2017, the Small/Mid Cap Equity Fund invested 49.04% of its total assets in the iShares Core S&P Mid-Cap ETF. Financial statements for the iShares Core S&P Mid-Cap ETF are available, without charge, on the SEC’s website at sec.gov.

The International Equity Fund seeks long-term growth of capital. The International Equity Fund invests its assets primarily in securities issued by foreign companies. There is no restriction on the size of the companies in which the Fund invests.

The Large Cap Equity Index Fund (the “Large Cap Index Fund”) seeks to match the performance of the Standard and Poor’s Composite Index of 500 Stocks® (the “S&P 500”) by investing in the securities that make up the S&P 500. The S&P 500 tracks the common stock performance of 500 large U.S. companies.

The Small Cap Equity Index Fund (the “Small Cap Index Fund”) seeks to match the performance of the Russell 2000® Small Stock Index (the “Russell 2000”) by investing in some of the stocks found in the Russell 2000. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.

The International Equity Index Fund (the “International Index Fund”) seeks to match the performance of the MSCI Europe, Australasia and Far East Free Index® (the “EAFE Free”) by investing in some of the stocks found in the EAFE Free. The EAFE Free is a capitalization-weighted index that currently includes stocks of companies in 15 European countries, Australia, New Zealand, Israel, Hong Kong, Japan and Singapore.

The Stock and Bond Balanced Fund (the “Balanced Fund”) seeks long-term growth of capital, balanced with current income. The Balanced Fund invests in the Large Cap Index and Bond Funds of the Trust.

The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. The Fund typically invests 80% or more of its assets in investment grade bonds or bonds determined to be of comparable quality.

The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Fund Share Valuation

Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined daily on each day the New York Stock Exchange is open. The net asset value for each Fund is determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m., Central Time). The net asset value per share is computed by dividing the total value of a Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities Valuation

All investments in securities are recorded at their fair value. For more information refer to Note 3 Securities Valuation.

Securities Transactions and Investment Income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Interest income is recorded on the accrual basis, and includes amortization of premiums and accretion of discounts on money market instruments and long-term debt instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are generally allocated between the Funds in proportion to each Fund’s relative net assets.

Income Taxes and Distributions to Shareholders

Each Fund is a separate taxpayer for federal income tax purposes. It is the Funds’ policy to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments reportable for federal income tax purposes.

For more information refer to Note 5 Income Taxes and Distributions to Shareholders.

Foreign Currency Translations

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at December 31, 2017. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with realized and unrealized gains and losses on investment securities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Commitments and Contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is remote.

Short Sales

The Large Cap Index, Small Cap Index, International Index Funds, and indirectly, the Balanced Fund, may enter into covered short sale transactions to dispose of certain securities received as part of corporate actions (e.g., corporate mergers or spin-offs) that no longer are included in the respective benchmark indices. These transactions are designed to help minimize the impact these non-index securities have on the overall performance of these Funds.

New Accounting Pronouncement

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. This update requires certain premiums on callable debt securities to be amortized to the earliest call date. The amendments will be applied on a modified-retrospective basis and are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, the Trust’s management is evaluating the impact this pronouncement may have on the Trust’s financial statements, if any.

3.	Securities Valuation

Investments are valued at fair value pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board”). The valuation procedures assign to SFIMC the responsibility for determining fair value using the processes and factors as outlined in the valuation procedures. If SFIMC cannot determine fair value based on the valuation procedures, the Board or the Executive Committee of the Board will determine fair value.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in three broad levels as follows:

•	Level 1 - Unadjusted quoted prices in active markets that are accessible to the Funds for identical assets or liabilities.

•	Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments in active markets, interest rates, yield curves and credit spreads. For assets or liabilities with a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

•	Level 3 - Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available. These inputs, based on the best information available in the circumstances, would include reasonably available information about the assumptions that a market participant would use in valuing the asset or liability and might include SFIMC’s own data.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure the fair value of an asset or liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement. Changes in valuation techniques may result in transfers into or out of an assigned level within the fair value hierarchy. The end of the reporting period method is used for determining when transfers between levels of the fair value hierarchy are deemed to have occurred.

Stocks, closed-end registered investment companies and exchange-traded funds (“ETFs”) traded on securities exchanges, or in an over-the-counter (“OTC”) market in which transaction prices are reported, are valued at the last sales price on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on NASDAQ are valued at the NASDAQ Official Closing Price. Long-term debt securities and U.S. Treasury bills are generally valued using quotations provided by an independent pricing service. All of the securities of the Money Market Fund and short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective fund. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Spot and forward foreign currency contracts are valued daily using quoted forward exchange rates. Short sales, if any, are valued at market value.

Portfolio securities that are primarily traded on foreign securities exchanges (“foreign securities”) are valued at the closing values of such securities on the respective exchange where each security is primarily traded. SFIMC may determine that a market quotation for a foreign security held by a Fund is not reliable because of events or circumstances that have occurred between the time of the market quotation and the time the net asset value of the Fund is calculated (“subsequent event”). A subsequent event might include company-specific developments, a development that might affect an entire market or region, a potential global development or a significant change in one or more U.S. securities indices. If SFIMC determines that the market quotation for a foreign security is not reliable, SFIMC may use an independent statistical fair value service to assist in determining value, or SFIMC may determine the foreign security’s value in SFIMC’s reasonable judgment.

For securities other than foreign securities, for which market prices are not readily available or are considered unreliable, SFIMC is required to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s value in SFIMC’s reasonable judgment.

In determining a value based on reasonable judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining value for a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, ETFs, index futures or other financial instruments in the U.S. or other markets. All securities valued based on SFIMC’s reasonable judgment are subsequently reported to the Board on a quarterly basis.

SFIMC reviews the pricing methodologies of the Funds’ approved pricing vendors, including understanding a vendor’s key inputs and assumptions in valuing securities. SFIMC also engages in transaction back-testing with respect to portfolio securities sold by the Funds to compare unrealized gains and losses to realized gains and losses.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s assets and liabilities as of December 31, 2017:

	Investments in Securities				Derivative Instruments

Fund	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Large Cap Equity Fund					$—	$—	$—
Common Stocks (a)	$79,178,003	$—	$—	$79,178,003
Short-term Investments	1,954,638	—	—	1,954,638
Small/Mid Cap Equity Fund					—	—	—
Common Stocks (a)	36,158,465	—	—	36,158,465
Registered Investment Companies	36,950,925	—	—	36,950,925
Short-term Investments	2,167,806	—	—	2,167,806
International Equity Fund					—	—	—
Common Stocks (a)	53,786,722	337,037	—	54,123,759
Preferred Stocks (a)	75,395	—	—	75,395
Short-term Investments	1,035,480	—	—	1,035,480
Large Cap Index Fund					83,997	—	—	83,997
Common Stocks (a)	704,006,984	—	—	704,006,984
Short-term Investments	7,850,983	—	—	7,850,983
Small Cap Index Fund					28,370	—	—	28,370
Common Stocks (a)	335,496,789	25,890	0	335,522,679
Short-term Investments	4,133,441	—	—	4,133,441
International Index Fund					317	—	—	317
Common Stocks (a)	329,358,584	857,091	0	330,215,675
Preferred Stocks (a)	1,851,840	—	—	1,851,840
Short-term Investments	132,945	—	—	132,945
Balanced Fund					—	—	—
Registered Investment Companies	98,756,347	—	—	98,756,347
Bond Fund					—	—	—
Corporate Bonds (a)	—	114,797,628	—	114,797,628
U.S. Treasury Obligations	—	36,629,165	—	36,629,165
Short-term Investments	1,952,285	—	—	1,952,285
Money Market Fund					—	—	—
Short-term Investments	2,963,031	25,613,904	—	28,576,935

(a) Industry classification and/or country is disclosed in the Schedules of Investments.

On December 31, 2016, the International Equity Fund and International Index Fund used data provided by an independent statistical fair value service to fair value common stocks and preferred stocks primarily traded on exchanges that closed before the regular close of trading of the New York Stock Exchange in accordance with valuation procedures approved by the Trust’s Board of Trustees, and were therefore valued using Level 2 inputs. On December 31, 2017, all of the common stocks and preferred stocks in the International Equity Fund and International Index Fund (except for International Equity Fund’s holdings listed on the Sao Paulo Stock Exchange and International Index Fund’s holdings listed on the Tel-Aviv Stock Exchange which did not trade on the last day of the period because the exchanges were closed), were valued at last traded price because the Trust’s valuation procedures did not require the use of the independent statistical fair value service. Accordingly, using the end of the reporting period method for determining when transfers between levels are recognized, common stocks valued on December 31, 2017 at $30,892,821 were transferred from Level 2 to Level 1 in the International Equity Fund and $316,047,479 of common stocks and preferred stocks were transferred from Level 2 to Level 1 in the International Index Fund.

For the remaining Funds, there were no transfers of securities between Level 1 and Level 2 as of December 31, 2017 as compared to December 31, 2016.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Small Cap Index Fund Investments in Securities (a)
Balance as of December 31, 2016	$33,010
Realized gain (loss)	33,219
Change in unrealized appreciation (depreciation)	(33,010)
Purchases	—
Issuances	—
Sales	(33,219)
Transfers in	—
Transfers out	—

Balance as of December 31, 2017	$0

(a) Using the end of the reporting period method for determining when transfers between levels are recognized.

The International Index Fund did not hold any Level 3 securities valued at other than zero as of December 31, 2016 or for the period ended December 31, 2017. The remaining Funds (other than the Small Cap Index Fund, as noted in the preceding table) did not hold any Level 3 securities as of December 31, 2016, or for the period ended December 31, 2017.

Derivative instruments, such as futures and foreign currency contracts, are valued at the unrealized appreciation (depreciation) of the instrument. For more information, see Note 4 Derivative Instruments.

4.	Derivative Instruments

The Large Cap Index, Small Cap Index, and International Index Funds, and, indirectly, the Balanced Fund, are subject to equity price risk in the normal course of pursuing their investment objectives. These Funds, other than the Balanced Fund, entered into stock index futures contracts to gain exposure to market fluctuations, as the use of these instruments was more efficient or cost effective than actually buying the underlying securities. These contracts obligated those Funds to make or take delivery of a derivative instrument or the cash value of a securities index at a specified future date at a specified price. Realized and unrealized gains and losses from these contracts are reflected in the Statements of Operations. Unrealized gains and losses on open futures contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statements of Assets and Liabilities, and in other assets in the Schedules of Investments. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared futures contracts. Daily fluctuations in the margin requirements for futures contracts are recorded as variation margin receivable or payable on the Statements of Assets and Liabilities. Upon entering into a futures contract, these Funds bore the risk of futures contracts’ prices moving unexpectedly, in which case, the Funds might not have been able to achieve the anticipated benefits of the futures contract and might realize a loss. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearing house, as the ultimate counterparty to all exchange traded futures, guarantees the futures against default.

The International Equity and International Index Funds are subject to foreign currency exchange risk in the normal course of pursuing their investment objectives. In an attempt to decrease exposure to this risk, both Funds may engage in portfolio hedging with the objective to protect against variations in exchange rates. Portfolio hedging involves the selling of forward foreign currency contracts with respect to the actual or anticipated portfolio security position denominated or quoted in the particular currency. These Funds bear the market risk that arise from changes in foreign currency rates and the potential for any credit risk should a counterparty fail to perform under a forward foreign currency contract, and as a result, might realize a loss. As of December 31, 2017, neither Fund has entered into a forward foreign currency contract.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2017, the fair values of derivative instruments, which are also disclosed in the Schedules of Investments, were as follows:

		Asset Derivatives			Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statements of Assets and Liabilities Location	Value		Statements of Assets and Liabilities Location	Value

Large Cap Index Fund	Stock Index Futures Contracts	Variation Margin; Analysis of Net Assets - Net Unrealized Appreciation	$83,997	(a)	Variation Margin; Analysis of Net Assets - Net Unrealized Depreciation	$—

Total			$83,997			$—

Small Cap Index Fund	Stock Index Futures Contracts	Variation Margin; Analysis of Net Assets - Net Unrealized Appreciation	$28,370	(a)	Variation Margin; Analysis of Net Assets - Net Unrealized Depreciation	$—

Total			$28,370			$—

International Index Fund	Stock Index Futures Contracts	Variation Margin; Analysis of Net Assets - Net Unrealized Appreciation	$317	(a)	Variation Margin; Analysis of Net Assets - Net Unrealized Depreciation	$—

Total			$317			$—

(a) Represents cumulative unrealized gain or loss on futures contracts. Variation margin disclosed on the Statements of Assets and Liabilities is for the last day of the period.

As of December 31, 2017, the effect of derivative instruments on the Statements of Operations was as follows:

Fund	Derivatives not accounted for as hedging instruments	Amount of Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Large Cap Index Fund	Stock Index Futures Contracts	$1,763,794	$14,806
Small Cap Index Fund	Stock Index Futures Contracts	398,856	33,530
International Index Fund	Stock Index Futures Contracts	246,392	(53,256)

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, the International Equity Fund and International Equity Index Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including certain forward foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral and margin requirements differ by type of derivative. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts). For financial reporting purposes, cash and non-cash collateral that has been pledged to cover obligations of a Fund, if any, are noted in the Schedules of Investments. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities is based on contractual netting/set-off provisions in the ISDA Master Agreement; however, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable.

The Funds did not invest in any portfolio securities or enter into any derivative transactions with gross exposure on the Statement of Assets and Liabilities that could be netted subject to netting agreements as of December 31, 2017.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2017, the average quarterly balance of outstanding derivative instruments was as follows:

	Futures Contracts
Fund	Average Number of Contracts Purchased	Average Notional Value of Contracts Purchased
Large Cap Index Fund	80	$9,677,420
Small Cap Index Fund	60	4,239,835
International Index Fund	39	2,371,898

5.	Income Taxes and Distributions to Shareholders

As of December 31, 2017, the Trust’s management completed a review of uncertain tax positions taken by the Funds, if any, and determined that no tax liability was required for unrecognized tax benefits, and no additional disclosures were needed. Generally, the tax authorities can initiate examinations of tax returns within the three year period beginning on the date such returns are filed. As a result, some tax returns are still open and subject to examination. In addition, as of December 31, 2017, management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2017, each Fund’s aggregate unrealized gains and losses for all investments based on cost for federal income tax purposes for the Funds were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Large Cap Equity Fund	$63,123,912	$19,009,822	$(1,001,093)	$18,008,729
Small/Mid Cap Equity Fund	66,811,006	10,296,497	(1,830,307)	8,466,190
International Equity Fund	43,327,537	13,328,840	(1,421,743)	11,907,097
Large Cap Index Fund	417,129,023	338,552,327	(43,739,386)	294,812,941
Small Cap Index Fund	239,238,635	131,029,742	(30,583,887)	100,445,855
International Index Fund	267,736,452	118,319,324	(53,854,999)	64,464,325
Balanced Fund	70,028,172	29,382,524	(654,349)	28,728,175
Bond Fund	151,932,047	2,194,468	(747,437)	1,447,031
Money Market Fund	28,576,935	—	—	—

The differences, if any, between the cost of investments for federal income tax purposes and the cost of investments reflected on the Schedules of Investments may relate to one or more of the following: return of capital transactions, mark-to-market of Passive Foreign Investment Companies (“PFICs”), mark-to-market of non-PFICs, wash sales, open futures contracts unrealized gain (loss), partnership distributive share adjustments and deemed dividend distributions.

The Large Cap Equity, Small/Mid Cap Equity, International Equity, Large Cap Index, Small Cap Index, International Index, and Balanced Funds declare and pay dividend and capital gain distributions, if any, at least annually.

The Bond and Money Market Funds declare dividends daily and distribute dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are paid at least annually.

After utilizing capital loss carryforwards to offset realized capital gains in 2017, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations. As of December 31, 2017, if not applied, the carryforwards will expire as follows:

		Year of Expiration	Non Expiring
Fund	Utilized in 2017	2018	Short-term	Long-term	Total Capital Loss Carryforwards
International Equity Fund	$2,806,976	$924,320	—	—	$924,320

The International Equity Fund had a capital loss carryforward of $827,605 that expired in 2017 and was reclassified from accumulated net realized gain (loss) to paid-in-capital on the Statement of Assets and Liabilities.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Capital losses incurred on or after January 1, 2011 are permitted to carry forward indefinitely. These losses must be utilized prior to losses incurred before January 1, 2011. Therefore, any losses incurred prior to 2011 may be more likely to expire unused.

As of December 31, 2017, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Gain	Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Large Cap Equity Fund	$437,740	$1,211,296	$18,008,729	$—	$19,657,765
Small/Mid Cap Equity Fund	188,464	750,525	8,466,192	—	9,405,181
International Equity Fund	357,829	—	11,912,049	(924,320)	11,345,558
Large Cap Index Fund	13,399,495	23,658,862	294,812,941	—	331,871,298
Small Cap Index Fund	181,651	1,970,800	100,445,854	—	102,598,305
International Index Fund	466,135	473,991	64,482,972	—	65,423,098
Balanced Fund	2,510,025	1,665,267	28,728,175	—	32,903,467
Bond Fund	—	24,714	1,447,031	—	1,471,745
Money Market Fund	—	—	—	—	—

The difference between these amounts and the undistributed net investment income reported on the Statements of Assets and Liabilities as of December 31, 2017 relates to one or more of the following: short-term capital gains, foreign currency contracts, mark-to-market of PFICs, mark-to-market of non-PFICs, post-October loss deferrals, and return of capital transactions.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for futures contracts, the timing of the recognition of net realized losses, the timing of Fund distributions, expiring capital loss carryforwards, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications for permanent differences among certain capital accounts without impacting its net asset value.

As of December 31, 2017, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)
Large Cap Equity Fund	$—	$(1,381)	$—	$1,381
Small/Mid Cap Equity Fund	(106)	(2,977)	—	3,083
International Equity Fund	(828,766)	813,407	—	15,359
Large Cap Index Fund	—	131,462	—	(131,462)
Small Cap Index Fund	—	26,891	—	(26,891)
International Index Fund	(17)	(256,973)	—	256,990
Balanced Fund	—	(45,554)	—	45,554

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions was designated as follows for the years ended December 31, 2017 and December 31, 2016, respectively.

2017	Ordinary Income	Long-term Capital Gain	Total
Large Cap Equity Fund	$1,574,150	$4,150,512	$5,724,662
Small/Mid Cap Equity Fund	2,767,096	3,968,059	6,735,155
Large Cap Index Fund	12,843,321	17,364,153	30,207,474
Small Cap Index Fund	5,409,376	17,444,345	22,853,721
International Index Fund	9,117,495	3,632,907	12,750,402
Balanced Fund	2,232,978	3,204,554	5,437,532

2016	Ordinary Income	Long-term Capital Gain	Total
Small Cap Index Fund	$3,560,091	$10,351,044	$13,911,135
International Index Fund	7,971,943	2,699,694	10,671,637
Balanced Fund	2,209,504	2,716,333	4,925,837

For the remaining Funds, the tax distributions of ordinary income and long-term capital gains were the same as the distributions from net investment income and capital gains reflected in the Statements of Changes in Net Assets for the years ended December 31, 2017 and December 31, 2016.

6.	Fees and Other Transactions with Affiliates

Investment Advisory and Management Services Agreement

The Trust has entered into an investment advisory and management services agreement with SFIMC pursuant to which each Fund pays SFIMC an annual fee (accrued on a daily basis and paid monthly) at the following annual rates:

Large Cap Equity Fund	0.60% of average daily net assets
Small/Mid Cap Equity Fund	0.80% of average daily net assets
International Equity Fund	0.80% of average daily net assets
Large Cap Index Fund (a)(b)	0.13% on the first $500 million
0.12% on the next $250 million
0.11% on the next $250 million
0.085% on the next $2 billion
0.06% on amounts exceeding $3 billion
Small Cap Index Fund (a)(b)	0.15% on the first $150 million
0.13% on the next $850 million
0.105% on the next $2 billion
0.08% on amounts exceeding $3 billion
International Index Fund (a)(b)	0.16% on the first $150 million
0.14% on the next $850 million
0.115% on the next $2 billion
0.09% on amounts exceeding $3 billion
Balanced Fund	None
Bond Fund	0.50% of average daily net assets
Money Market Fund (a)	0.10% of average daily net assets

(a)  Through April 30, 2016, the investment advisory and management services fees for the Large Cap Index Fund, Small Cap Index Fund, International Index Fund and Money Market Fund were 0.24%, 0.40%, 0.55% and 0.40%, respectively.

(b)  For purposes of calculating the breakpoints in the preceding table, the assets of the following funds are combined: S&P 500 Index Fund of the State Farm Mutual Fund Trust and the Large Cap Index Fund; Small Cap Index Fund of the State Farm Mutual Fund Trust and the Small Cap Index Fund; and International Index Fund of the State Farm Mutual Fund Trust and the International Index Fund.

SFIMC has agreed not to be paid an investment advisory and management services fee for performing its services for the Balanced Fund. However, SFIMC receives investment advisory fees from managing the underlying Funds in which the Balanced Fund invests.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds do not pay any direct or indirect discount, commission or other compensation for transfer agent services provided by SFIMC or for distribution and underwriting services provided by State Farm VP Management Corp.

SFIMC has engaged Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”) as the investment sub-advisers to provide day-to-day portfolio management for the Large Cap Equity Fund; Bridgeway as the investment sub-adviser to provide day-to-day portfolio management for approximately one-half of the Small/Mid Cap Equity Fund; Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”) as the investment sub-advisers to provide day-to-day portfolio management for the International Equity Fund; and BlackRock Fund Advisors (“BlackRock”) as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Index, Small Cap Index and International Index Funds. Effective May 1, 2017, Rainier Investment Management, LLC (“Rainier”) ceased serving as investment sub-adviser to the Small/Mid Cap Equity Fund.

In accordance with the investment objective of the Fund or Funds each sub-advises, Bridgeway, Westwood, Marsico, Northern Cross, and BlackRock determine which securities to buy and sell, select the brokers and dealers to effect the transactions, and negotiate commissions. Bridgeway’s, Westwood’s, Rainier’s, Marsico’s, Northern Cross’s, and BlackRock’s sub-advisory fees for managing the respective portfolios are paid by SFIMC. No additional advisory fees are charged to the Funds for the services of the sub-advisers.

As of December 31, 2017, the following fees were earned by BlackRock, Bridgeway, Rainier, Westwood, Marsico, and Northern Cross for sub-advisory services (not all amounts earned were paid during the period):

Fund	BlackRock	Bridgeway	Rainier (a)	Westwood	Marsico	Northern Cross
Large Cap Equity Fund	$—	$148,782	$—	$118,030	$—	$—
Small/Mid Cap Equity Fund	—	211,891	62,098	—	—	—
International Equity Fund	—	—	—	—	131,324	141,364
Large Cap Index Fund	106,403	—	—	—	—	—
Small Cap Index Fund	108,265	—	—	—	—	—
International Index Fund	139,597	—	—	—	—	—

Total Sub-Advisory Fees	$354,265	$360,673	$62,098	$118,030	$131,324	$141,364

(a) Effective May 1, 2017, Rainier ceased serving as investment sub-adviser to the Small/Mid Cap Equity Fund.

Expense Reduction Agreements

With respect to each Fund, other than the Balanced, International Equity and International Index Funds, SFIMC has agreed to reimburse the expenses incurred by each Fund (other than the investment advisory and management services fee, acquired fund fees and expenses and custody fees in the case of the Large Cap Index Fund and the Small Cap Index Fund) that exceed 0.10% of such Fund’s average daily net assets. With respect to the Balanced Fund, SFIMC has agreed to reimburse all expenses incurred by the Fund other than acquired fund fees and expenses. With respect to the International Equity and International Index Funds, SFIMC has agreed to reimburse the expenses incurred by these Funds, other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.20% of the Fund’s average daily net assets. With respect to the Large Cap Index Fund and the Small Cap Index Fund, SFIMC has agreed to reimburse all custody fees. Prior-year reimbursements and waivers, if any, are not subject to recapture.

SFIMC has agreed to waive its fees to the extent necessary to prevent the Money Market Fund’s net investment income from decreasing below zero.

These expense reductions are voluntary and may be eliminated by SFIMC at any time.

Effective May 1, 2017, SFIMC contractually agreed to waive 0.29% of investment advisory and management services fees for the Small/Mid Cap Equity Fund producing a net fee of 0.51% (0.80% - 0.29%). SFIMC may not discontinue this waiver before April 30, 2018, without the consent of the Board.

Line of credit

State Farm Mutual Automobile Insurance Company (“Auto Company”), the parent company of SFIMC, has entered into a Line of Credit Agreement with the Trust. Under that agreement, a Fund may request and Auto Company, in its complete discretion, may lend money to a Fund for up to 30 days on an unsecured basis. Auto Company will not lend more than $50 million at any one time to the Funds and to the other mutual funds advised by SFIMC. Under the agreement, a Fund will pay interest to Auto Company on any outstanding loan at a benchmark interest rate that approximates the rate that creditworthy corporate issuers pay on short-term commercial paper. The Funds did not borrow under the Line of Credit Agreement during the year ended December 31, 2017.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Officers and Trustees

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees.

7.	Investment transactions

For the year ended December 31, 2017, investment transactions (exclusive of short-term instruments) were as follows:

Fund	Purchases (excluding U.S. Government Obligations)	Sales/Maturities (excluding U.S. Government Obligations)	Purchases of U.S. Government Obligations	Sales/Maturities of U.S. Government Obligations
Large Cap Equity Fund	$39,522,189	$40,960,451	$—	$—
Small/Mid Cap Equity Fund	64,975,170	65,076,590	—	—
International Equity Fund	22,359,577	22,332,197	—	—
Large Cap Index Fund	18,782,810	50,521,112	—	—
Small Cap Index Fund	39,742,304	55,480,712	—	—
International Index Fund	11,006,183	11,663,989	—	—
Balanced Fund	3,617,832	4,840,000	—	—
Bond Fund	22,451,249	21,520,541	7,998,359	8,000,000

Cross trades for the year ended December 31, 2017 were executed by the Large Cap Index and Small Cap Index Funds pursuant to Rule 17a-7 under the Investment Company Act of 1940 with other mutual funds that are affiliated with BlackRock, but are not part of the State Farm family of funds. Cross trading is the buying or selling of portfolio securities between funds. At its regularly scheduled quarterly meetings, the Board of Trustees reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.93	$12.04	$12.91	$11.38	$8.61
Income from Investment Operations
Net investment income (a)	0.13	0.12	0.13	0.12	0.10
Net gain (loss) on investments (both realized and unrealized)	2.71	0.84	0.06	1.68	2.77

Total from investment operations	2.84	0.96	0.19	1.80	2.87

Less Distributions
Net investment income	(0.12)	(0.12)	(0.14)	(0.17)	(0.10)
Net realized gain	(0.92)	(0.95)	(0.92)	(0.10)	—

Total distributions	(1.04)	(1.07)	(1.06)	(0.27)	(0.10)

Net asset value, end of period	$13.73	$11.93	$12.04	$12.91	$11.38

Total Return	23.81%	7.83%	1.33%	15.75%	33.33%
Net assets, end of period (millions)	$81.0	$66.9	$63.8	$63.4	$55.0
Ratios to average net assets assuming expense reductions
Expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	0.96%	0.99%	1.01%	0.98%	0.95%
Ratios to average net assets absent expense reductions
Expenses	0.71%	0.70%	0.71%	0.73%	0.72%
Net investment income	0.95%	0.99%	1.00%	0.95%	0.93%
Portfolio turnover rate	55%	56%	52%	51%	68%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

See accompanying notes to financial statements.	109

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.07	$10.77	$12.00	$13.12	$11.06
Income from Investment Operations
Net investment income (a)	0.08	0.04	0.07	0.03	0.01
Net gain (loss) on investments (both realized and unrealized)	1.34	1.36	(0.54)	0.62	3.83

Total from investment operations	1.42	1.40	(0.47)	0.65	3.84

Less Distributions
Net investment income	(0.08)	(0.04)	(0.08)	(0.03)	(0.12)
Net realized gain	(1.15)	(0.06)	(0.68)	(1.74)	(1.66)

Total distributions	(1.23)	(0.10)	(0.76)	(1.77)	(1.78)

Net asset value, end of period	$12.26	$12.07	$10.77	$12.00	$13.12

Total Return	11.79%	13.01%	(3.99)%	4.94%	34.96%
Net assets, end of period (millions)	$74.3	$67.4	$60.4	$63.7	$61.1
Ratios to average net assets assuming expense reductions
Expenses	0.70%	0.90%	0.90%	0.90%	0.90%
Net investment income	0.65%	0.39%	0.61%	0.23%	0.09%
Ratios to average net assets absent expense reductions
Expenses	0.92%	0.93%	0.93%	0.94%	0.95%
Net investment income	0.43%	0.36%	0.58%	0.19%	0.04%
Portfolio turnover rate	96%	106%	119%	103%	115%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

110	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.84	$10.44	$10.54	$11.34	$9.76
Income from Investment Operations
Net investment income (a)	0.06	0.06	0.07	0.08	0.12
Net gain (loss) on investments (both realized and unrealized)	3.32	(0.60)	(0.09)	(0.75)	1.63

Total from investment operations	3.38	(0.54)	(0.02)	(0.67)	1.75

Less Distributions
Net investment income	(0.06)	(0.06)	(0.08)	(0.13)	(0.17)
Net realized gain	—	—	—	—	—

Total distributions	(0.06)	(0.06)	(0.08)	(0.13)	(0.17)

Net asset value, end of period	$13.16	$9.84	$10.44	$10.54	$11.34

Total Return	34.35%	(5.17)%	(0.17)%	(5.96)%	17.97%
Net assets, end of period (millions)	$55.7	$41.6	$44.2	$44.4	$47.4
Ratios to average net assets assuming expense reductions
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.51%	0.58%	0.59%	0.75%	1.10%
Ratios to average net assets absent expense reductions
Expenses	1.13%	1.06%	1.12%	1.23%	1.18%
Net investment income	0.38%	0.52%	0.47%	0.52%	0.92%
Portfolio turnover rate	46%	104%	122%	98%	77%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

See accompanying notes to financial statements.	111

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$19.24	$18.53	$19.32	$17.85	$14.10
Income from Investment Operations
Net investment income (a)	0.40	0.38	0.35	0.33	0.29
Net gain (loss) on investments (both realized and unrealized)	3.72	1.73	(0.15)	1.97	4.16

Total from investment operations	4.12	2.11	0.20	2.30	4.45

Less Distributions
Net investment income	(0.40)	(0.40)	(0.34)	(0.31)	(0.30)
Net realized gain	(0.58)	(1.00)	(0.65)	(0.52)	(0.40)

Total distributions	(0.98)	(1.40)	(0.99)	(0.83)	(0.70)

Net asset value, end of period	$22.38	$19.24	$18.53	$19.32	$17.85

Total Return	21.70%	11.74%	1.12%	13.37%	32.01%
Net assets, end of period (millions)	$713.2	$627.1	$603.1	$637.1	$599.5
Ratios to average net assets
Expenses (b)(c)	0.15%	0.19%	0.29%	0.28%	0.29%
Net investment income	1.92%	2.01%	1.80%	1.75%	1.80%
Portfolio turnover rate	3%	3%	3%	3%	3%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	The expense ratios include the effect of expense reduction changes.

(c)	The expense ratio includes the effect of expense reimbursements that are less than 0.01%.

112	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$13.63	$11.78	$13.46	$13.99	$10.85
Income from Investment Operations
Net investment income (a)	0.16	0.15	0.11	0.11	0.09
Net gain (loss) on investments (both realized and unrealized)	1.83	2.33	(0.74)	0.51	4.05

Total from investment operations	1.99	2.48	(0.63)	0.62	4.14

Less Distributions
Net investment income	(0.16)	(0.16)	(0.12)	(0.11)	(0.11)
Net realized gain	(0.89)	(0.47)	(0.93)	(1.04)	(0.89)

Total distributions	(1.05)	(0.63)	(1.05)	(1.15)	(1.00)

Net asset value, end of period	$14.57	$13.63	$11.78	$13.46	$13.99

Total Return	14.55%	20.96%	(4.86)%	4.37%	38.27%
Net assets, end of period (millions)	$340.4	$315.3	$276.2	$306.2	$309.2
Ratios to average net assets assuming expense reductions
Expenses (b)	0.22%	0.30%	0.49%	0.48%	0.49%
Net investment income	1.11%	1.23%	0.84%	0.76%	0.68%
Ratios to average net assets absent expense reductions
Expenses	0.23%	0.31%	0.50%	0.49%	0.50%
Net investment income	1.10%	1.22%	0.83%	0.75%	0.67%
Portfolio turnover rate	12%	15%	14%	15%	13%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	The expense ratios include the effect of expense reduction changes.

See accompanying notes to financial statements.	113

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.84	$12.21	$12.76	$14.01	$11.86
Income from Investment Operations
Net investment income (a)	0.36	0.34	0.31	0.44	0.31
Net gain (loss) on investments (both realized and unrealized)	2.65	(0.24)	(0.45)	(1.26)	2.18

Total from investment operations	3.01	0.10	(0.14)	(0.82)	2.49

Less Distributions
Net investment income	(0.40)	(0.35)	(0.30)	(0.43)	(0.34)
Net realized gain	(0.17)	(0.12)	(0.11)	—	—

Total distributions	(0.57)	(0.47)	(0.41)	(0.43)	(0.34)

Net asset value, end of period	$14.28	$11.84	$12.21	$12.76	$14.01

Total Return	25.40%	0.90%	(1.16)%	(5.88)%	20.96%
Net assets, end of period (millions)	$334.2	$275.5	$280.9	$290.8	$316.8
Ratios to average net assets
Expenses (b)(c)	0.26%	0.42%	0.68%	0.64%	0.67%
Net investment income	2.69%	2.83%	2.31%	3.12%	2.41%
Portfolio turnover rate	4%	3%	3%	3%	3%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	The expense ratios include the effect of expense reduction changes.

(c)	The expense ratio includes the effect of expense reimbursements that are less than 0.01%.

114	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.87	$15.56	$16.12	$15.44	$13.54
Income from Investment Operations
Net investment income (a)	0.35	0.37	0.34	0.34	0.33
Net gain (loss) on investments (both realized and unrealized)	1.84	0.84	(0.16)	1.07	2.08

Total from investment operations	2.19	1.21	0.18	1.41	2.41

Less Distributions
Net investment income	(0.38)	(0.37)	(0.37)	(0.34)	(0.32)
Net realized gain	(0.61)	(0.53)	(0.37)	(0.39)	(0.19)

Total distributions	(0.99)	(0.90)	(0.74)	(0.73)	(0.51)

Net asset value, end of period	$17.07	$15.87	$15.56	$16.12	$15.44

Total Return	13.96%	7.90%	1.11%	9.43%	17.97%
Net assets, end of period (millions)	$99.3	$91.5	$90.3	$95.0	$90.4
Ratios to average net assets assuming expense reductions
Expenses (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	2.09%	2.33%	2.11%	2.15%	2.23%
Ratios to average net assets absent expense reductions
Expenses (b)	0.09%	0.08%	0.08%	0.07%	0.08%
Net investment income	2.00%	2.25%	2.03%	2.08%	2.15%
Portfolio turnover rate	4%	6%	4%	4%	8%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Expense ratios relate to the Balanced Fund only and do not reflect acquired fund fees and expenses.

See accompanying notes to financial statements.	115

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.16	$10.28	$10.47	$10.42	$10.97
Income from Investment Operations
Net investment income	0.26	0.29	0.29	0.31	0.33
Net gain (loss) on investments (both realized and unrealized)	(0.04)	(0.07)	(0.18)	0.05	(0.55)

Total from investment operations	0.22	0.22	0.11	0.36	(0.22)

Less Distributions
Net investment income	(0.26)	(0.29)	(0.29)	(0.31)	(0.33)
Net realized gain	(0.01)	(0.05)	(0.01)	—	—

Total distributions	(0.27)	(0.34)	(0.30)	(0.31)	(0.33)

Net asset value, end of period	$10.11	$10.16	$10.28	$10.47	$10.42

Total Return	2.15%	2.08%	1.01%	3.52%	(2.06)%
Net assets, end of period (millions)	$154.6	$155.4	$161.0	$167.2	$168.8
Ratios to average net assets
Expenses (a)	0.60%	0.58%	0.59%	0.58%	0.58%
Net investment income	2.53%	2.77%	2.77%	2.99%	3.06%
Portfolio turnover rate	19%	10%	9%	7%	14%

(a)	The expense ratio includes the effect of expense reimbursements that are less than 0.01%.

116	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2017	2016		2015		2014		2013
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00		$1.00
Income from Investment Operations
Net investment income (a)	0.01	—		—		—		—

Total from investment operations	0.01	—		—		—		—

Less Distributions
Net investment income (a)	(0.01)	—		—		—		—

Total distributions	(0.01)	—		—		—		—

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00		$1.00

Total Return	0.64%	0.05%		0.00%		0.00%		0.00%
Net assets, end of period (millions)	$28.5	$30.4		$31.6		$34.0		$35.9
Ratios to average net assets assuming expense reductions
Expenses (b)	0.20%	0.30	%(c)	0.10	%(c)	0.07	%(c)	0.08	%(c)
Net investment income	0.63%	0.05%		0.00%		0.00%		0.00%
Ratios to average net assets absent expense reductions
Expenses	0.41%	0.58%		0.71%		0.62%		0.63%
Net investment income	0.42%	(0.23)%		(0.61)%		(0.55)%		(0.55)%

(a)	Net investment income and distributions represent less than $0.01 per share in 2016.

(b)	The expense ratios include the effect of expense reduction changes.

(c)	The expense ratio includes the effect of the voluntary fee waiver from SFIMC described in Note 6 under Fees and Other Transactions with Affiliates.

See accompanying notes to financial statements.	117

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Trustees of the State Farm Variable Product Trust and Shareholders of the Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Large Cap Equity Index Fund, Small Cap Equity Index Fund, International Equity Index Fund, Stock and Bond Balanced Fund, Bond Fund and Money Market Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Large Cap Equity Index Fund, Small Cap Equity Index Fund, International Equity Index Fund, Stock and Bond Balanced Fund, Bond Fund and Money Market Fund (nine funds comprising the State Farm Variable Product Trust, hereafter referred to as the “Funds”), as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, Illinois

February 23, 2018

We have served as the auditor of one or more investment companies in State Farm Mutual Funds investment company group since 2011.

Management Information – State Farm Variable Product Trust, December 31, 2017 (unaudited)

I. Information about Non-Interested (Independent) Trustees of State Farm Variable Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 64	Trustee	Began service in 1998 and serves until successor is elected or appointed.	PRESIDENT – St. Mary’s University; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 61	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR – Texas Christian University; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 65	Trustee	Began service in 2001 and serves until successor is elected or appointed.	EXECUTIVE DIRECTOR – Center for Talent Reporting, Inc. (nonprofit dedicated to improving the management of human capital); PRESIDENT/OWNER – Poudre River Press LLC (book publisher); CONSULTANT/PRESIDENT/OWNER – Manage Learning LLC (consults with organizations on learning strategy, governance, measurement and evaluation); ADJUNCT FACULTY – Bellevue University and University of Southern Mississippi; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 66	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	TRUSTEE – MainStay Funds (83 portfolios)

Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 61	Trustee	Began service in 2006 and serves until successor is elected or appointed.	DIRECTOR – Baron Capital Group, Inc. (investment adviser and distributor of mutual funds); PRIVATE INVESTOR; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

Diane L. Wallace One State Farm Plaza Bloomington, Illinois 61710 Age 59	Trustee	Began service in 2013 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	TRUSTEE – Janus Investment Funds (65 portfolios)

Management Information – State Farm Variable Product Trust, December 31, 2017 (unaudited)

II. Information about Interested Trustees/Officers of State Farm Variable Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Joe R. Monk, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 54	Trustee, President and Chairperson of the Board	Began service as Trustee in 2015 and serves until successor is elected or appointed. Began service as President and Chairperson of the Board in 2015 and serves until removed.	SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER – State Farm Life Insurance Company; SENIOR VICE PRESIDENT – MUTUAL FUNDS and VICE PRESIDENT – HEALTH – State Farm Mutual Automobile Insurance Company; DIRECTOR and SENIOR VICE PRESIDENT – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, PRESIDENT and CHAIRPERSON OF THE BOARD (since 6/2015) and SENIOR VICE PRESIDENT (3/2011 – 6/2015) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

Paul J. Smith* One State Farm Plaza Bloomington, Illinois 61710 Age 54	Trustee, Senior Vice President, and Treasurer	Began service as Trustee in 2015 and serves until successor is elected or appointed. Began service in June 2011 as Senior Vice President and in December 2012 as Treasurer and serves until removed.	EXECUTIVE VICE PRESIDENT – State Farm Mutual Automobile Insurance Company; DIRECTOR and SENIOR VICE PRESIDENT – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE (since 1/2015), SENIOR VICE PRESIDENT, and TREASURER – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

*	Messrs. Monk and Smith are “interested” Trustees as defined by the Investment Company Act of 1940 because of their respective positions with State Farm Variable Product Trust, State Farm VP Management Corp., State Farm Investment Management Corp. and with the affiliates of these companies.

Management Information – State Farm Variable Product Trust, December 31, 2017 (unaudited)

III. Information about Officers of State Farm Variable Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years

Lisa Stewart One State Farm Plaza Bloomington, Illinois 61710 Age 48	Vice President	Began service in December 2015 and serves until removed.	VICE PRESIDENT – LIFE/HEALTH and MUTUAL FUNDS (since 10/2015), VICE PRESIDENT – AGENCY (1/2014 – 10/2015), VICE PRESIDENT AGENCY – CUSTOMER CARE CENTER (1/2013 – 1/2014), and VICE PRESIDENT OPERATIONS – ENTERPRISE SERVICES (9/2011 – 1/2013) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 12/2015) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT (since 12/2015) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.

Mark D. Mikel Three State Farm Plaza Bloomington, Illinois 61791 Age 47	Vice President and Secretary	Began service in December 2012 and serves until removed.	ASSISTANT VICE PRESIDENT – MUTUAL FUNDS – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FINANCIAL AND SECRETARY (since 3/2013) and ASSISTANT SECRETARY-TREASURER (12/2007 – 3/2013) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.

David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 58	Chief Compliance Officer and Assistant Secretary- Treasurer	Began service as Assistant Secretary– Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY-TREASURER – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust; CHIEF COMPLIANCE OFFICER, TREASURER (since 3/2016), and ASSISTANT SECRETARY-TREASURER (3/2001 – 3/2016) – State Farm Investment Management Corp.; TREASURER (since 3/2016) and ASSISTANT SECRETARY-TREASURER (3/2001 – 3/2016) – State Farm VP Management Corp.

Joseph P. Young One State Farm Plaza Bloomington, Illinois 61710 Age 54	Vice President	Began service in December 2011 and serves until removed.	VICE PRESIDENT – FIXED INCOME – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp.; VICE PRESIDENT – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-888-702-2307 to request a copy of the SAI.

See accompanying notes to financial statements.	121

U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1275

PRESORTED STANDARD

Not FDIC Insured	• May Lose Value • No Bank Guarantee

231-3571.20-CH
AP2018/02/9814
2-2018
Printed in U.S.A.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-888-702-2307.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw and Anita Nagler, members of the registrant’s Audit Committee, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in paragraph (b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in paragraph (d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Audit Committee or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Billed to registrant for fiscal year ending December 31, 2017:	$307,400
Billed to registrant for fiscal year ending December 31, 2016:	$300,875

The audit fees for December 31, 2017 are based on amounts billed and estimated amounts expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees

Billed to registrant in fiscal year ending December 31, 2017:	$0
Billed to registrant in fiscal year ending December 31, 2016:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed in fiscal year ending December 31, 2017:	$0
Billed in fiscal year ending December 31, 2016:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(c)	Tax Fees

Billed to registrant in fiscal year ending December 31, 2017:	$51,120
Billed to registrant in fiscal year ending December 31, 2016:	$49,609

The nature of the services comprising the fees disclosed under this category:

For each fiscal year, the nature of the services includes fees for:

•	reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code; and
•	reviewing the registrant’s tax returns (federal, state, and excise), and a review of income tax and excise tax positions, issues and tax accounting methods with respect to the registrant.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed in fiscal year ending December 31, 2017:	$0
Billed in fiscal year ending December 31, 2016:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(d)	All Other Fees

Billed to registrant in fiscal year ending December 31, 2017:	$0
Billed to registrant in fiscal year ending December 31, 2016:	$0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed in fiscal year ending December 31, 2017:	$0
Billed in fiscal year ending December 31, 2016:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(e)(1)	The Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are as follows:

The Audit Committee (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

-	the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

-	the independent registered public accountants shall report directly to the Committee.

b.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval provided the amount in question does not exceed $10,000. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2017:	not applicable	0%	not applicable
Fiscal year ending December 31, 2016:	not applicable	0%	not applicable
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:
	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2017:	not applicable	not applicable	not applicable
Fiscal year ending December 31, 2016:	not applicable	not applicable	not applicable

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending December 31, 2017:	$51,120
Fiscal year ending December 31, 2016:	$49,609

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending December 31, 2017:	$0
Fiscal year ending December 31, 2016:	$0

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending December 31, 2017:	$0
Fiscal year ending December 31, 2016:	$0

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)	The information required by this Item 6(a) is included as part of the report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Variable Product Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation

Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable

(b) Certification of principal executive officer and principal financial officer required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Variable Product Trust

By	/s/ Joe R. Monk Jr.
Joe R. Monk Jr.
President

Date	February 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Joe R. Monk Jr.
Joe R. Monk Jr.
President

Date	February 26, 2018

By	/s/ Paul J. Smith
Paul J. Smith
Senior Vice President and Treasurer

Date	February 26, 2018